Exhibit 2.1

CONTRIBUTION, CONVEYANCE, ASSIGNMENT

AND ASSUMPTION AGREEMENT

dated as of

August 29, 2018

by and among

REMORA PETROLEUM, L.P.

REMORA ROYALTIES, INC.

REMORA HOLDINGS, LLC

AND

THE OTHER PARTIES HERETO

i

TABLE OF CONTENTS

(continued)

TABLE OF CONTENTS

Page

INDEX OF DEFINED TERMS

A&R Certificate of Incorporation	14
A&R Remora Holdings LLC Agreement	10
Affiliate	3
Aggregate Consideration	3
Agreement	1
Allocated Value	3
Applicable Contributing Party	3
Applicable Schedule	3
Asset Taxes	3
AVAD Contributing Parties	1
AVAD North Texas Conveyance	12
AVAD North Texas ORRIs	2
AVAD ORRIs	2
AVAD Utah	1
AVAD Utah Conveyance	12
AVAD Utah CPO Conveyance	12
AVAD Utah CPOs	2
AVAD Utah ORRIs	2
BLG Conveyance	13
BLG ORRIs	2
Business	3
Business Day	3
Bylaws	14
Class A Common Stock	3
Class B Common Stock	4
Class B Subscription Agreement	13
Closing	13
Closing Date	4
Closing Deliverables	14
Closing Transactions	10
Code	4
Company	1, 4
Confidential Information	4
Contributed Interests	4
Contributing Parties	1
Contributing Party Interests	2
Contributor FIRPTA Certificates	14
Contributor’s Disclosure Letter	15
control	3
Conveyance Documents	4
Credit Documents	4
Cure Period	35
Damages	35
Defensible Title	4
Delaware LLC Act	4
DGCL	4
Disclosed Reserve Report	5
Effective Time	5
Entity	5
Environmental Laws	5

ERISA	5
Excluded Contributed Interest Value	29
Execution Date	1
Final Prospectus	5
Fundamental Representations	5
GAAP	9
Governing Documents	5
Governmental Authorization	15
Governmental Entity	5
Hazardous Material	5
Hydrocarbons	6
Income Tax	6
Indemnified Party	6
Indemnified Taxes	33
Indemnifying Party	6
Indemnity Notice	37
Initial Public Offering	6
Knowledge	6
Laws	6
Liens	6
Material Adverse Effect	6
Negative Title Effect	6
Net Revenue Interest	6
Notice	39
Oil and Gas Documents	19
OKSA Fee Minerals	2
OKSA Mineral Interests	2
OKSA Minerals	1
OKSA ORRI Conveyance	12
OKSA ORRIs	2
OKSA Royalty Conveyance	13
OKSA Royalty Interests	2
Parties	1
Party	1
Party Affiliate	42
Permits	16
Permitted Liens	7
Person	7
Plan	7
Preferential Purchase Rights	20
Pre-Transaction Claims	39
Pre-Transaction Matters	39
Proceeding	7
Production Burdens	8
Proposed Pricing Terms	39
Proposed Transaction	29
Qualified Liability	34
Recourse Parties	42
Registration Rights Agreement	14
Registration Statement	8

Release	8
Released Parties	39
Releasing Parties	39
Remora	1
Remora Contributed Interests	11
Remora Contributing Parties	1
Remora Conveyances	11
Remora Equity	8
Remora Holdings	1
Remora Holdings LLC Agreement	8
Remora Interests	1
Remora Liabilities	11
Remora LP Conveyance	10
Remora LP Interests	1
Remora Operating	1
Remora Operating CA	1
Remora Operating CA Contributed Interests	11
Remora Operating CA Conveyance	11
Remora Operating CA Interests	1
Remora Operating Conveyance	10
Required Consent	8
Reserve Report Engineers	8
RH Unit Price	8
RH Units	10
ROFO Assets	29
ROFO Notice	30
ROFO Response	30
ROFO Response Deadline	30
SEC	8
Securities Act	8
Shared Expenses	27
Subsidiary	8
Supermajority Interest	8
Survival Period	34
Tax	9

Tax Allocation	34
Tax Authority	9
Tax Return	9
Third Parties	9
Third Party	9
Transaction Documents	9
Transfer	29
Transfer Taxes	33
Transferring Party	29
Treasury Regulations	9
Underwriters	9
Underwriting Agreement	9
Vendera Contributing Parties	1
Vendera Management	1
Vendera Management Conveyance	11
Vendera Management CPO Conveyance	11
Vendera Management CPOs	2
Vendera Management ORRIs	1
Vendera ORRIs	2
Vendera Resources II	1
Vendera Resources II Conveyance	12
Vendera Resources II ORRIs	2
Vendera Resources III LP	1
Vendera Resources III LP Conveyance	12
Vendera Resources III LP CPO Conveyance	12
Vendera Resources III LP CPOs	2
Vendera Resources III LP ORRIs	1
Vendera Resources LP	1
Vendera Resources LP Conveyance	11
Vendera Resources ORRIs	1
Vendera Resources TXLA	1
Vendera Resources TXLA Conveyance	11
Vendera Resources TXLA ORRIs	1
Wells	9

EXHIBITS

Exhibit A-1-A	Remora LP 45% Conveyance
Exhibit A-1-B	Remora LP 10% Conveyance
Exhibit A-2-A	Remora Operating 45% Conveyance
Exhibit A-2-B	Remora Operating 10% Conveyance
Exhibit A-3	Remora Operating CA Conveyance
Exhibit B-1	Vendera Resources LP Conveyance
Exhibit B-2	Vendera Management Conveyance
Exhibit B-3	Vendera Resources TXLA Conveyance
Exhibit B-4	Vendera Resources III LP Conveyance
Exhibit B-5	Vendera Resources II Conveyance
Exhibit B-6	Vendera Resources III LP CPO Conveyance
Exhibit B-7	Vendera Management CPO Conveyance
Exhibit C-1	AVAD Utah Conveyance
Exhibit C-2	AVAD Utah CPO Conveyance
Exhibit C-3	AVAD North Texas Conveyance
Exhibit D-1	OKSA ORRI Conveyance
Exhibit D-2	OKSA Royalty Conveyance
Exhibit D-3	OKSA Leasehold and Fee Minerals Conveyance
Exhibit E	BLG Conveyance
Exhibit F	Class B Subscription Agreement
Exhibit G	ROFO Assets

SCHEDULES

Schedule A-1	Contributing Parties Unit Consideration
Schedule A-2	Contributing Parties Cash Consideration
Schedule A-3	Overallotment Consideration
Schedule A-4	Contributing Parties Notice Information
Schedule 1-1	Remora LP Interests
Part A	Leases
Part A-1	Leases (Remora LP 45% Interests)
Part A-2	Leases (Remora LP 10% Interests)
Part B	Wells
Schedule 1-2	Remora Operating Interests
Part A	Leases
Part A-1	Leases (Remora Operating 45% Interests)
Part A-2	Leases (Remora Operating 10% Interests)
Part B	Wells
Schedule 1-3	Remora Operating CA Interests
Part A	Leases
Part B	Wells
Schedule 2-1	Vendera Resources ORRIs
Part A	Leases
Part B	Wells
Schedule 2-2	Vendera Management ORRIs
Part A	Leases
Part B	Wells
Schedule 2-3	Vendera Resources TXLA ORRIs
Part A	Leases
Part A-1	45% Leases
Part A-2	10% Leases
Part B	Wells

v

Schedule 2-4	Vendera Resources III LP ORRIs
Part A	Leases
Part B	Wells
Schedule 2-5	Vendera Resources II ORRIs
Part A	Leases
Part B	Wells
Schedule 2-6	Vendera Resources III LP CPOs
Part A	Leases
Part B	Wells
Schedule 2-7	Vendera Management CPOs
Part A	Leases
Part B	Wells
Schedule 3-1	AVAD Utah ORRIs
Part A	Leases
Part B	Wells
Schedule 3-2	AVAD Utah CPOs
Part A	Leases
Part B	Wells
Schedule 3-3	AVAD North Texas ORRIs
Part A	Leases
Part A-1	45% Leases
Part A-2	10% Leases
Part B	Wells
Schedule 4-1	OKSA Royalty Interests
Part A	Lands
Part B	Wells
Schedule 4-2	OKSA ORRIs
Part A	Leases
Part B	Wells
Schedule 4-3	OKSA Leasehold and Fee Minerals
Schedule 5	BLG ORRIs
Part A	Leases
Part B	Wells
Schedule 6.1	Conduct of Contributing Party’s Business
Schedule 7.1(d)	Assignment of Oil and Gas Interests
Schedule 8.7(a)	Tax Treatment and Related Matters (Qualified Liabilities)

Contributing Parties Disclosure Letters

AVAD Contributors’ Disclosure Letter

Remora Contributors’ Disclosure Letter

Remora Holdings Disclosure Schedules

Company Disclosure Schedules

ANNEXES

Annex 2	Certain Vendera Contributing Party Wells
Annex 2-A	Certain Vendera Management Wells
Annex 2-B	Certain Vendera Resources III LP Wells
Annex 3	Certain AVAD Utah Wells

CONTRIBUTION, CONVEYANCE, ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS CONTRIBUTION, CONVEYANCE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of August 29, 2018 (the “Execution Date”), is entered into by and among Remora Royalties, Inc., a Delaware corporation (the “Company”), Remora Holdings, LLC, a Delaware limited liability company (“Remora Holdings”), Remora Operating, LLC, a Texas limited liability company (“Remora Operating”), Remora Operating CA, LLC, a Texas limited liability company (“Remora Operating CA”), Remora Petroleum, L.P., a Texas limited partnership (“Remora” and together with Remora Operating and Remora CA Operating, the “Remora Contributing Parties”), Vendera Resources, LP, a Delaware limited partnership (“Vendera Resources LP”), Vendera Resources II, LLC, a Delaware limited liability company (“Vendera Resources II”), Vendera Management III, LLC, a Delaware limited liability company (“Vendera Management”), Vendera Resources TXLA, LLC, a Texas limited liability company (“Vendera Resources TXLA”), Vendera Resources III, LP, a Delaware limited partnership (“Vendera Resources III LP” and together with Vendera Resources TXLA, Vendera Management, Vendera Resources II, and Vendera Resources LP, the “Vendera Contributing Parties”), AVAD Utah, LLC, a Delaware limited liability company (“AVAD Utah”), AVAD North Texas, LLC, a Delaware limited liability company (“AVAD North Texas” and together with AVAD Utah, the “AVAD Contributing Parties”), OKSA Minerals, LP, a Texas limited partnership (“OKSA Minerals”), and BLG Resources, LLC, a Texas limited liability company (“BLG” and together with OKSA Minerals, the AVAD Contributing Parties, the Vendera Contributing Parties and the Remora Contributing Parties, the “Contributing Parties”). The Company, Remora Holdings and the Contributing Parties (and their respective successors and permitted assigns) are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WITNESSETH:

A. WHEREAS, Remora owns certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 1-1, Part A-1 (the “Remora LP 45% Interests”) and Schedule 1-1, Part A-2 (the “Remora LP 10% Interests” and together with the Remora LP 45% Interests, the “Remora LP Interests”).

B. WHEREAS, Remora Operating owns certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 1-2, Part A-1 (the “Remora Operating 45% Interests”) and Schedule 1-2, Part A-2 (the “Remora Operating 10% Interests” and together with the Remora Operating 45% Interests, the “Remora Operating Interests”).

C. WHEREAS, Remora Operating CA owns certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 1-3 (the “Remora Operating CA Interests” and together with the Remora LP Interests and the Remora Operating Interests, the “Remora Interests”).

D. WHEREAS, Vendera Resources LP owns an interest in and to the certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 2-1 from which it will create those certain overriding royalty interests described on Schedule 2-1 (the “Vendera Resources ORRIs”).

E. WHEREAS, Vendera Management owns an interest in and to the certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 2-2 from which it will create those certain overriding royalty interests described on Schedule 2-2 (the “Vendera Management ORRIs”).

F. WHEREAS, Vendera Resources TXLA owns an interest in and to the certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 2-3 from which it will create those certain overriding royalty interests described on Schedule 2-3 (the “Vendera Resources TXLA ORRIs”).

G. WHEREAS, Vendera Resources III LP owns an interest in and to the certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 2-4 from which it will create those certain overriding royalty interests described on Schedule 2-4 (the “Vendera Resources III LP ORRIs”).

H. WHEREAS, Vendera Resources II owns an interest in and to the certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 2-5 from which it will create those certain overriding royalty interests described on Schedule 2-5 (the “Vendera Resources II ORRIs”).

I. WHEREAS, Vendera Resources III LP owns an interest in and to the certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 2-6 from which it will create those certain rights to payments under a contractual payment obligation described on Schedule 2-6 (the “Vendera Resources III LP CPOs”.

J. WHEREAS, Vendera Management owns an interest in and to the certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 2-7 from which it will create those certain rights to payments under a contractual payment obligation described on Schedule 2-7 (the “Vendera Management CPOs” and together with the Vendera Resources TXLA ORRIs, the Vendera Management ORRIs, the Vendera Resources ORRIs, the Vendera Resource III LP ORRIs, the Vendera Resources II ORRIs, and the Vendera Resources III LP CPOs, the “Vendera ORRIs”).

K. WHEREAS, AVAD Utah owns an interest in and to the certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 3-1 from which it will create those certain overriding royalty interests described on Schedule 3-1 (the “AVAD Utah ORRIs”).

L. WHEREAS, AVAD Utah owns an interest in and to the certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 3-2 from which it will create those certain rights to payments under a contractual payment obligation described on Schedule 3-2 (the “AVAD Utah CPOs”).

M. WHEREAS, AVAD North Texas owns an interest in and to the certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 3-3 from which it will create those certain overriding royalty interests described on Schedule 3-3 (the “AVAD North Texas ORRIs” and together with the AVAD Utah ORRIs and AVAD Utah CPOs, the “AVAD ORRIs”).

N. WHEREAS, OKSA Minerals owns certain oil, gas, and other mineral royalty interests, in each case, which are more particularly described in the OKSA Royalty Conveyance, in and to the certain oil and gas properties, rights, interests and related rights, including the lands described on Schedule 4-1 (such mineral royalty interests, “OKSA Royalty Interests”).

O. WHEREAS, OKSA Minerals owns an interest in and to the certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 4-2 from which it will create those certain overriding royalty interests described on Schedule 4-2 (the “OKSA ORRIs”).

P. WHEREAS, OKSA Minerals owns certain leasehold and fee mineral interests, in each case, which are more particularly described in the OKSA Leasehold and Fee Minerals Conveyance, that are not attributable to the Wells covered by either the OKSA ORRI Conveyance set forth on Exhibit D-1 or the OKSA Royalty Conveyance set forth on Exhibit D-2 (such leasehold and fee mineral interests, the “OKSA Leasehold and Fee Minerals” and together with the OKSA Royalty Interests and the OKSA ORRIs, the “OKSA Mineral Interests”).

Q. WHEREAS, BLG owns an interest in and to the certain oil and gas leasehold properties, rights, interests and related rights, including the oil and gas leases described on Schedule 5 from which it will create those certain overriding royalty interests described on Schedule 5 (the “BLG ORRIs”).

R. WHEREAS, prior to the date hereof, (i) Remora formed the Company under the terms of the DGCL and contributed $1 to the Company in exchange for 100% of the shares of common stock in the Company; and (ii) Remora formed Remora Holdings under the terms of the Delaware LLC Act and contributed $100 to Remora Holdings in exchange for a 100% member interest in Remora Holdings.

S. WHEREAS, on the Closing Date, the Parties desire to consummate the Closing Transactions (as defined herein) upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above and the respective representations, warranties, covenants, agreements and conditions contained in this Agreement, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In this Agreement, unless the context otherwise requires, the following terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. For the avoidance of doubt, (a) from and after the Closing, Remora Holdings shall not be deemed to be an Affiliate of the Contributing Parties (or their respective Affiliates) and (b) prior to the Closing, Remora Holdings shall not be deemed to be an Affiliate of the Company (or its Affiliates).

“Aggregate Consideration” means, with respect to a particular Contributing Party, the total consideration received by such Contributing Party pursuant to ARTICLE II. In determining the “Aggregate Consideration,” the value of the RH Units issued to a Contributing Party shall be deemed to be equal to the price to the public of the Class A Common Stock as set forth in the Final Prospectus and, for the avoidance of doubt, shall not include reductions for any underwriting discount or structuring fee or any other fees and expenses incurred by the Company or the other parties to this Agreement in connection therewith.

“Allocated Value” means the dollar figure attributable to each Well or group of Wells within a unit set forth on the Applicable Schedule.

“Applicable Contributing Party” means, with respect to a Contributed Interest, the Contributing Party that is obligated to contribute, transfer, assign, convey and deliver such Contributed Interest to Remora Holdings as provided in Section 2.1(b) of this Agreement.

“Applicable Schedule” means, (i) with respect to any Remora LP Contributed Interests, Schedule 1-1; (ii) with respect to any Remora Operating Contributed Interests, Schedule 1-2; (iii) with respect to any Remora Operating CA Contributed Interests, Schedule 1-3; (iv) with respect to any Vendera Resources ORRIs, Schedule 2-1; (v) with respect to any Vendera Management ORRIs, Schedule 2-2 and Annex 2; (vi) with respect to any Vendera Resources TXLA ORRIs, Schedule 2-3; (vii) with respect to any Vendera Resources III LP ORRIs, Schedule 2-4 and Annex 2; (viii) with respect to any Vendera Resources II ORRIs, Schedule 2-5; (ix) with respect to any Vendera Resources III LP CPOs, Schedule 2-6 and Annex 2; (x) with respect to any Vendera Management CPOs, Schedule 2-7 and Annex 2; (xi) with respect to any AVAD Utah ORRIs, Schedule 3-1 and Annex 3; (xii) with respect to any AVAD Utah CPOs, Schedule 3-2 and Annex 3; (xiii) with respect to any AVAD North Texas ORRIs, Schedule 3-3; (xiv) with respect to any OKSA Royalty Interests, Schedule 4-1; (xv) with respect to any OKSA ORRIs, Schedule 4-2; (xvi) with respect to any OKSA Leasehold and Fee Minerals, Schedule 4-3; and (xvii) with respect to any BLG ORRIs, Schedule 5.

“Asset Taxes” means, with respect to any Person, ad valorem, property, excise, sales, use, severance, production and other Taxes based upon or measured by the acquisition, operation or ownership of the assets of such Person, but excluding, for the avoidance of doubt, Income Taxes and Transfer Taxes.

“Business” means the business of acquiring, managing, leasing, selling and otherwise dealing with producing and non-producing mineral and royalty interests in oil and natural gas properties.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the States of New York or Texas shall not be regarded as a Business Day.

“Class A Common Stock” means the Class A common stock of the Company, par value $0.01.

“Class B Common Stock” means the Class B common stock of the Company, par value $0.01.

“Closing Date” means the date on which the Company closes the Initial Public Offering.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Preamble.

“Confidential Information” means any information that is held by a disclosing Party as of the Execution Date or as thereafter acquired, developed or used by such disclosing Party relating to it and its Affiliates’ past, present and future business affairs including, finances, customer information, supplier information, products, services, organizational structure and internal practices, forecasts and other financial results, records and budgets, whether oral or in written form, but shall exclude any information that (a) at the time of disclosure or thereafter is generally available to and known by the public (other than from disclosure in violation of this Agreement) or (b) was known by the receiving Party before being disclosed by or on behalf of the disclosing Party under this Agreement.

“Contributed Interests” means the BLG ORRIs, OKSA Mineral Interests, AVAD ORRIs, Vendera ORRIs and Remora Contributed Interests.

“Conveyance Documents” means, collectively, the Remora Conveyances, Vendera Resources LP Conveyance, Vendera Management Conveyance, Vendera Resources TXLA Conveyance, Vendera Resources III LP Conveyance, Vendera Resources II Conveyance, Vendera Resources III LP CPO Conveyance, Vendera Management CPO Conveyance, AVAD Utah Conveyance, AVAD Utah CPO Conveyance, AVAD North Texas Conveyance, OKSA ORRIs Conveyance, OKSA Royalty Conveyance, OKSA Fee Minerals Conveyance and BLG Conveyance.

“CPO” means each of those certain Contributed Interests which are comprised of rights to contractual payment obligations, being the Vendera Resources III LP CPOs, the Vendera Management CPOs, and the AVAD Utah CPOs.

“Credit Documents” means the Amended and Restated Credit Agreement, dated as of May 27, 2016, with Remora Petroleum, L.P. as borrower, BOKF, NA dba Bank of Texas as Administrative Agent and LC Issuer and certain financial institutions as lenders thereto, as amended, and the Second Lien Credit Agreement, dated as of May 27, 2016, with Remora Petroleum, L.P. as borrower, Goldman Sachs Specialty Lending Group, L.P. as Administrative Agent and certain financial institutions as lenders thereto, as amended.

“Defensible Title” means that title of the Applicable Contributing Party in and to the Contributed Interests which is deducible of record (or established through instruments of which a Person examining the Applicable Contributing Party’s chain of title would have constructive notice under the principles of Westland Oil Development Corp. v. Gulf Oil Corp., 637 S.W. 2d 903 (Tex. 1982), to the extent such instruments are made available to Company’s or Remora Holdings, upon Company or Remora Holdings’ reasonable request to the Applicable Contributing Party, or are publicly available) that as of the Closing Date and subject to and except for Permitted Liens:

(a) with respect to each Well set forth on an Applicable Schedule, entitles the Applicable Contributing Party to not less than the Net Revenue Interest set forth in the Applicable Schedule for such Well throughout the productive life thereof, except (A) decreases in connection with those operations in which a lessee of, or the owner of, the applicable underlying Contributed Interest from which the Applicable Contributing Party’s interest in such Well is derived may elect after the Execution Date to be a non-consenting co-owner, (B) decreases resulting from reversion of interests to co-owners with respect to operations in which such co-owners elect, after the Execution Date, not to consent, (C) decreases resulting from the establishment or amendment, after the date hereof, of pools or units, and (D) as expressly stated in the Applicable Schedule with respect to such Well; and

(b) is free and clear of Liens other than Permitted Liens.

“Delaware LLC Act” means the Delaware Limited Liability Company Act.

“DGCL” means the Delaware General Corporation Law.

“Disclosed Reserve Report” means a report prepared by Cawley, Gillespie & Associates, Inc. or another independent petroleum engineering firm setting forth, as of the most recent date for which such information is provided in the Registration Statement, the estimated proved reserves attributable to the Contributed Interests of the Contributing Parties, a summary of which is included as an exhibit to such Registration Statement.

“Effective Time” means 12:01 a.m. (New York City, New York time) on the first day of the month in which the Closing occurs.

“Entity” means any firm, partnership, joint venture, venture capital fund, limited liability company, association, trust, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, regardless of whether having legal status.

“Environmental Laws” means any applicable Law (including common law) regulating or prohibiting Releases of Hazardous Materials into any part of the workplace or the environment, relating to the generation, manufacture, processing, distribution, use, treatment, storage, transport, or disposal of Hazardous Materials, or pertaining to the prevention of pollution or remediation of contamination or the protection of natural resources, wildlife, the environment, or occupational health and safety (to the extent relating to any exposure to any Hazardous Materials), including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 5101 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Oil Pollution Act of 1990 (33 U.S.C. Section 2701 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 300f et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.), the Endangered Species Act (16 U.S.C. Section 1531 et seq.), the National Environmental Policy Act (42 U.S.C. Section 4321 et seq.) and the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.) and the regulations promulgated pursuant thereto, and any analogous state or local Laws, each as amended as of the Closing Date.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.

“Final Prospectus” means the Company’s final prospectus (as defined in Rule 433 promulgated under the Securities Act) filed by the Company with the SEC in connection with the Initial Public Offering.

“Fundamental Representations” means (a) with respect to each Contributing Party, those representations and warranties of such Contributing Party set forth in Section 3.1, Section 3.2, and Section 3.15, (b) with respect to Remora Holdings, those representations and warranties set forth in Section 4.1, Section 4.2, Section 4.3 and Section 4.4 and (c) with respect to the Company, those representations and warranties set forth in Section 5.1, Section 5.2, Section 5.4, and Section 5.6.

“Governing Documents” means any of the following: (a) in the instance of a corporation, the certificate or articles of incorporation or formation and bylaws of such corporation, (b) in the instance of a partnership, the partnership agreement, (c) in the instance of a limited partnership, the certificate of formation of limited partnership and the limited partnership agreement, (d) in the instance of a limited liability company, the articles of organization or certificate of formation and limited liability company agreement or similar agreement, and (e) in any other instances, any similar governing document under which an association, trust, estate, group, body corporate, unincorporated association or organization, syndicate or other entity, regardless of whether having legal status, was organized, formed, created or operates, in each case as amended, supplemented or otherwise modified from time to time.

“Governmental Entity” means any (a) multinational, federal, national, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, administrative agency, board or bureau, domestic or foreign, (b) subdivision, agent, commission, board, or authority of any of the foregoing, or (c) quasi-governmental or private body exercising any regulatory, expropriation or Tax Authority under, or for the account of, any of the foregoing, in each case, that has jurisdiction or authority with respect to the applicable party.

“Hazardous Material” means and includes any substance defined, designated or classified as a hazardous waste, hazardous substance, hazardous material, pollutant, contaminant or toxic substance or that is otherwise regulated or for which liability is imposed under any Environmental Law, including any petroleum or petroleum products.

“Hydrocarbons” means crude oil, gas, casinghead gas, condensate, natural gas liquids, and other gaseous or liquid hydrocarbons (including ethane, propane, iso-butane, nor-butane, gasoline, and scrubber liquids) of any type and chemical composition.

“Income Tax” means a Tax based on net income or profits, franchise taxes, or any similarly based Tax, regardless of how such Tax is denominated by a Tax Authority, but shall not include Asset Taxes and Transfer Taxes.

“Indemnified Party” means any Person entitled to indemnification in accordance with ARTICLE IX.

“Indemnifying Party” means any Person from whom indemnification may be required in accordance with ARTICLE IX.

“Initial Public Offering” means the first underwritten public offering of Class A Common Stock pursuant to the Registration Statement and the Underwriting Agreement.

“Knowledge” means (a) with respect to an individual, the actual, present knowledge of such individual and (b) with respect to any Entity, the actual, present knowledge of the individual or individuals employed by such Entity that have management-level responsibility for the fact or matter in question, in each case without any obligation of inquiry.

“Laws” means all statutes, regulations, statutory rules, orders, judgments, decrees and terms and conditions of any grant of approval, permission, authority, permit or license of any court, Governmental Entity, statutory body or self-regulatory authority.

“Liens” means any mortgage, lien, pledge, charge, security interest, claim, restriction on transfer, proxy or voting or other agreement or other legal or equitable encumbrance, limitation or restriction of any nature whatsoever.

“Material Adverse Effect” means (a) with respect to any Party, a material adverse effect on the ability of such Party to consummate the transactions provided for herein or to perform its obligations hereunder or (b) with respect to any Person, any event, occurrence, fact, condition, change, development or effect, individually or in the aggregate, that has had or is reasonably likely to result in a material and adverse effect on the business, assets, financial condition or results of operations of such Person; provided, however, that, with respect to clause (b), a Material Adverse Effect shall not include any event, occurrence, fact, condition, change, development or effect on the business, assets, financial condition or results of operations of such Person to the extent arising or resulting from (i) changes in the oil and natural gas industry to the extent that such changes would have the same general effect on companies engaged in the same industry, (ii) changes in general economic conditions (including changes in oil and natural gas prices or interest rates), financial or securities markets or political conditions, in each case to the extent that such changes would have the same general effect on companies engaged in the same lines of business as those conducted by such Person, (iii) changes in Laws or standards or interpretations thereof or changes in accounting standards, requirements or principles (including GAAP), (iv) the announcement, execution or performance of this Agreement, the consummation of the transactions contemplated hereby, or the Initial Public Offering, (v) any natural disaster or acts of terrorism, sabotage, military action or war (whether or not declared) not directly damaging or impacting such Person, to the extent that such acts have the same general effect on companies engaged in the same lines of business as those conducted by such Person, or (vi) any action required to be taken under any applicable Law.

“Negative Title Effect” means any lien, encumbrance, condition, Production Burden, obligation, or defect that would be reasonably likely to (i) reduce the applicable Contributing Party’s Net Revenue Interest in any Well below that shown in the Applicable Schedule for such Well, or (ii) have an adverse and material effect on the value of or materially interfere with the ownership of any Well or any Contributed Interest, in each case, subject thereto or affected thereby (as such Well or Contributed Interest is owned by the Applicable Contributing Party on the Execution Date).

“Net Revenue Interest” or “NRI” means,

(i) with respect to any Well, the Applicable Contributing Party’s interest (expressed as a percentage or a decimal) in and to (or in the case of any Contributed Interest that is a CPO, the Applicable Contributing Party’s right to receive a payment that is calculated as the proceeds received from or attributable to the sale of) the Hydrocarbons produced and saved or sold from or allocated to such Well from those formations in which such Well is currently producing or, with respect to a Well that is not currently producing, the last depth or formation from which it produced, in each case, to the extent derived from the Applicable Contributing Party’s Contributed Interests throughout the productive life of such Well and after giving effect to all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments, carried interests, reversionary interests and other Production Burdens on, measured by or payable out of production from the Applicable Contributing Party’s Contributed Interests which are held by Persons other than the Applicable Contributing Party; and

(ii) with respect to any Hydrocarbon lease from which a Contributed Interest is to be created, the applicable Contributing Party’s interest, or portion thereof, (expressed as a percentage or a decimal) in and to the Hydrocarbons produced and saved or sold from or allocated to such Hydrocarbon lease at all depths covered by such Hydrocarbon lease after giving effect to all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments, carried interests, reversionary interests and other Production Burdens on, measured by or payable out of production from such Contributing Party’s interest in such Hydrocarbon lease which are held by Persons other than the Applicable Contributing Party.

“Oil and Gas Properties” means those certain real property interests (whether leasehold, mineral or otherwise), from which any of the Contributed Interests are reserved, created or derived.

“Permitted Liens” means any of the following: (a) Liens for Taxes (i) not yet due and payable or (ii) that are being contested in good faith by appropriate proceedings as set forth in the applicable Contributor’s Disclosure Letter; (b) Liens affecting the interest of the grantor of any easements benefitting owned real property and Liens attaching to real property, fixtures or leasehold improvements, which would not result in a Negative Title Effect; (c) in the case of oil and gas leases, the lessor’s Production Burdens; (d) Liens in favor of vendors, carriers, warehousemen, mechanics, materialmen, repairmen, construction or similar Liens or other encumbrances arising by operation of applicable Law, in each case for amounts not yet delinquent or that are being contested in good faith as set forth in the applicable Contributor’s Disclosure Letter; (e) Liens created under joint operating agreements, participation agreements or development agreements, in each case for amounts not yet delinquent or that are being contested in good faith as set forth in the applicable Contributor’s Disclosure Letter; (f) in the case of Contributed Interests, in addition to items in clauses (a), (b), and (c), zoning, building, or other restrictions, variances, covenants, rights of way, encumbrances, easements and other irregularities in title, none of which, individually or in the aggregate, result in a Negative Title Effect; (g) Liens, exceptions, defects or irregularities in title, easements, imperfections of title, claims, charges, security interests, rights-of-way, covenants, restrictions and other similar matters that would be accepted by a reasonably prudent purchaser of the Contributed Interests; (h) the terms and conditions of the Oil and Gas Documents related to the Contributed Interests to the extent they do not reduce the applicable Contributing Party’s Net Revenue Interest in any Well below that shown in the Applicable Schedule for such Well and which would not, individually or in the aggregate, result in a Negative Title Effect; (i) Liens created pursuant to the Credit Documents that will be extinguished at Closing; (j) the terms and conditions of the Permits, and (k) other Liens that, individually or in the aggregate do not result in a Negative Title Effect.

“Person” includes any individual or Entity.

“Plan” means, whether written or oral, each “employee benefit plan” within the meaning of Section 3(3) of ERISA (including “multiemployer plans” within the meaning of Section 3(37) of ERISA) and any and all employment, deferred compensation, change in control, severance, termination, loan, employee benefit, retention, bonus, pension, profit sharing, savings, retirement, welfare, incentive compensation, stock or equity-based compensation, stock purchase, stock appreciation, collective bargaining, fringe benefit, vacation, paid time off, sick leave or other similar agreements, plans, programs, policies, understandings or arrangements.

“Proceeding” means any demand, complaint, lawsuit, action, suit, claim (including claim of a violation of Law), investigation or other proceeding at Law or in equity or order or ruling, in each case by or before any Governmental Authority or arbitral tribunal.

“Production Burdens” means all royalty interests, overriding royalty interests, production payments, net profit interests or other similar interests that constitute a burden on, and are measured by or are payable out of, the production of Hydrocarbons or the proceeds realized from the sale or other disposition thereof (including any amounts payable to publicly traded royalty and net profits interest trusts), other than Taxes.

“Registration Statement” means the Registration Statement on Form S-1 (Registration No. 333-226180) (including the prospectus included therein and the exhibits thereto), as amended from time to time, initially filed by the Company on July 16, 2018 in connection with the Initial Public Offering.

“Release” means any depositing, spilling, leaking, pumping, pouring, placing, burying, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping or disposing into the environment.

“Remora Equity” means membership interests in Remora Holdings prior to entry into the A&R Remora Holdings LLC Agreement.

“Remora Holdings LLC Agreement” means the Limited Liability Company Agreement of Remora Holdings, dated June 19, 2018, as in effect immediately prior to the Closing.

“Required Consent” means, with respect to the Contributed Interests, a consent requirement that would be triggered by the transactions contemplated by this Agreement and that provides that any transfer of or change of control with respect to such Contributed Interest without such consent (a) voids or nullifies (automatically or at the election of the holder thereof) the assignment, conveyance or transfer of such Contributed Interest pursuant to this Agreement, (b) will result in a termination of (or gives the holder thereof the right to terminate) or other material impairment of the owner’s existing rights in relation to such Contributed Interest or (c) the incurrence of a material liability to the Applicable Contributing Party, the Company or Remora Holdings; provided, however, that “Required Consent” does not include any consent or approval of Governmental Entities customarily obtained after Closing (if such Governmental Entity is, pursuant to applicable Law, without discretion to refuse to grant such consent if certain specifically enumerated conditions set forth in such applicable Law are satisfied) or, in the case of clause (c), any consent which by its terms cannot be unreasonably withheld.

“Reserve Report Engineers” means Cawley, Gillespie & Associates, Inc. and any other independent petroleum engineering firm involved in the preparation of a Disclosed Reserve Report.

“RH Unit Price” means a dollar amount equal to the initial public offering price per share of Class A Common Stock as set forth in the Final Prospectus, less the underwriting discount and structuring fee.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof; (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general partner of such partnership, but only if such Person, one or more Subsidiaries of such Person, or a combination thereof, controls such partnership on the date of determination; or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Supermajority Interest” means a number of Contributing Parties that, in accordance with this Agreement, would receive at least 75% of the Aggregate Consideration to be paid to all Contributing Parties under this Agreement; provided, however, that the Remora Contributing Parties and the Remora Interests shall be excluded from the foregoing calculation.

“Tax” means taxes of any kind, levies or other like assessments, customs, duties, imposts, charges or fees, including income, gross receipts, ad valorem, value added, excise, real or personal property, asset, sales, use, federal royalty, license, payroll, transaction, capital, net worth and franchise taxes, estimated taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, transfer and gains taxes or other governmental taxes imposed or payable to the United States or any state, local or foreign governmental subdivision or agency thereof, and in each instance such term shall include any interest, penalties or additions to tax attributable to any such Tax, including penalties for the failure to file any Tax Return or report and any obligation to indemnify or otherwise assume or succeed to the Tax liability of any other Person, whether by contract, Law, or otherwise.

“Tax Authority” means any revenue, or fiscal governmental, state, community, municipal or regional authority, body or person authorized or empowered to impose, administer or collect any Tax.

“Tax Return” means any report, return, election, document, estimated Tax filing, declaration, claim for refund, information return, or other filing provided to any Tax Authority, including any attachments thereto or amendments thereof.

“Third Party” or “Third Parties” means any Person other than the Contributing Parties, the Company or Remora Holdings or any of their respective successors and assigns.

“Transaction Documents” means each of the Closing Deliverables, the Contributor FIRPTA Certificates and the other documents contemplated hereby and thereby.

“Treasury Regulations” means the Treasury regulations promulgated under the Code.

“Underwriters” has the meaning set forth in the Underwriting Agreement.

“Underwriting Agreement” means the underwriting agreement entered into on the Execution Date among the Company and the Underwriters party thereto with respect to the Initial Public Offering, the form of which appears as Exhibit 1.1 to the Registration Statement.

“Wells” means any and all Hydrocarbon wells located on the lands covered by the Contributed Interests or on lands pooled, communitized, or unitized therewith, in each case, which are shown on the Applicable Schedule.

1.2 Rules of Construction.

(a) The division of this Agreement into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Agreement. Unless otherwise indicated, all references to an “Exhibit”, “Schedule” or “Annex” followed by a number or a letter refer to the specified Exhibit, Schedule or Annex to this Agreement. The terms “this Agreement,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Agreement, including the exhibits, schedules and annexes hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Agreement and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time (“GAAP”), applied on a consistent basis, (v) ”ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns.

(c) The Parties have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Agreement, and no rule of strict construction will be applied against any Party hereto. This Agreement will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

ARTICLE II

CONTRIBUTIONS; ASSUMPTION; CLOSING

2.1 Contributions. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the following transactions shall be completed in the order set forth below (the “Closing Transactions”); provided, however that if any Closing Transaction fails to occur, no Closing Transaction shall occur unless otherwise agreed by the Parties in writing:

(a) The Remora Holdings LLC Agreement shall be amended and restated substantially in the form attached as an exhibit to the Registration Statement at the time of the pricing of the Initial Public Offering (the “A&R Remora Holdings LLC Agreement”) and Remora Holdings shall be recapitalized such that the Remora Equity is restated to consist solely of a single class of units, (which are referred to herein as the “RH Units”);

(b) Immediately following the execution of the A&R Remora Holdings LLC Agreement, the following transactions shall be completed concurrently:

(i) Remora shall, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit A-1-A (the “Remora LP 45% Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, an overriding royalty interest in and to the Remora LP 45% Interests, which is more particularly described in the Remora LP 45% Conveyance (such overriding royalty interests, the “Remora LP 45% Contributed Interests”) and, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit A-1-B (the “Remora LP 10% Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, an overriding royalty interest in and to the Remora LP 10% Interests, which is more particularly described in the Remora LP 10% Conveyance (such overriding royalty interests, the “Remora LP 10% Contributed Interests” and together with the Remora LP 45% Contributed Interests, the “Remora LP Contributed Interests”), free and clear of all Liens (other than Permitted Liens);

(ii) Remora Operating shall, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit A-2-A (the “Remora Operating 45% Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, an overriding royalty interest in and to the Remora Operating 45% Interests, which is more particularly described in the Remora Operating 45% Conveyance (such overriding royalty interests, the “Remora Operating 45% Contributed Interests”) and, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit A-2-B (the “Remora Operating 10% Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, an overriding royalty interest in and to the Remora Operating 10% Interests, which is more particularly described in the Remora Operating 10% Conveyance (such overriding royalty interests, the “Remora Operating 10% Contributed Interests” and together with the Remora Operating 45% Contributed Interests, the “Remora Operating Contributed Interests”), free and clear of all Liens (other than Permitted Liens);

(iii) Remora Operating CA shall, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit A-3 (the “Remora Operating CA Conveyance” and together with the Remora LP 45% Conveyance, Remora LP 10% Conveyance, Remora Operating 45% Conveyance and Remora Operating 10% Conveyance, the “Remora Conveyances”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, an overriding royalty interest in and to the Remora Operating CA Interests, which is more particularly described in the Remora Operating CA Conveyance (such overriding royalty interests, the “Remora Operating CA Contributed Interests” and together with the Remora LP Contributed Interests and the Remora Operating Contributed Interests, the “Remora Contributed Interests”), free and clear of all Liens (other than Permitted Liens);

(iv) In exchange for the foregoing contributions of the Remora Contributed Interests pursuant to the Remora Conveyances, Remora Holdings does hereby agree to (A) assume, pursuant to a debt assignment and assumption agreement in form reasonably acceptable to the Parties, no more than $50,000,000 of Remora’s indebtedness, liabilities and obligations under the Credit Documents (the “Remora Liabilities”) and agrees to pay such indebtedness immediately following the Closing or as soon as reasonably practicable thereafter and (B) issue to Remora a number of RH Units, free and clear of all Liens (other than transfer restrictions under applicable securities Laws and restrictions contained in the A&R Remora Holdings LLC Agreement), equal to the number of RH Units set forth next to Remora’s name on Schedule A-1;

(v) Vendera Resources LP shall, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit B-1 (the “Vendera Resources LP Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the Vendera Resources ORRIs, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the Vendera Resources LP Conveyance in exchange for which Remora Holdings shall issue to Vendera Resources LP a number of RH Units, free and clear of all Liens (other than transfer restrictions under applicable securities Laws and restrictions contained in the A&R Remora Holdings LLC Agreement), equal to the number of RH Units set forth next to Vendera Resources LP’s name on Schedule A-1;

(vi) Vendera Management shall, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit B-2 (the “Vendera Management Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the Vendera Management ORRIs, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the Vendera Management Conveyance and, Vendera Management shall, pursuant to an assignment of certain rights to payments under a contractual payment obligation, substantially in the form of Exhibit B-7 (the “Vendera Management CPO Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the Vendera Management CPOs, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the Vendera Management CPO Conveyance, in exchange for which Remora Holdings shall issue to Vendera Management a number of RH Units, free and clear of all Liens (other than transfer restrictions under applicable securities Laws and restrictions contained in the A&R Remora Holdings LLC Agreement), equal to the number of RH Units set forth next to Vendera Management’s name on Schedule A-1;

(vii) Vendera Resources TXLA shall, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit B-3 (the “Vendera Resources TXLA Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the Vendera Resources TXLA ORRIs, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the Vendera Resources TXLA Conveyance in exchange for which Remora Holdings shall issue to Vendera Resources TXLA a number of RH Units, free and clear of all Liens (other than transfer restrictions under applicable securities Laws and restrictions contained in the A&R Remora Holdings LLC Agreement), equal to the number of RH Units set forth next to Vendera Resources TXLA’s name on Schedule A-1;

(viii) Vendera Resources III LP shall, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit B-4 (the “Vendera Resources III LP Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the Vendera Resources III LP ORRIs, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the Vendera Resources III LP Conveyance and, pursuant to an assignment of certain rights to payments under a contractual payment obligation, substantially in the form of Exhibit B-6 (the “Vendera Resources III LP CPO Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the Vendera Resources III LP CPOs, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the Vendera Resources III LP CPO Conveyance, in exchange for which Remora Holdings shall issue to Vendera Resources III LP a number of RH Units, free and clear of all Liens (other than transfer restrictions under applicable securities Laws and restrictions contained in the A&R Remora Holdings LLC Agreement), equal to the number of RH Units set forth next to Vendera Resources III LP’s name on Schedule A-1;

(ix) Vendera Resources II shall, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit B-5 (the “Vendera Resources II Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the Vendera Resources II ORRIs, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the Vendera Resources II Conveyance in exchange for which Remora Holdings shall issue to Vendera Resources II a number of RH Units, free and clear of all Liens (other than transfer restrictions under applicable securities Laws and restrictions contained in the A&R Remora Holdings LLC Agreement), equal to the number of RH Units set forth next to Vendera Resources II’s name on Schedule A-1;

(x) AVAD Utah shall, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit C-1 (the “AVAD Utah Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the AVAD Utah ORRIs, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the AVAD Utah Conveyance and, pursuant to a assignment of certain rights to payments under a contractual payment obligation, substantially in the form of Exhibit C-2 (the “AVAD Utah CPO Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the AVAD Utah CPOs, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the AVAD Utah CPO Conveyance, in exchange for which Remora Holdings shall issue to AVAD Utah a number of RH Units, free and clear of all Liens (other than transfer restrictions under applicable securities Laws and restrictions contained in the A&R Remora Holdings LLC Agreement), equal to the number of RH Units set forth next to AVAD Utah’s name on Schedule A-1;

(xi) AVAD North Texas shall, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit C-3 (the “AVAD North Texas Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the AVAD North Texas ORRIs, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the AVAD North Texas Conveyance in exchange for which Remora Holdings shall issue to AVAD North Texas a number of RH Units, free and clear of all Liens (other than transfer restrictions under applicable securities Laws and restrictions contained in the A&R Remora Holdings LLC Agreement), equal to the number of RH Units set forth next to AVAD North Texas’ name on Schedule A-1;

(xii) OKSA Minerals shall, (x) pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit D-1 (the “OKSA ORRI Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the OKSA ORRIs, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the OKSA ORRI Conveyance, (y) pursuant to an assignment of royalty interest, substantially in the form of Exhibit D-2 (the “OKSA Royalty Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the OKSA Royalty Interests, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the OKSA Royalty Conveyance, and (z) pursuant to an assignment of leasehold and fee mineral interest, substantially in the form of Exhibit D-3 (the “OKSA Leasehold and Fee Minerals Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the OKSA Leasehold and Fee Minerals, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the OKSA Leasehold and Fee Minerals Conveyance in exchange for which Remora Holdings shall issue to OKSA Minerals a number of RH Units, free and clear of all Liens (other than transfer restrictions under applicable securities Laws and restrictions contained in the A&R Remora Holdings LLC Agreement), equal to the number of RH Units set forth next to OKSA Minerals’ name on Schedule A-1; and

(xiii) BLG shall, pursuant to an assignment of overriding royalty interest, substantially in the form of Exhibit E (the “BLG Conveyance”), contribute, transfer, assign, convey and deliver to Remora Holdings, and Remora Holdings shall receive, acquire and accept, the BLG ORRIs, free and clear of all Liens (other than Permitted Liens), as set forth in more detail in the BLG Conveyance in exchange for which Remora Holdings shall issue to BLG a number of RH Units, free and clear of all Liens (other than transfer restrictions under applicable securities Laws and restrictions contained in the A&R Remora Holdings LLC Agreement), equal to the number of RH Units set forth next to BLG’s name on Schedule A-1.

(c) The Company shall use the proceeds it receives from the Initial Public Offering, net of the underwriting discount and structuring fee, to (i) contribute an amount of cash to Remora Holdings equal to the product of the RH Unit Price and the number of RH Units set forth next to Remora Holding’s name on Schedule A-2, in exchange for which Remora Holdings shall issue to the Company a number of RH Units equal to the number of RH Units set forth next to Remora Holdings’ name on Schedule A-2, free and clear of all Liens (other than transfer restrictions under applicable securities Laws and restrictions contained in the A&R Remora Holdings LLC Agreement) and (ii) purchase from each Contributing Party listed on Schedule A-2, and each such Contributing Party shall sell, as applicable, a number of RH Units, free and clear of all Liens (other than transfer restrictions under applicable securities Laws and restrictions contained in the A&R Remora Holdings LLC Agreement), equal to the number of RH Units set forth next to each such Contributing Parties’ name on Schedule A-2, in exchange for an amount of cash equal to the product of the RH Unit Price and the number of RH Units set forth next to each such Contributing Parties’ name on Schedule A-2.

(d) The Contributing Parties shall, pursuant to a subscription agreement, substantially in the form of Exhibit F (the “Class B Subscription Agreement”), purchase, at par value per each such share, shares of Class B Common Stock, and the Company shall sell and issue shares of Class B Common Stock, in an amount such that each Contributing Party shall own a number of shares of Class B Common Stock equal to the number of RH Units held by each such Contributing Party after giving effect to the foregoing transactions in this Section 2.1.

(e) The Company shall redeem all of Remora’s initial shares of common stock of the Company and refund to Remora, and Remora shall accept the refund of, Remora’s initial capital contribution of $1 in connection with the formation of the Company and any interest or other profit that may have resulted from the investment or other use of such initial capital contribution to Remora.

(f) Remora Holdings shall redeem all of Remora’s initial limited liability company interest in Remora Holdings and refund to Remora, and Remora shall accept the refund of, Remora’s initial capital contribution of $100 in connection with the formation of Remora Holdings and any interest or other profit that may have resulted from the investment or other use of such initial capital contribution to Remora.

2.2 Closing. Subject to the satisfaction or waiver of the conditions to closing set forth in ARTICLE VII, the closing (the “Closing”) of the transactions contemplated by this Agreement shall be held at the offices of Sidley Austin LLP at Wells Fargo Plaza, 1000 Louisiana Street, Suite 6000, Houston, Texas 77002 on the Closing Date. The Closing shall be deemed to be effective as of the Effective Time.

(a) At the Closing, each of the Contributing Parties shall, for and on behalf of itself, execute and deliver to the Company a certificate in the form specified in Treasury Regulation Section 1.1445-2(b)(2)(iv), certifying that such Contributing Party is not a “foreign person” within the meaning of Section 1445 of the Code (collectively, the “Contributor FIRPTA Certificates”).

(b) At the Closing, in addition to any other documents to be delivered under other provisions of this Agreement, the Parties shall, execute and deliver to the other Parties the following documents to which each such Party is party thereto, respectively (collectively, the “Closing Deliverables”):

(i) the A&R Remora Holdings LLC Agreement;

(ii) the Conveyance Documents;

(iii) the Class B Subscription Agreement;

(iv) an executed and acknowledged recordable release or releases in a form reasonably acceptable to the Company, in sufficient counterparts for recording in all applicable jurisdictions, of any trust, mortgages, financing statements, fixture filings and security agreements, in each case, securing indebtedness for borrowed money made by the Contributing Party affecting each Contributing Party’s Contributed Interests, as applicable;

(v) any state or federal conveyance form required by any applicable Governmental Entity to consummate the transactions contemplated by this Agreement on the terms contained herein.

(vi) the Registration Rights Agreement substantially in the form attached as an exhibit to the Registration Statement at the time of the pricing of the Initial Public Offering (the “Registration Rights Agreement”);

(vii) the Management Services Agreement substantially in the form attached as an exhibit to the Registration Statement at the time of the pricing of the Initial Public Offering; and

(viii) any other document reasonably requested by the Company to consummate the transactions contemplated by this Agreement on the terms contained herein.

(c) At the Closing, in addition to any other documents to be executed and delivered under other provisions of this Agreement:

(i) the Company shall adopt the First Amended and Restated Bylaws of the Company, in substantially the form attached as an exhibit to the Registration Statement at the time of the pricing of the Initial Public Offering (the “Bylaws”); and

(ii) the Company shall execute the Amended and Restated Certificate of Incorporation of the Company, in substantially the form attached as an exhibit to the Registration Statement at the time of the pricing of the Initial Public Offering (the “A&R Certificate of Incorporation”), and, on the Closing Date, file the same with the Delaware Secretary of State and provide evidence of acceptance for filing from the Delaware Secretary of State to the Parties.

2.3 Over-allotment Option. Upon the exercise of the full over-allotment option (as set forth in the Underwriting Agreement) by the Underwriters (i) the Company shall purchase from each Contributing Party listed on Schedule A-3, and each such Contributing Party shall sell, a number of RH Units equal to the number of RH Units set forth next to each Contributing Parties’ name on Schedule A-3, in exchange for an amount of cash equal to the product of the RH Unit Price and the number of RH Units set forth next to each such Contributing Parties’ name on Schedule A-3 and (ii) the shares of Class B Common Stock corresponding to such RH Units sold by each such Contributing Party in the foregoing clause (i) shall be automatically redeemed and cancelled in exchange for payment of their par value. Notwithstanding the foregoing, in the event of any partial exercise of the over-allotment option by the Underwriters, the number of RH Units to be sold by each such Contributing Party and the amount of cash to be received in exchange for such RH Units pursuant to the foregoing clause (i) shall be correspondingly reduced pro-rata among the Contributing Parties listed on Schedule A-3 based on the number of RH Units listed on Scheduled A-3.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTING PARTIES

Except as disclosed to the Company and Remora Holdings in a letter (each, a “Contributor’s Disclosure Letter”) delivered by each Contributing Party to the Company and Remora Holdings at or prior to the execution and delivery of this Agreement (with reference to the section numbers of the representations and warranties in this ARTICLE III to which the information in such letter relates), each of the Contributing Parties, severally and not jointly, represents and warrants to the Company and Remora Holdings as of the date hereof and as of the Closing Date that:

3.1 Organization; Qualification. Such Contributing Party has been duly formed and is validly existing and in good standing under the applicable Law of its jurisdiction of formation with all requisite corporate, limited liability company, partnership or other, as applicable, power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted. Each Contributing Party represents on behalf of itself that it is duly qualified and in good standing as a foreign entity to do business in each jurisdiction in which the conduct or nature of its business or the ownership, leasing, holding or operating of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

3.2 Authority; No Violation; Consents and Approvals.

(a) Such Contributing Party has all requisite power and authority to execute and deliver this Agreement and the applicable Transaction Documents to which it will be a party, and to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by such Contributing Party of this Agreement and each of the Transaction Documents to which it will be a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all requisite action on the part of such Contributing Party, and no other corporate, limited liability company, partnership or similar proceeding on the part of such Contributing Party or any Affiliate thereof is necessary to consummate the transactions contemplated by this Agreement and the applicable Transaction Documents.

(b) This Agreement has been duly executed and delivered by such Contributing Party and, assuming the due authorization, execution and delivery hereof by the other Parties, constitutes a legal, valid and binding agreement of such Contributing Party, enforceable against such Contributing Party in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)). Upon the Closing, each of the Transaction Documents to which such Contributing Party is a party will be duly executed and delivered by or on behalf of such Contributing Party and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute a legal, valid and binding agreement of such Contributing Party, enforceable against it in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)).

(c) Neither the execution and delivery by or on behalf of such Contributing Party of this Agreement or the applicable Transaction Documents to which it will be a party, nor the consummation by such Contributing Party of the transactions contemplated hereby or thereby, nor the performance by such Contributing Party under this Agreement or any such Transaction Document will (i) violate, conflict with or result in a breach of any provision of the Governing Documents of such Contributing Party; (ii) require any consent, approval, authorization or permit of, registration, declaration or filing with, or notification to, any Governmental Entity (each, a “Governmental Authorization”), other than any Governmental Authorization that (A) may be obtained after the Closing without penalty, (B) the failure of which to obtain is not reasonably expected to have a material impact on the Business (as it pertains to the Contributed Interests (or associated Oil and Gas Properties) in which such Contributing Party owns an interest) or (C) the failure of which to obtain is not reasonably expected to have a material impact on the ability of such Contributing Party to consummate the transactions contemplated hereby or thereby; (iii) require any consent or approval of any counterparty to, or violate or result in any breach of or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, cancellation, amendment or acceleration of any obligation or the loss of any benefit under, the Oil and Gas Documents or any other agreement; (iv) result in the creation of a Lien upon or require the sale or give any Person the right to acquire any of the assets of such Contributing Party or restrict, hinder, impair or limit the ability of such Contributing Party to carry on the Business (as it pertains to the Contributed Interests (or associated Oil and Gas Properties) in which such Contributing Party owns an interest); or (v) violate or conflict with any Law applicable to such Contributing Party.

3.3 Financial Statements; Undisclosed Liabilities.

(a) This Section 3.3(a) shall only apply to each Contributing Party for which audited or unaudited financial statements in respect of such Contributing Party’s Contributed Interests are included in the Registration Statement. To the Knowledge of such Contributing Party, such financial statements, including all related notes and schedules thereto, fairly present in all material respects the financial position of such Contributing Party for the periods indicated (in the case of interim financial statements, subject to normal year-end adjustments and the absence of financial footnotes), and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except, in the case of interim financial statements, for normal and recurring year-end adjustments).

(b) Such Contributing Party has not conducted any business other than the Business associated with the Contributed Interests (or associated Oil and Gas Properties) in which such Contributing Party owns an interest. Such Contributing Party has no Knowledge of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, and whether due or to become due, in each case which would materially affect the Contributed Interests or the operation of the Business (as it pertains to the Contributed Interests (or associated Oil and Gas Properties) in which such Contributing Party owns an interest) and that was not (i) taken into account in the Disclosed Reserve Report and disclosed in the Registration Statement or (ii) reflected in the audited or unaudited financial statements that are included in the Registration Statement.

3.4 Compliance with Applicable Laws; Permits.

(a) To the Knowledge of such Contributing Party, the Contributed Interests (and the associated Oil and Gas Properties) in which such Contributing Party owns an indirect interest that are operated by a Third Party have been and are being operated and maintained in compliance with all applicable Laws. No such Contributing Party has received any written communication from a Governmental Entity that alleges that the Contributing Party’s Contributed Interests (or associated Oil and Gas Properties) or such Contributing Party (with respect to its business concerning the Contributing Party’s Interests) is not in compliance in any material respect with any applicable Laws that has not been resolved to the satisfaction of such Governmental Entity.

(b) Such Contributing Party is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate their respective properties and to lawfully carry on the Business (as it pertains to the Contributed Interests (and associated Oil and Gas Properties) such Contributing Party owns an interest in) (collectively, the “Permits”). All Permits of such Contributing Party are in full force and effect, and such Contributing Party has not received written notice that such Permits will not be renewed in the ordinary course after Closing. Such Contributing Party is not in conflict with, or in default or violation of, any of its Permits.

(c) Notwithstanding Section 3.4(a) and Section 3.4(b), the representations made in this Section 3.4 shall not apply to environmental matters (which are provided for in Section 3.6) and Tax matters (which are provided for in Section 3.7).

3.5 Legal Proceedings. There are no pending, or, to the Knowledge of such Contributing Party, threatened, Proceedings against or affecting such Contributing Party or any of its respective properties, assets, operations or the Business of such Contributing Party (as it pertains to the Contributed Interests (or associated Oil and Gas Properties) in which such Contributing Party owns an interest). Such Contributing Party is not a party or subject to or in default under any judgment, order, injunction or decree of any Governmental Entity or arbitration tribunal, and none of its properties, assets, operations or the Business of such Contributing Party (as it pertains to the Contributed Interests (or associated Oil and Gas Properties) in which such Contributing Party owns an interest) is subject to or in default under any such judgment, order, injunction or decree. There is no pending or, to the Knowledge of such Contributing Party, threatened investigation of or affecting such Contributing Party or any of its respective properties, assets or operations or the Business of such Contributing Party (as it pertains to the Contributed Interests (or associated Oil and Gas Properties) in which such Contributing Party owns an interest) by any Governmental Entity.

3.6 Environmental Matters.

(a) To the Knowledge of such Contributing Party, the operations of such Contributing Party and the operations on or pertaining to the Contributed Interests (and the associated Oil and Gas Properties) in which such Contributing Party owns an interest have been and, as of the Closing Date, will be, in compliance in all material respects with all Environmental Laws.

(b) To the Knowledge of such Contributing Party, all material permits, licenses and registrations required under applicable Environmental Law in connection with the conduct of the Business of such Contributing Party or the operations on or pertaining to the Contributed Interests (and the associated Oil and Gas Properties) in which such Contributing Party owns an interest have been obtained and are in full force and effect, and all material filings, permit renewal applications, reports and notices required under applicable Environmental Law in connection with such operations or such Contributing Party’s Business, in each case, pertaining to the Contributed Interests (or associated Oil and Gas Properties) in which such Contributing Party owns an interest have been timely filed.

(c) To the Knowledge of such Contributing Party, there has been no Release of any Hazardous Material from or in connection with the Contributed Interests (or the associated Oil and Gas Properties) in which such Contributing Party owns an interest or with the operations on the Contributed Interests (or the associated Oil and Gas Properties) in which such Contributing Party owns an interest, in each case, that has resulted or would reasonably be expected to result in liability under Environmental Laws or a claim for damages or compensation by any Person.

(d) To the Knowledge of such Contributing Party, there are no facts, conditions, or circumstances that interfere with the operations or the conduct of the Business of such Contributing Party on or pertaining to the Contributing Party’s Contributed Interests (and the associated Oil and Gas Properties) that interfere with continued compliance in all material respects with any Environmental Law.

(e) No Proceeding with respect to any Environmental Law is pending, or to the Knowledge of such Contributing Party, threatened against such Contributing Party before or by any Governmental Authority.

3.7 Tax. Each of the Contributing Parties makes the following representations severally and not jointly and, for the avoidance of doubt, solely with respect to such Contributing Party’s Contributed Interests:

(a) All material Tax Returns required by applicable Law to be filed by or with respect to such Contributing Party’s Contributed Interests have been duly and timely filed, and all such Tax Returns are true, correct and complete in all material respects.

(b) All material Taxes due and payable by or with respect to such Contributing Party’s Contributed Interests (regardless of whether shown on any Tax Return) have been paid in full.

(c) There is no action, suit, proceeding, investigation, audit or claim now pending against, or with respect to, such Contributing Party’s Contributed Interests in respect of any material Tax or material Tax assessment, nor has any claim for additional material Tax or material Tax assessment been asserted in writing by any Tax Authority.

(d) No written claim has been made by any Tax Authority in a jurisdiction where a Tax Return is not currently filed with respect to such Contributing Party’s Contributed Interests indicating that it is or may be subject to any material Tax in such jurisdiction, nor has any such assertion been threatened. or proposed, in writing.

(e) Such Contributing Party has no outstanding request for any extension of time within which to pay any material Taxes or file any Tax Returns with respect to such Contributing Party’s Contributed Interests.

(f) There has been no waiver or extension of any applicable statute of limitations for the assessment or collection of any material Taxes with respect to such Contributing Party’s Contributed Interests.

(g) Such Contributing Party is not a “foreign person” within the meaning of Section 1445 of the Code.

(h) There are no Tax Liens on such Contributing Party’s Contributed Interests except for Permitted Liens.

(i) None of the Contributing Parties’ Contributed Interests are treated as an interest in a “partnership” as defined in Section 761 of the Code.

(j) For each Contributing Party that is a partnership, limited liability company, grantor trust or Subchapter S corporation under the Code, (a) for the period that the Contributing Party owns RH Units, at no time during such period will “substantially all” (within the meaning of Treasury Regulation Section 1.7704-1(h)(3)) of the value of any beneficial owner’s interest in such Contributing Party be attributable to the Contributing Party’s ownership (direct or indirect) of RH Units; and (b) the Contributing Party does not have, in acquiring the RH Units, a principal purpose of permitting Remora Holdings to satisfy the 100 partner limitation in Treasury Regulation Section 1.7704-1(h)(1), and, to the best of the Contributing Party’s knowledge, no owner of a beneficial interest in the Contributing Party has such a principal purpose.

3.8 No Changes or Material Adverse Effects.

(a) Since January 1, 2018, to the Knowledge of such Contributing Party, the Business as it pertains to the Contributed Interests (and the associated Oil and Gas Properties) owned by such Contributing Party has in all material respects been conducted in the ordinary course.

(b) Since January 1, 2018, no Material Adverse Effect has occurred with respect to the Contributed Interests (and the associated Oil and Gas Properties) owned by such Contributing Party.

3.9 Regulation. Such Contributing Party is not, nor will be following the consummation of the transactions contemplated by this Agreement, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.10 State Takeover Laws. To the Knowledge of such Contributing Party, no approvals are required under state takeover or similar Laws in connection with the performance by such Contributing Party of its obligations under this Agreement.

3.11 Title. Such Contributing Party shall, as of the Closing Date, have Defensible Title to the Contributed Interests that such Contributing Party is obligated to contribute, transfer, assign, convey and deliver to Remora Holdings as provided in Section 2.1(b) of this Agreement.

3.12 Reserve Reports. The factual, non-interpretive data supplied to the Reserve Report Engineers relating to the Contributed Interests referred to in the Disclosed Reserve Report by or on behalf of such Contributing Party that was material to such Reserve Report Engineer’s audit and estimation of proved oil and gas reserves attributable to the Contributed Interests in connection with the preparation of the Disclosed Reserve Report was, to the Knowledge of such Contributing Party, as of the time provided or as modified prior to the issuance of the Disclosed Reserve Report, to the Knowledge of such Contributing Party accurate. To the Knowledge of such Contributing Party, there are no material errors in the assumptions and estimates provided to the Reserve Report Engineers in connection with its preparation of the Disclosed Reserve Report. The oil and gas reserve estimates set forth in the Disclosed Reserve Report with respect to the Contributed Interests that such Contributing Party is obligated to contribute, transfer, assign, convey and deliver to Remora Holdings as provided in Section 2.1(b) of this Agreement fairly reflect, in all material respects, the oil and gas reserves attributable to such Contributed Interests at the dates indicated therein.

3.13 Leases and ORRI Agreements. The oil and gas leases, overriding royalty interest agreements, assignments, deeds or similar agreements comprising and/or underlying the Oil and Gas Properties in which such Contributing Party owns an interest and, as of the Closing, the Contributed Interests that such Contributing Party is obligated to contribute, transfer, assign, convey and deliver to Remora Holdings as provided in Section 2.1(b) of this Agreement and related easements, rights-of-way and other surface rights comprising or creating any part of such Oil and Gas Properties and, as of Closing, such the Contributed Interests that such Contributing Party is obligated to contribute, transfer, assign, convey and deliver to Remora Holdings as provided in Section 2.1(b) of this Agreement (such leases, overriding royalty interest agreements, assignments, deeds, or similar agreements creating the Oil and Gas Properties and, as of Closing, the Contributed Interests, and related easements, rights-of-way and other rights-of-surface use being herein called the “Oil and Gas Documents”), to the Knowledge of such Contributing Party, are in full force and effect and constitute valid and binding obligations of the parties thereto. To the Knowledge of such Contributing Party, such Contributing Party has not received written notice that any of the Oil and Gas Documents attributable to the Contributed Interests that such Contributing Party is obligated to contribute, transfer, assign, convey and deliver to Remora Holdings as provided in Section 2.1(b) of this Agreement, or the associated Oil and Gas Properties, are not in full force and effect and do not constitute valid and binding obligations of the parties thereto. To such Contributing Party’s Knowledge, such Contributing Party is not in breach or default of its obligations under the Oil and Gas Documents attributable to the Contributed Interests that such Contributing Party is obligated to contribute, transfer, assign, convey and deliver to Remora Holdings as provided in Section 2.1(b) of this Agreement, or the associated Oil and Gas Properties, and, to such Contributing Party’s Knowledge, (a) no situation exists which with the passing of time or giving of notice would create such a breach or default by such Contributing Party under such Oil and Gas Documents, or (b) no breach or default by any Person under such Oil and Gas Documents (or situation which with the passage of time or giving of notice would create a breach or default) exists. Prior to the execution of this Agreement, each such Contributing Party has made available to the Company complete copies of each Oil and Gas Document.

3.14 Payments. To such Contributing Party’s Knowledge, (a) all payments (including all delay rentals, royalties and shut-in royalties) owing under the Oil and Gas Documents attributable to the Contributed Interests that such Contributing Party is obligated to contribute, transfer, assign, convey and deliver to Remora Holdings as provided in Section 2.1(b) of this Agreement, and the associated Oil and Gas Properties, have been and are being made timely (before the same became delinquent, and otherwise in accordance with the terms and conditions of the instruments creating such obligations) to such Contributing Party and (b) all of the proceeds from the sale of Hydrocarbons produced from or attributable to the Contributed Interests (and the associated Oil and Gas Properties) in which such Contributing Party owns an interest are being properly and timely paid to such Contributing Party by the purchasers of such production without suspension or indemnity other than standard division order indemnities.

3.15 Brokers’ Fees. No such Contributing Party nor any of its Affiliates has employed any broker, finder or other person or incurred any liability on behalf of such Contributing Party for any advisory, brokerage, finder, success, deal completion, promote or similar fees or commissions in connection with the transactions contemplated by this Agreement except for fees and costs of counsel which are to be reimbursed to the applicable Contributing Party as expressly provided in Section 6.6.

3.16 Securities Act Representations .

(a) Such Contributing Party is an Accredited Investor (as such term is used in Rule 501 under the Securities Act), is able to bear the economic risk of its investment contemplated hereby and has sufficient net worth to sustain a loss of its entire investment in Remora Holdings and the Company without economic hardship if such loss should occur. Such Contributing Party understands and acknowledges that the Company and its directors, Affiliates, attorneys and agents are relying on this certification.

(b) Such Contributing Party has had an opportunity to discuss the Company’s business, management and financial affairs with the members of the Company’s management. Such Contributing Party has also had an opportunity to ask questions of the officers of the Company, which questions were answered to its satisfaction. Such Contributing Party acknowledges that it is familiar with all aspects of the Company’s business. Except as expressly set forth in ARTICLE IV and ARTICLE V, such Contributing Party has received no representations or warranties from the Company, Remora Holdings, or their respective employees, Affiliates, attorneys, accountants or agents.

(c) Such Contributing Party is acquiring the RH Units solely for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof that would cause such Contributing Party to be deemed an “underwriter”, as defined in Section 2(11) of the Securities Act, or that would require registration under the Securities Act or applicable state or other securities laws. Such Contributing Party acknowledges and understands that the RH Units have not been registered under the Securities Act or applicable state and other securities laws and that any certificate representing such RH Units will bear a legend to the foregoing effect.

(d) Such Contributing Party acknowledges that the RH Units being acquired by such Contributing Party were not offered to such Contributing Party by means of publicly disseminated advertisements or sales literature, nor is such Contributing Party aware of any offers made to any other Contributing Party by such means.

(e) Such Contributing Party acknowledges and understands that it must bear the economic risk of its investment in the RH Units for an indefinite period of time because the RH Units must be held indefinitely unless subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available.

3.17 Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by or, to the Knowledge of such Contributing Party, threatened in writing against such Contributing Party or any of their applicable Affiliates in which such Contributing Party owns an equity interest.

3.18 Advance Payments. Such Contributing Party is not obligated by virtue of any advance payment or other similar payment to deliver Hydrocarbons, or proceeds from the sale thereof, attributable to the Contributed Interests (or the associated Oil and Gas Properties) in which such Contributing Party owns an interest at some future time without receiving payment therefor at or after the time of delivery.

3.19 Consents; Preferential Purchase Rights and Similar Rights. There are no preferential purchase rights, rights of first offer, rights of first refusal or similar rights applicable to the Contributed Interests that such Contributing Party is obligated to contribute, transfer, assign, convey and deliver to Remora Holdings as provided in Section 2.1(b) (in each case, the “Preferential Purchase Rights”), consent requirements, tag-along rights, or drag-along rights which may be applicable to the transactions contemplated by this Agreement, except for consents and approvals of Governmental Entities that are customarily obtained after Closing (if such Governmental Entity is, pursuant to applicable Law, without discretion to refuse to grant such consent if certain specifically enumerated conditions set forth in such applicable Law are satisfied).

3.20 Limitation of Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE III AND THE SPECIAL WARRANTY OF DEFENSIBLE TITLE CONTAINED IN ANY OF THE CONVEYANCE DOCUMENTS (AS SUCH TERM IS DEFINED HEREIN), SUCH CONTRIBUTING PARTY IS NOT MAKING ANY OTHER REPRESENTATIONS AND WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, CONCERNING THE CONTRIBUTED INTERESTS OR ASSETS OF SUCH CONTRIBUTING PARTY OR ITS SUBSIDIARIES, INCLUDING, IN PARTICULAR, ANY WARRANTY OF TITLE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF REMORA HOLDINGS

Except as set forth in the disclosure schedules delivered by Remora Holdings to the Contributing Parties and the Company at or prior to the execution and delivery of this Agreement, Remora Holdings represents and warrants to each of the Contributing Parties and the Company as of the date hereof and as of the Closing Date that:

4.1 Organization; Qualification .

(a) Remora Holdings has been duly formed and is validly existing and in good standing under the Delaware LLC Act with all requisite limited liability company power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted.

(b) Remora Holdings has heretofore made available to the Contributing Parties complete and correct copies of its Governing Documents.

4.2 Authority; No Violation; Consents and Approvals.

(a) Remora Holdings has all requisite power and authority to execute and deliver this Agreement and the applicable Transaction Documents to which it will be a party, and to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Remora Holdings of this Agreement and each of the Transaction Documents to which it will be a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all requisite action on the part of Remora Holdings, and no other limited liability company or similar proceeding on the part of Remora Holdings or any Affiliate thereof is necessary to consummate the transactions contemplated by this Agreement and the applicable Transaction Documents.

(b) This Agreement has been duly executed and delivered by Remora Holdings and, assuming the due authorization, execution and delivery hereof by the other Parties, constitutes a legal, valid and binding agreement of Remora Holdings, enforceable against such party in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)). Upon the Closing, each of the Transaction Documents to which Remora Holdings is a party will be duly executed and delivered by such party and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute a legal, valid and binding agreement of such party, enforceable against such party in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)).

(c) Neither the execution and delivery by Remora Holdings of this Agreement or the applicable Transaction Documents to which it will be a party, nor the consummation by such party of the transactions contemplated hereby or thereby, nor the performance by such party under this Agreement or any such Transaction Document will (i) violate, conflict with or result in a breach of any provision of the Governing Documents of such party; (ii) require any Governmental Authorization, other than any Governmental Authorization that (A) may be obtained after the Closing without penalty or (B) the failure of which to obtain is not reasonably expected to have a material impact on the transactions contemplated herein; (iii) require any consent or approval of any counterparty to, or violate or result in any breach of or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, cancellation, amendment or acceleration of any obligation or the loss of any benefit under, any material agreement; (iv) result in the creation of a Lien upon or require the sale or give any Person the right to acquire any of the assets of such party, or restrict, hinder, impair or limit the ability of such party to carry on its businesses as and where it is being carried on prior to the execution of this Agreement; or (v) violate or conflict with any Law applicable to such party.

4.3 Capitalization.

(a) The RH Units, as of the Closing Date, will be duly authorized, validly issued, fully paid and nonassessable.

(b) (i) Except for this Agreement and as set forth in the A&R Remora Holdings LLC Agreement, (A) there are no outstanding options, warrants, subscriptions, puts, calls or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) obligating Remora Holdings to offer, purchase, issue, sell, redeem, repurchase, otherwise acquire or transfer, pledge or encumber the RH Units or any other equity interest in Remora Holdings; and (B) there are no outstanding securities or obligations of any kind of Remora Holdings that are convertible into or exercisable or exchangeable for any equity interest in Remora Holdings, and Remora Holdings has no obligation of any kind to issue any additional securities or to pay for or repurchase any securities; and (ii) there are no (A) outstanding equity appreciation rights, phantom equity, profit sharing or similar rights, agreements, arrangements or commitments based on the value of the equity, book value, income or any other attribute of Remora Holdings; (B) outstanding bonds, debentures or other evidence of indebtedness of Remora Holdings; or (C) unitholder agreements, proxies, voting trusts, rights to require registration under securities Laws or other arrangements or commitments to which Remora Holdings is a party or by which any of its securities are bound with respect to the voting, disposition or registration of any outstanding securities of Remora Holdings.

(c) Remora Holdings does not own any investment or equity interests in any Person.

4.4 Brokers’ Fees. Except for any fees paid to the Underwriters in connection with the Initial Public Offering, none of the Remora Holdings or any of its respective Affiliates has employed any broker, finder or other person or incurred any liability on behalf of the Contributing Parties or itself for any advisory, brokerage, finder, success, deal completion, promote or similar fees or commissions in connection with the transactions contemplated by this Agreement.

4.5 Tax. Remora Holdings is, and has been since the date of its formation, disregarded as separate from its sole owner for U.S. federal income tax purposes.

4.6 Employees and Plans. Remora Holdings does not have any employees or any liability, contingent or otherwise, with respect to any former employees or any Plan.

4.7 Limitation of Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE IV, REMORA HOLDINGS IS NOT MAKING ANY OTHER REPRESENTATIONS AND WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, CONCERNING REMORA HOLDINGS OR THE BUSINESS, ASSETS OR LIABILITIES OF REMORA HOLDINGS, INCLUDING, IN PARTICULAR, ANY WARRANTY OF TITLE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED.

4.8 Business Activity. Remora Holdings was formed on July 19, 2018, Remora Holdings has not conducted any business since the date of its inception other than the negotiation and execution of this Agreement and the other Transaction Documents to which it is a party.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the disclosure schedules delivered by the Company to the Contributing Parties and Remora Holdings at or prior to the execution and delivery of this Agreement, the Company represents and warrants to each of the Contributing Parties and Remora Holdings as of the date hereof and as of the Closing Date that:

5.1 Organization; Qualification.

(a) The Company has been duly formed and is validly existing and in good standing under the DGCL with all requisite corporate power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted.

(b) The Company has heretofore made available to the Contributing Parties complete and correct copies of its Governing Documents.

5.2 Authority; No Violation; Consents and Approvals.

(a) The Company has all requisite power and authority to execute and deliver this Agreement, the Underwriting Agreement and the applicable Transaction Documents to which it will be a party, and to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement, the Underwriting Agreement, the Bylaws, the A&R Certificate of Incorporation and each of the Transaction Documents to which it will be a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all requisite action on the part of such party, and no other corporate or similar proceeding on the part of the Company or any Affiliate thereof is necessary to consummate the transactions contemplated by this Agreement and the applicable Transaction Documents.

(b) This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by the other Parties, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)). Upon the Closing, each of the Transaction Documents to which the Company is a party will be duly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)).

(c) Neither the execution and delivery the Company of this Agreement or the applicable Transaction Documents to which it will be a party, nor the consummation by such party of the transactions contemplated hereby or thereby, nor the performance by such party under this Agreement or any such Transaction Document will (i) violate, conflict with or result in a breach of any provision of the Governing Documents of such party; (ii) require any Governmental Authorization, other than any Governmental Authorization that (A) may be obtained after the Closing without penalty or (B) the failure of which to obtain is not reasonably expected to have a material impact on the transactions contemplated herein; (iii) require any consent or approval of any counterparty to, or violate or result in any breach of or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, cancellation, amendment or acceleration of any obligation or the loss of any benefit under, any material agreement; (iv) result in the creation of a Lien upon or require the sale or give any Person the right to acquire any of the assets of the Company, or restrict, hinder, impair or limit the ability of the Company to carry on its businesses as and where it is being carried on prior to the execution of this Agreement; or (v) violate or conflict with any Law applicable to such party.

5.3 Sufficiency of Funds. Upon the consummation of the Initial Public Offering, the Company will have sufficient funds in the form of cash or cash equivalents to pay the cash portion of the consideration contemplated herein.

5.4 Brokers’ Fees. Except for any fees paid to the Underwriters in connection with the Initial Public Offering, none of the Company or any of its respective Affiliates has employed any broker, finder or other person or incurred any liability on behalf of the Contributing Parties or itself for any advisory, brokerage, finder, success, deal completion, promote or similar fees or commissions in connection with the transactions contemplated by this Agreement.

5.5 Limitation of Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE V, THE COMPANY IS NOT MAKING ANY OTHER REPRESENTATIONS AND WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, CONCERNING THE COMPANY OR THE BUSINESS, ASSETS OR LIABILITIES OF THE COMPANY, INCLUDING, IN PARTICULAR, ANY WARRANTY OF TITLE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED.

5.6 Capitalization.

(a) The Class B Common Stock, as of the Closing Date, will be duly authorized, validly issued, fully paid and nonassessable.

(b) (i) except for this Agreement, the Underwriting Agreement or as described in the Registration Statement, (A) there are no outstanding options, warrants, subscriptions, puts, calls or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) obligating the Company to offer, purchase, issue, sell, redeem, repurchase, otherwise acquire or transfer, pledge or encumber the Class A Common Stock, the Class B Common Stock or any other equity interest in the Company; and (B) there are no outstanding securities or obligations of any kind of the Company that are convertible into or exercisable or exchangeable for any equity interest in the Company, and the Company has no obligation of any kind to issue any additional securities or to pay for or repurchase any securities; and (ii) (A) there are no outstanding equity appreciation rights, phantom equity, profit sharing or similar rights, agreements, arrangements or commitments based on the value of the equity, book value, income or any other attribute of the Company; (B) there are no outstanding bonds, debentures or other evidence of indebtedness of the Company; and (C) except for the Registration Rights Agreement, there are no stockholder agreements, proxies, voting trusts, rights to require registration under securities Laws or other arrangements or commitments to which the Company is a party or by which any of its securities are bound with respect to the voting, disposition or registration of any outstanding securities of the Company.

(c) The Company does not own any investment or equity interests in any Person other than Remora Holdings.

5.7 Business Activity. The Company was formed on May 8, 2018. The Company has not conducted any business since the date of its inception other than the negotiation and execution of this Agreement and the other Transaction Documents to which it is a party and in connection with the Initial Public Offering.

ARTICLE VI

ADDITIONAL AGREEMENTS, COVENANTS, RIGHTS AND OBLIGATIONS

6.1 Conduct of Contributing Party’s Business. Except (a) as otherwise permitted or contemplated by this Agreement, (b) as otherwise required by Law or reasonably necessary to respond to emergencies or (c) as set forth on Schedule 6.1, without the prior written consent of the Company and the other Contributing Parties, which consent shall not be unreasonably withheld, conditioned or delay, each of the Contributing Parties agrees that from the Execution Date through the Closing Date or earlier termination of this Agreement in accordance with ARTICLE X:

(a) Each of the Contributing Parties, with respect to the Business as it pertains to the Contributed Interests (and associated Oil and Gas Properties) in which such Contributing Party owns an interest, shall (i) conduct or cause to be conducted such Business in the ordinary course and (ii) use or cause to be used commercially reasonable efforts to preserve intact the present business organizations and material rights and franchises of such Business and to preserve the material relationships of such Business with operators, producers and others having business dealings with such Business.

(b) Without limiting the generality of Section 6.1(a), each of the Contributing Parties agrees that it will not and will not permit any of their Affiliates (including Remora Holdings), directly or indirectly, to:

(i) make any change in the Governing Documents of the Contributing Parties or Remora Holdings, except as set forth on Schedule 6.1(b)(i) or as described in the Registration Statement;

(ii) transfer, sell, dispose of or abandon or authorize or propose the transfer, sale, disposal or abandonment of, any of the Contributed Interests (or any associated Oil and Gas Properties);

(iii) create any Preferential Purchase Right, consent, mortgage, pledge, encumber or permit to suffer any Lien on, any of the (A) Contributed Interests (or associated Oil and Gas Properties) (in each case, other than Permitted Liens or any Lien that will be released and terminated prior to Closing) or (B) the RH Units (other than transfer restrictions under applicable securities Laws and restrictions Contained in the A&R Remora Holdings LLC Agreement);

(iv) incur, assume or guarantee any indebtedness for borrowed money, issue, assume or guarantee any debt securities, grant any option, warrant or right to purchase any debt securities, or issue any securities convertible into or exchangeable for any debt securities, except working capital borrowings in the ordinary course of business;

(v) make any change to its Tax methods, principles or elections with respect to such Contributing Party’s Contributed Interests;

(vi) make any change to its financial reporting and accounting methods, except for any change required by reason of a concurrent change in GAAP, Law or statutory accounting requirements;

(vii) adopt or vote to adopt a plan of complete or partial dissolution or liquidation; or

(viii) agree or commit to do any of the foregoing.

(c) Notification of Certain Events. From the Execution Date until the Closing Date or earlier termination of this Agreement in accordance with ARTICLE X, each Contributing Party shall promptly notify the other Parties in writing upon such notifying Party’s Knowledge of (i) any event, condition or circumstance that would reasonably be expected to result in any of the conditions set forth in ARTICLE VII (as to such Contributing Party only, and not as to any other Contributing Party) not being satisfied on or prior to the Closing Date, (ii) any Material Adverse Effect or (iii) any material breach by such Contributing Party of any representation, warranty, covenant, obligation or agreement contained in this Agreement; provided, however, that the delivery of any Notice pursuant to this Section 6.1(c) shall not limit or otherwise affect the representations or warranties hereunder of such notifying Party, the remedies available hereunder to the other Parties, or the conditions set forth in ARTICLE VII. In addition, and without limiting the foregoing, each Contributing Party agrees to promptly notify the Company in the event that such Contributing Party becomes a “foreign person” within the meaning of Section 1445 of the Code. From the Execution Date until the Closing Date or earlier termination of this Agreement in accordance with ARTICLE X, the Company shall promptly notify each of the Contributing Parties in writing upon the Company’s Knowledge, of (A) any event, condition or circumstance that would reasonably be expected to result in any of the conditions set forth in ARTICLE VII (as to the Company only, and not any other Party) not being satisfied on or prior to the

Closing Date, (B) any Material Adverse Effect or (C) any material breach by the Company of any representation, warranty, covenant, obligation or agreement contained in this Agreement; provided, however, that the delivery of any notice pursuant to this Section 6.1(c) shall not limit or otherwise affect the representations or warranties hereunder of such notifying Party, the remedies available hereunder to the other Parties, or the conditions set forth in ARTICLE VII.

6.2 Access to Information.

(a) Upon reasonable prior notice, each Party shall afford the officers, employees, counsel, accountants and other authorized representatives and advisors of the requesting Party reasonable access, during normal business hours from the Execution Date until the Closing Date or earlier termination of this Agreement in accordance with ARTICLE X, to such disclosing Party’s books, contracts and records as well as to its management personnel; provided that such access shall be provided on a basis that minimizes the disruption to the operations of the disclosing Party. The disclosing Party shall have a right to have a representative present at all times of any inspections, interviews and examinations conducted at or in the offices or other facilities of the disclosing Party or its Subsidiaries. To the fullest extent permitted by Law, the disclosing Party shall not be responsible or liable to the requesting Party for injuries sustained by the requesting Party’s officers, employees, counsel, accountants and other representatives and advisors in connection with the access provided pursuant to this Section 6.2, AND SHALL BE INDEMNIFIED AND HELD HARMLESS BY THE REQUESTING PARTY FOR ANY LOSSES SUFFERED BY THE DISCLOSING PARTY OR ITS OFFICERS, EMPLOYEES, COUNSEL, ACCOUNTANTS OR OTHER REPRESENTATIVES IN CONNECTION WITH ANY SUCH INJURIES, INCLUDING PERSONAL INJURY, DEATH OR PHYSICAL PROPERTY DAMAGE. THIS INDEMNIFICATION IS EXPRESSLY INTENDED TO APPLY NOTWITHSTANDING ANY NEGLIGENCE (WHETHER SOLE, CONCURRENT, ACTIVE OR PASSIVE) OR OTHER FAULT OR STRICT LIABILITY ON THE PART OF THE DISCLOSING PARTY, EXCEPTING ONLY INJURIES ACTUALLY RESULTING ON THE ACCOUNT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE DISCLOSING PARTY. The requesting Party and its representatives agree to comply fully with all rules, regulations and instructions issued by the disclosing Party and/or its representatives (of which the requesting Party is provided written notice) regarding the actions of the requesting Party and its representatives while upon, entering or leaving the property of the disclosing Party and to enter into any other agreements that the disclosing Party reasonably deems necessary with regard to such access.

(b) In addition, and without limiting the foregoing, until the Closing Date, no Party will disclose to any other Person, except with the explicit prior written consent of the disclosing Party or as otherwise contemplated by this Section 6.2, any Confidential Information of such disclosing Party obtained pursuant to Section 6.2(a). For the avoidance of doubt, nothing in this Section 6.2 shall limit or otherwise prevent (i) the Company from disclosing any Confidential Information in the Registration Statement as is required under applicable Law or (ii) any Party from disclosing Confidential Information (A) to its Affiliates and its and their respective directors, managers, members, officers, employees, agents and other representatives who reasonably require access to such Confidential Information to assist such Party, or act on its behalf, in relation to this Agreement or the Initial Public Offering, including but not limited to the Underwriter (but only if such recipients have been informed of the confidential nature of such information and have agreed to be bound by confidentiality provisions that are no less stringent than those set forth in this Section 6.2); provided that such Party shall remain liable hereunder for any breach of this Section 6.2 by any such Affiliates, directors, managers, members, officers, employees, agents and other representatives or (B) as required by applicable Law, or (C) as necessary to comply with its obligations in Section 6.8.

(c) In the event that a Party is requested or legally required (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process or by Law, governmental proceeding or stock exchange rule) to make any disclosure of Confidential Information otherwise prohibited by this Section 6.2, such Party shall, to the extent permitted by Law, provide the disclosing Party with prompt prior written notice of such request or requirement (together with a copy of the Confidential Information proposed to be disclosed), and shall cooperate with the disclosing Party or its Affiliates so that the disclosing Party or its Affiliates may seek a protective order or other appropriate remedy or, if it so elects, waive compliance with the terms of this Section 6.2. In the event that such protective order or other remedy is not obtained, or the disclosing Party waives compliance with the provisions hereof, a Party may disclose only that Confidential Information that is legally required to be disclosed and shall exercise all reasonable efforts to obtain assurance that confidential treatment will be accorded the Confidential Information so disclosed.

6.3 Certain Actions. As promptly as practicable following the Execution Date, upon the terms and subject to the conditions hereof, the Contributing Parties, as applicable, and the Company shall (a) use commercially reasonable efforts (i) to make, or cause to be made, all such filings and timely seek all such consents, permits, authorizations or approvals and (ii) to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby, and (b) make all required filings or applications necessary to obtain any consents required to be obtained from any applicable Governmental Entity in connection with the transactions contemplated by this Agreement. Subject to the provisions of the immediately preceding sentence, the Contributing Parties, as applicable, and the Company shall cooperate fully with respect to any filing, submission or communication with a Governmental Entity having jurisdiction over the transactions contemplated by this Agreement.

6.4 Reasonable Efforts; Further Assurances. From and after the Closing Date, upon the terms and subject to the conditions hereof, the Parties, as applicable, shall use commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable. After the Closing, Contributing Parties shall use reasonable efforts to obtain any approvals or consents or assist in any filings required in connection with the transactions contemplated by this Agreement or the Transaction Documents that are requested by the Company and that have not been previously obtained or made.

6.5 No Public Announcement. No Party shall make any public announcement or issue any public communication regarding this Agreement or the transactions contemplated by this Agreement without first obtaining the prior written consent of the other Parties. For the avoidance of doubt, nothing in this Section 6.5 shall limit or otherwise prevent (i) the Company from disclosing any terms or conditions of this Agreement or any Transaction Document in the Registration Statement or (ii) any Party from disclosing any terms or conditions of this Agreement or any Transaction Document (A) to its Affiliates and its and their respective directors, managers, members, officers, employees, agents and other representatives (but only if such recipients have been informed of the restrictions on communications set forth in this Section 6.5); provided that such Party shall remain liable hereunder for any breach of this Section 6.5 by any such Affiliates, directors, managers, members, officers, employees, agents and other representatives or (B) as required by applicable Law.

6.6 Expenses. The Parties agree that Remora Holdings shall pay all Shared Expenses following the Closing, except as may be otherwise agreed to by the Contributing Parties in writing. As used herein, the term “Shared Expenses” shall mean all reasonable and documented third-party legal, accounting, engineering, land and other expenses incurred by or on behalf of the Parties in connection with the formation of the Company, this Agreement and the Initial Public Offering and the reasonable and documented fees and expenses of outside legal counsel to the Contributing Parties; provided, however, that notwithstanding the foregoing, Shared Expenses shall not include the fees and expenses of outside legal counsel of the Contributing Parties (other than the Remora Contributing Parties) in excess of $1,100,000 in the aggregate.

6.7 Proceeds Routing.

(a) From and after the Closing Date, (i) Remora Holdings shall be entitled to all payments actually received by a Contributing Party for receipts, revenues, interest or income related to the Contributed Interests contributed by such Contributing Party attributable to periods on or after the Effective Time (excluding, however, any amounts received as part of or in connection with any settlement or judgment pertaining to any dispute to the extent such settlement or judgment is attributable to periods of time prior to the Effective Time) and (ii) the Applicable Contributing Party shall be entitled to all payments actually received by Remora Holdings for receipts, revenues, interest or income related to the Contributed Interests contributed by such Contributing Party attributable to any period of time prior to the Effective Time (including any amounts received as part of or in connection with any settlement or judgment pertaining to any dispute to the extent such settlement or judgment is attributable to periods of time prior to the Effective Time).

(b) ANY PROCEEDS OWED TO A PARTY IN ACCORDANCE WITH THIS SECTION 6.7 SHALL BE HELD FOR THE EXCLUSIVE BENEFIT OF THE PARTY ENTITLED THERETO AND (X) EACH CONTRIBUTING PARTY SHALL PROMPTLY, BUT NOT LATER THAN 30 BUSINESS DAYS AFTER RECEIPT, PAY ANY SUCH AMOUNTS DUE TO REMORA HOLDINGS, AND (Y) REMORA HOLDINGS SHALL PROMPTLY, BUT NO LATER THAN 30 DAYS AFTER RECEIPT, PAY ANY SUCH AMOUNTS DUE TO SUCH CONTRIBUTING PARTY. EXCEPT AS OTHERWISE AGREED TO IN WRITING BY REMORA HOLDINGS, ANY PAYMENTS BY THE CONTRIBUTING PARTIES TO REMORA HOLDINGS SHALL BE MADE BY WIRE TRANSFER TO AN ACCOUNT DESIGNATED BY REMORA HOLDINGS AND ANY PAYMENTS BY REMORA HOLDINGS TO THE CONTRIBUTING PARTIES SHALL BE MADE BY WIRE TRANSFER TO AN ACCOUNT DESIGNATED BY THE APPLICABLE CONTRIBUTING PARTY ENTITLED TO RECEIVE SUCH PAYMENT. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE PROMPT AND TIMELY PAYMENT OF ANY SUMS OWED IN ACCORDANCE WITH THIS SECTION 6.7 IS AN INTEGRAL PART OF THE TRANSACTIONS CONTEMPLATED HEREIN AND EACH PARTY IS INDIVIDUALLY AND SOLELY RESPONSIBLE FOR ENSURING THAT ANY SUCH PAYMENTS RECEIVED BY SUCH PARTY ARE TIMELY PAID TO THE PARTY ENTITLED TO SUCH PAYMENTS AS PROVIDED IN THIS SECTION 6.7. EACH PARTY AGREES TO REGULARLY AND DILIGENTLY MONITOR ITS MAIL, INCOMING DELIVERIES AND ACCOUNTS FOR ANY PAYMENTS IT MAY RECEIVE WITH RESPECT TO ANY OF THE CONTRIBUTED INTERESTS IN ORDER TO ENSURE THAT ANY SUCH PAYMENTS ARE ROUTED AS APPROPRIATE AND AS QUICKLY AS POSSIBLE TO THE APPLICABLE PARTY ENTITLED THERETO UNDER THIS SECTION 6.7. EACH CONTRIBUTING PARTY SHALL TIMELY EXECUTE AND DELIVER ANY LETTERS IN LIEU OR OTHER DOCUMENTS OR INFORMATION WHICH MUST BE REASONABLY PROVIDED TO ANY THIRD PARTY IN ORDER TO FACILITATE THE PROPER AND PROMPT PAYMENT OF ANY FUNDS TO REMORA HOLDINGS IN ACCORDANCE WITH THIS AGREEMENT, INCLUDING AS CONTEMPLATED UNDER THIS SECTION 6.7, AND THE CONVEYANCE DOCUMENTS. TIME IS OF THE ESSENCE WITH RESPECT TO THE OBLIGATION SET FORTH IN THIS SECTION 6.7.

6.8 Preferential Rights and Consents.

(a) From and after the Execution Date, each Contributing Party shall use commercially reasonable efforts to promptly prepare and send (i) notices to any third Person holders of any consents to assignment of any of the Contributed Interests requesting applicable consents, and (ii) notices to the holders of any applicable Preferential Purchase Rights requesting waivers of such Preferential Purchase Rights, in each case that would be triggered by the transactions contemplated by this Agreement. From and after the Execution Date, each Contributing Party shall further use commercially reasonable efforts to diligently pursue and obtain all Required Consents (provided, however, that no Contributing Party shall be required to make any out of pocket payments to such holders of such Required Consents). Each Contributing Party shall notify the Company prior to the Closing of all such Preferential Purchase Rights and consents that have not been waived or granted, as applicable, or that have been exercised in the case of Preferential Purchase Rights, and the specific Contributed Interests to which they pertain.

(b) At the Closing, any Contributed Interests subject to an unsatisfied Required Consent and any Contributed Interests with respect to which a Preferential Purchase Rights has been exercised prior to the Closing, or with respect to which the period for the exercise of such right has not expired, without exercise, shall not be assigned or transferred (whether directly or indirectly) to Remora Holdings.

(c) If a Preferential Purchase Rights has been exercised prior to the Closing but the holder of such preferential purchase right fails to consummate the purchase of the applicable Contributed Interest (or a portion thereof) on or before the first to occur of (i) the date that is 120 days following the Closing or (ii) the end of the period of time for consummating such sale or exercising such right, then (x) the Applicable

Contributing Party shall so notify the Company, and (y) the Applicable Contributing Party shall assign to Remora Holdings, as applicable, the Contributed Interest (or portion thereof) so excluded at the Closing pursuant to an instrument in substantially the same form as the applicable Conveyance Document to which such Contributing Party is required to assign and convey such Contributed Interest (or portion thereof) under this Agreement.

(d) If any Required Consent is not obtained by the Closing, each Applicable Contributing Party and the Company shall, to the extent permitted by applicable Law, (x) cooperate and use reasonable best efforts to establish an arrangement reasonably satisfactory to the Company under which Remora Holdings would obtain the claims, rights and benefits and assume the corresponding liabilities, debts, obligations and commitments under such Contributed Interests (including by means of any subcontracting, sublicensing or subleasing arrangement) or under which each Applicable Contributing Party would enforce for the benefit of Remora Holdings any and all claims, rights and benefits of such Applicable Contributing Party against a third party thereto and (y) each Applicable Contributing Party, at the reasonable request of the Company (and at the Company and Remora Holdings’ sole cost and expense) and for the account of Remora Holdings shall enforce, any of such Contributing Parties’ rights thereto or interests therein against any third parties thereto (including the right to terminate any such Contributed Interest in accordance with its terms). If within 120 days following the Closing the Applicable Contributing Party obtains the consent or waiver of any Required Consent binding on a Contributed Interest which is withheld from Closing pursuant to Section 6.8(b), then (i) the Applicable Contributing Party shall so notify the Company and (ii) the Applicable Contributing Party shall assign to Remora Holdings the Contributed Interest (or portion thereof) so excluded, pursuant to an instrument in substantially the same form as the applicable Conveyance Document to which such Contributing Party is required to assign and convey such Contributed Interest (or portion thereof) under this Agreement. If any Required Consent binding on a Contributed Interest which is withheld from Closing pursuant to Section 6.8(b) is not obtained by the date that is 120 days after the Closing, (A) Remora Holdings shall pay to such Contributing Party any proceeds received by Remora Holdings from such Contributing Party pursuant to this Section 6.8(d), that are attributable to such Contributed Interest, and (B) the Applicable Contributing Party shall pay to the Company the cash value of the portion of the Aggregate Consideration received by such Contributing Party that is equal to Excluded Contributed Interest Value directly attributable to such excluded Contributed Interest. For purposes of this Section 6.8(d), the “Excluded Contributed Interest Value” with respect to such an excluded Contributed Interest shall be calculated as the sum of the result of the following calculation which shall be made with respect to each Well or Wells for which the Net Revenue Interest is decreased due to the exclusion of such Contributed Interest, such calculation being the product of (a) the Allocated Value of the applicable Well or Wells multiplied by (b) a fraction, the numerator of which is the decrease in the Applicable Contributing Party’s (and Remora Holdings’, as successor in interest to Seller) Net Revenue Interest in such Well or Wells and the denominator of which is the Net Revenue Interest stated on the Applicable Schedule with respect to such Well or Wells.

6.9 Right of First Offer.

(a) ROFO Assets. The parties set forth on Exhibit G hereby grant to the Company and Remora Holdings a right of first offer on the assets described on Exhibit G (the “ROFO Assets”) to the extent that any such party or any such party’s controlled Affiliate proposes to, directly or indirectly, sell, assign, convey, transfer or otherwise dispose of, whether in one or a series of transactions (such actions collectively, “Transfer”) all or any portion of the ROFO Assets (other than to an Affiliate of such party who agrees in writing that such ROFO Assets remain subject to the provisions of this Section 6.9 and such Affiliate assumes the obligations under this Section 6.9 with respect to such ROFO Assets) or enters into any valid and binding agreement relating to such Transfer or proposed Transfer of any ROFO Assets from the Execution Date until three years following the Closing.

(b) Procedures.

(i) If a party set forth on Exhibit G (a “Transferring Party”) proposes to Transfer any applicable ROFO Asset (other than to an Affiliate in accordance with Section 6.9(a)) (a “Proposed Transaction”), the Transferring Party shall or shall cause its applicable controlled Affiliate to, prior to making or accepting an offer to effect any such Proposed Transaction, first give notice in writing to the Company and Remora Holdings (the “ROFO Notice”) of its intention to make or accept an offer with respect to such Proposed Transaction. The ROFO Notice shall include (A) a description of the ROFO Assets subject to the Proposed Transaction, and (B) any material terms, conditions and details (other than the purchase price of the Proposed Transaction) as would be reasonably necessary for the Company and Remora Holdings to make an offer to enter into the Proposed Transaction with the applicable Transferring Party or Transferring Parties, which terms, conditions and details shall at a minimum include any terms, conditions or details that such Transferring Party would propose to provide to non-Affiliates in connection with the Proposed Transaction. If the Company and/or Remora Holdings decide to offer to purchase the ROFO Assets, the Company and Remora Holdings shall have 15 days following receipt of the ROFO Notice (the “ROFO Response Deadline”) to propose an offer to enter into the Proposed Transaction with such Transferring Party or Transferring Parties (the “ROFO Response”). The ROFO Response shall set forth the terms and conditions (including the purchase price the Company or Remora Holdings proposes to pay for the ROFO Asset and the other material terms of the purchase) pursuant to which the Company or Remora Holdings would be willing to enter into a binding agreement for the Proposed Transaction. If no ROFO Response is delivered by the Company or Remora Holdings by the ROFO Response Deadline, then the Company and Remora Holdings shall be deemed to have waived its right of first offer contained in this Section 6.9 with respect to such ROFO Asset, subject to Section 6.9(b)(iii).

(ii) If such Transferring Party rejects the ROFO Response, such ROFO Response shall be deemed to have been rejected by such Transferring Party and the Transferring Party shall not be required to enter into an agreement with the Company or Remora Holdings regarding the Proposed Transaction. If such Transferring Party accepts the ROFO Response, it will confirm such acceptance in a written notice to the Company or Remora Holdings upon the terms set forth in the ROFO Response.

(iii) If (x) the Company or Remora Holdings does not timely deliver a ROFO Response by the ROFO Response Deadline as specified above with respect to a Proposed Transaction that is subject to a ROFO Notice, then the Transferring Party shall be free to enter into a Proposed Transaction on any terms it wishes without any further obligation owed to the Company or Remora Holdings with respect to such Proposed Transaction, or (y) such Transferring Party rejects a ROFO Response, then such Transferring Party shall be free to enter into a Proposed Transaction with any other Person on terms and conditions that are not more favorable, in the aggregate, to such other Person than those terms and conditions proposed by the Company or Remora Holdings in the ROFO Response, in each case considering the identity and financial position of such other Person; provided, that with respect to the circumstances noted in both (x) and (y) above, if such Proposed Transaction with another Person shall not have been consummated within 120 days after the ROFO Response Deadline, then the ROFO Notice shall be deemed to have lapsed, and such Transferring Party shall not Transfer any of the assets described in the ROFO Notice without complying again with the provisions of this Section 6.9 if and to the extent applicable.

(iv) The Transferring Parties and the Company and Remora Holdings acknowledge that any Transfer of ROFO Assets pursuant to the Company’s and Remora Holdings’ right of first offer under this Section 6.9 is subject to the terms of all existing agreements with respect to the ROFO Assets and shall be subject to and conditioned on the obtaining of any and all necessary consents of security holders, governmental authorities, lenders or other Persons.

(v) If requested by the Company or Remora Holdings and at such requesting party’s sole cost and expense, the applicable Transferring Party or Transferring Parties shall use commercially reasonable efforts to provide or prepare, or cause to be provided or prepared, any audited or unaudited financial statements with respect to any ROFO Assets Transferred pursuant to this Section 6.9 to the extent required under Regulation S-X promulgated by the SEC or any successor statute.

(c) Company Decisions. For so long as Remora or an Affiliate of Remora provides services to the Company or Remora Holdings pursuant to the Management Services Agreement or a successor agreement, all decisions by the Company or Remora Holdings to exercise or refrain from exercising the Company’s or Remora Holdings’ rights pursuant to this Section 6.9 as such rights relate to Remora or its controlled Affiliates shall be made by the Board of Directors of the Company.

6.10 Initial Public Offering; Lock-Up Period.

(a) Each Contributing Party agrees, if requested by the Company or the representative of the Underwriters in the Initial Public Offering, to promptly provide such information as may be reasonably and customarily requested by the Company or such representative of the Underwriters in connection with the Initial Public Offering (to the extent such information is in the possession of such Contributing Party), and to otherwise cooperate and use commercially reasonable efforts to facilitate the consummation of the Initial Public Offering. Subject to Section 6.5, the Company shall determine all matters related to the Initial Public Offering and the related registration process.

(b) In connection with the Initial Public Offering, each Contributing Party agrees that, upon request of the managing Underwriter or managing Underwriters of the Initial Public Offering, it shall enter into a standard lock-up agreement (in customary form and not exceeding 180 days after the date of the Underwriting Agreement) covering any equity securities in the Company and for a period specified by the managing Underwriter or managing Underwriters of such Initial Public Offering, as well as any other agreements as may be reasonably requested by the Company or the managing Underwriter or managing Underwriters of such Initial Public Offering, in each case that are consistent with this Section 6.10 or are necessary to give further effect thereto.

6.11 Allocated Values. The Parties have accepted such Allocated Values for purposes of this Agreement and the transactions contemplated hereby, but otherwise make no representation or warranty as to the accuracy of such values. The Parties agree that they will not assert, and will cause their Affiliates not to assert, in connection with any Tax audit or other proceeding with respect to Taxes, any asset values or other items inconsistent with the Allocated Values set forth in the Applicable Schedules except with the agreement of the other Parties or as required by applicable Law.

6.12 Reasonable Best Efforts. Except to the extent that the Parties’ obligations are specifically set forth elsewhere herein, upon the terms and subject to the conditions set forth in this Agreement, each Party shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to cause the Closing to occur.

6.13 Inspection. Until the second anniversary of the Closing, the Contributing Parties shall be entitled, at the Company’s sole cost and expense, to inspect the Company’s books and records to assess the Company’s enforcement of this Agreement, and the Company shall be entitled, at the applicable Contributing Party’s sole cost and expense, to inspect any of the Contributing Parties’ books and records to assess such Contributing Party’s enforcement of this Agreement (the inspecting Person, the “Inspecting Party”, and the Person being inspected, the “Inspected Party”); provided, however, that the Inspecting Party shall perform (or cause their designated representatives to perform) such inspection in a reasonable period of time and shall use reasonable efforts to minimize inconvenience to the Inspected Party’s personnel and disruption of the Inspected Party’s business. The Inspected Party agrees (and agrees to cause any of its relevant Affiliates and service providers) to reasonably cooperate with the Inspecting Party (or their designated representatives) in the performance of any such inspection.

ARTICLE VII

CONDITIONS TO CLOSING

7.1 Conditions to Each Party’s Obligations. The obligation of the Parties to proceed with the Closing is subject to the satisfaction on or prior to the Closing Date of all of the following conditions, any one or more of which may be waived in writing, in whole or in part, as to a Party by such Party:

(a) Consummation of the Initial Public Offering. The Initial Public Offering shall have closed prior to or substantially contemporaneously with the Closing.

(b) No Governmental Restraint. No order, decree, preliminary or permanent injunction or other legal restraint of any Governmental Entity shall be in effect, and no Law shall have been enacted or adopted, that enjoins, prohibits or makes illegal the consummation of the transactions contemplated by ARTICLE II of this Agreement, and no actions, lawsuits, claims or proceedings shall be pending that seeks to restrain, enjoin, prohibit or delay consummation of the transactions contemplated by this Agreement.

(c) Representations and Warranties of Remora Holdings; Performance. (i) The representations and warranties of Remora Holdings set forth in ARTICLE IV shall be true and correct in all material respects (and in all respects in the cause of such representations and warranties qualified by materiality or Material Adverse Effect) as of the Execution Date and as of the Closing as if remade on the date thereof (except for representations as of the Execution Date and as of the Closing as if remade on the date thereof (except for representations and warranties made as of a specific date, which shall be true and correct as of such specific date); and (ii) Remora Holdings shall have performed, or caused to be performed, in each case, in all material respects (and in all respects in the case of such covenants and agreements qualified by materiality) all covenants and agreements required of it by this Agreement as of the Closing.

(d) Assignment of Oil and Gas Interests. The assignment of the oil and gas properties set forth on Schedule 7.1(d) shall have occurred prior to or substantially contemporaneously with the Closing.

7.2 Conditions to the Obligations of the Company. The obligation of the Company to proceed with the Closing is subject to the satisfaction on or prior to the Closing Date of all of the following conditions, any one or more of which may be waived in writing, in whole or in part, by the Company (in its sole discretion):

(a) Representations and Warranties of the Contributing Parties; Performance. (i) the representations and warranties of the Contributing Parties set forth in ARTICLE III shall be true and correct in all material respects (and in all respects in the case of such representations and warranties qualified by materiality or Material Adverse Effect) as of the Execution Date and as of the Closing as if remade on the date thereof (except for representations and warranties made as of a specific date, which shall be true and correct as of such specific date); and (ii) the Contributing Parties shall have performed, or caused to be performed, in all material respects (and in all respects in the case of such covenants and agreements qualified by materiality) all covenants and agreements required of them by this Agreement as of the Closing.

7.3 Conditions to the Obligations of the Contributing Parties. The obligation of the Contributing Parties to proceed with the Closing is subject to the satisfaction on or prior to the Closing Date of all of the following conditions, any one or more of which may be waived in writing, in whole or in part, by each Contributing Party:

(a) Representations and Warranties of the Company; Performance. (i) The representations and warranties of the Company set forth in ARTICLE V shall be true and correct in all material respects (and in all respects in the case of such representations and warranties qualified by materiality or Material Adverse Effect) as of the Execution Date and as of the Closing as if remade on the date thereof (except for representations and warranties made as of a specific date, which shall be true and correct as of such specific date); and (ii) the Company shall have performed or caused to be performed, in all material respects (and in all respects in the case of such covenants and agreements qualified by materiality) all covenants and agreements required of it by this Agreement as of the Closing.

(b) Representations and Warranties of each other Contributing Party; Performance. (i) The representations and warranties of each other Contributing Party set forth in ARTICLE III shall be true and correct in all material respects (and in all respects in the case of such representations and warranties qualified by materiality or Material Adverse Effect) as of the Execution Date and as of the Closing as if remade on the date thereof (except for representations and warranties made as of a specific date, which shall be true and correct as of such specific date); and (ii) each other Contributing Party shall have performed in all material respects (and in all respects in the case of such covenants and agreements qualified by materiality) all covenants and agreements required of it by this Agreement as of the Closing.

(c) Terms of the Initial Public Offering. The commercial terms of the Initial Public Offering, including the number of shares to be sold, the price per share to the public and the amount of the underwriting discount and structuring fee, shall be no less favorable to the Company than the Proposed Pricing Terms.

ARTICLE VIII

TAX MATTERS

8.1 Transfer Taxes. Each Contributing Party shall bear any and all sales, use, excise, real property transfer, gross receipts, goods and services, registration, capital, documentary, stamp or transfer Taxes, recording fees and similar Taxes and fees incurred and imposed upon, or with respect to, the contribution of such Contributing Party’s Contributed Interests (“Transfer Taxes”).

8.2 Liability for Taxes. Each Contributing Party will be responsible for any and all (i) Asset Taxes imposed on or with respect to such Contributing Party’s Contributed Interests for any taxable period, or portion thereof, ending prior to the Effective Time, and (ii) Income Taxes imposed on or with respect to such Contributing Party’s Contributed Interests for any taxable period, or portion thereof, ending prior to the Closing Date. Remora Holdings shall be responsible for all Asset Taxes imposed on or with respect to the Contributed Interests for any taxable period, or portion thereof, beginning at or after the Effective Time.

8.3 Allocation of Taxes. Asset Taxes imposed on or with respect to the Contributed Interests for any taxable period within which the Effective Time falls will be apportioned as follows:

(a) Asset Taxes that are ad valorem, property or otherwise imposed on a periodic basis will be apportioned on a ratable daily basis; and

(b) all other Asset Taxes will be apportioned based on an interim closing of the books as of the end of the day immediately prior to the Effective Time.

8.4 Remittance of Taxes. Each Contributing Party will be responsible for duly and timely remitting all Taxes imposed on or with respect to the Contributed Interests due prior to the Closing Date, and Remora Holdings will be responsible for duly and timely remitting all Taxes due on or after the Closing Date, in each case to the relevant Tax Authority.

8.5 Reimbursement for Taxes. Notwithstanding any other provision of this Agreement and without any limitation, each Contributing Party and Remora Holdings shall reimburse the other for its allocable share of Taxes paid by such other party, determined in accordance with this ARTICLE VIII, within ten Business Days of receiving notice, together with such supporting evidence as is reasonably necessary to calculate the proration amount (the “Indemnified Taxes”).

8.6 Tax Returns. Each Contributing Party shall prepare and timely file any Tax Return for Taxes imposed on or with respect to the Contributed Interests that are required to be filed before the Closing Date. Remora Holdings shall prepare and timely file all Tax Returns for Taxes imposed on or with respect to the Contributed Interests that are required to be filed on or after the Closing Date. In the case of any Tax Return with respect to Asset Taxes filed by Remora Holdings that includes any taxable period prior to the Effective Date, and for which any Contributing Party would be reasonably expected to have an indemnification obligation for Asset Taxes hereunder, Remora Holdings shall deliver a draft of such Tax Return to such Contributing Party no later than ten (10) days prior to the due date for filing such Tax Return for such Contributing Party’s review and comment. Remora Holdings shall accept all reasonable written comments of such Contributing Party to such Tax Return received no later than five (5) days prior to the due date for filing such Tax Return. Pursuant to Section 8.8, each Contributing Party and Remora Holdings shall provide each other with all information reasonably necessary to prepare any Tax Return for Taxes imposed on or with respect to the Contributed Interests.

8.7 Tax Treatment and Related Matters.

(a) The Parties intend, for U.S. federal income tax purposes, that: (i) except as provided in Section 8.7(a)(ii), the contribution of the Contributed Interests pursuant to Section 2.1(b) shall be treated as a contribution by the Contributing Parties to Remora Holdings solely in exchange for equity consideration in the form of RH Units in a nontaxable transaction consistent with the requirements of Section 721(a) of the Code, as described in Revenue Ruling 99-5, Situation 2, (ii) (A) Remora Holdings shall be treated as having assumed or taken the Remora Contributed Interests subject to the Remora Liabilities; (B) the portion of the Remora Liabilities shown as “Qualified Liabilities” in Schedule 8.7(a) shall be treated as qualified liabilities within the meaning of Section 1.707-5(a)(6) of the Treasury Regulations (any such liability, a “Qualified Liability”), and (C) in the case of Remora Liabilities that are not Qualified Liabilities, Remora shall be treated as receiving taxable consideration in an amount equal to the excess of such portion of the Remora Liabilities assumed or taken by Remora Holdings over Remora’s share of such liabilities immediately after such assumption, as determined for the purposes of Treasury Regulations Section 1.707-5(a)(1) and subject to the provisions of Treasury Regulations Section 1.707-5(a)(5); and (iv) the sale of the RH Units pursuant to Section 2.1(c)(ii) shall be treated as a sale by the Contributing Parties of the RH Units in exchange for cash consideration as described in Section 741 of the Code.

(b) The Parties agree to act at all times in a manner consistent with this intended treatment specified in this Section 8.7, except to the extent that such Party is bound by a final determination (as defined in Section 1313 of the Code) that is inconsistent with such treatment.

8.8 Cooperation and Tax Audits. The Parties agree to furnish or cause to be furnished to the other, upon request, as promptly as practicable, such information and assistance relating to each of the Contributed Interests including, without limitation, access to books and records, as is reasonably necessary for the filing of all Tax Returns by the Parties, the making of any election relating to Taxes, the preparation for any audit by any Tax Authority, and the prosecution or defense of any claim, suit or proceeding relating to any Tax. The Parties shall cooperate fully as and to the extent reasonably requested by the other party in connection with any audit or action relating to Taxes involving the Contributed Interests. Notwithstanding anything to the contrary contained in this Agreement, none of the Company or its Affiliates shall have the right to receive or obtain any information relating to Taxes or Tax Returns of the Contributing Parties or any of their Affiliates (or predecessors thereto) other than information relating solely to the Contributed Interests.

8.9 Allocation Statement. Within thirty (30) days after the Closing Date, the Parties shall cooperate in good faith to prepare and agree to a statement reflecting the valuation of all of the assets of Remora Holdings in accordance with the principles of Sections 1060 and 755 of the Code, as applicable (the “Tax Allocation”). The Parties agree to be bound by any Tax Allocation, if agreed, and act in accordance with the Tax Allocation, if agreed.

8.10 Prohibited Actions. Remora Holdings shall not, directly or indirectly, take any action after the Closing Date that would, or would reasonably be expected to, materially increase any Contributing Party’s liability for Taxes for any taxable period, or portion thereof, ending prior to the Closing Date.

ARTICLE IX

INDEMNIFICATION

9.1 Survival. The representations and warranties (other than with respect to the Fundamental Representations, Section 3.7 and Section 4.5) of the Parties shall survive the Closing for a period of one year after the Closing Date. The Fundamental Representations of the Parties shall survive the Closing until the lapse of the applicable statute of limitations. The indemnification obligations of the Parties contained in Article VIII and the representations and warranties set forth in Section 3.7 and Section 4.5 shall be continuing and shall survive the Closing until 30 days after the statute of limitations closes for the taxable year to which any Taxes associated with such indemnification obligations, or representations and warranties, relate. The covenants and agreements of the Parties that, by their terms, are to be performed at or prior to the Closing, shall survive the Closing for a period of one year after the Closing Date, and the covenants and agreements of the Parties that, by their terms, are to be performed after the Closing, shall survive the Closing indefinitely or for the period explicitly specified therein. Each applicable survival period in this Section 9.1 is referred to as the “Survival Period.”

9.2 Contributing Party’s Agreement to Indemnify.

(a) Subject to the terms and conditions set forth herein (including Section 9.1), from and after the Closing, each of the Contributing Parties shall, severally and not jointly, indemnify, defend and hold harmless the Company and Remora Holdings from and against all liability, demands, claims, actions or causes of action, assessments, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Damages”) actually suffered by the Company or Remora Holdings as a result of or arising out of or under:

(i) a breach of any representation and warranties (other than with respect to the Fundamental Representations) of such Contributing Party;

(ii) a breach of any Fundamental Representation of such Contributing Party; or

(iii) a breach of any covenants and agreements (excluding, for the avoidance of doubt, any other representations and warranties not covered by clauses (i and ii)) contained in this Agreement of such Contributing Party.

THIS INDEMNIFICATION IS EXPRESSLY INTENDED TO APPLY NOTWITHSTANDING ANY NEGLIGENCE (WHETHER SOLE, CONCURRENT, ACTIVE OR PASSIVE) OR OTHER FAULT OR STRICT LIABILITY ON THE PART OF THE COMPANY OR REMORA HOLDINGS, BUT EXCLUDING IN EACH CASE ANY DAMAGES TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE COMPANY OR REMORA HOLDINGS WHICH SHALL NOT BE COVERED BY THIS INDEMNIFICATION.

(b) The obligation of each Contributing Party to indemnify the Company and Remora Holdings pursuant to Section 9.2(a) is subject to the following limitations:

(i) In no event shall such Contributing Party’s obligation to indemnify the Company and Remora Holdings pursuant to Section 9.2(a)(i) (other than with respect to a breach of Section 3.7 or Section 3.11) exceed 10% of the Aggregate Consideration paid to such Contributing Party.

(ii) In no event shall a Contributing Party’s aggregate obligation to indemnify the Company and Remora Holdings pursuant to Section 9.2(a) exceed the Aggregate Consideration paid to such Contributing Party.

(iii) Such Contributing Party shall be obligated to indemnify the Company and Remora Holdings pursuant to Section 9.2(a) only for those claims giving rise to Damages of the Company or Remora Holdings as to which the Company or Remora Holdings has given such Contributing Party written notice prior to the end of the applicable Survival Period. Any written notice delivered by the Company or Remora Holdings to such Contributing Party with respect to Damages of the Company or Remora Holdings shall set forth with as much specificity as is reasonably practicable the basis of the claim for Damages of the Company or Remora Holdings and, to the extent reasonably practicable, a reasonable estimate of the amount thereof.

(iv) For purposes of a claim for indemnification under Section 9.2(a) related to a breach of Section 3.11, the Applicable Contributing Party against which such claim is made shall have a period of 45 days after receiving written notice of such claim as provided in Section 9.4 to cure such alleged breach (the “Cure Period”). If, at the end of the Cure Period, the alleged breach has not been resolved or cured to the reasonable satisfaction of Company and Remora Holdings, the minimum amount of Damages for such breach shall be an amount equal to the sum of the result of the following calculation which shall be made with respect to each Well or Wells for which the Net Revenue Interest is decreased due to such breach of Section 3.11, such calculation being the product of (a) the Allocated Value of the applicable Well or Wells multiplied by (b) a fraction, the numerator of which is the decrease in the Applicable Contributing Party’s (and Remora Holdings’, as successor in interest to Seller) Net Revenue Interest in such Well or Wells and the denominator of which is the Net Revenue Interest stated on the Applicable Schedule with respect to such Well or Wells.

9.3 The Company’s and Remora Holdings’ Agreement to Indemnify.

(a) Subject to the terms and conditions set forth herein (including Section 9.1), and except to the extent the Company and Remora Holdings are indemnified from and against any such Damages pursuant to Section 9.2, from and after the Closing, the Company and Remora Holdings, shall, jointly and severally, indemnify, defend and hold harmless each of the Contributing Parties from and against all Damages actually suffered by any member of the Contributing Parties as a result of or arising out of or under:

(i) a breach of any representation or warranties (other than with respect to the Fundamental Representations) of the Company or Remora Holdings;

(ii) a breach of any Fundamental Representation of the Company or Remora Holdings; or

(iii) a breach of any covenants and agreements contained in this Agreement of the Company or Remora Holdings.

THIS INDEMNIFICATION IS EXPRESSLY INTENDED TO APPLY NOTWITHSTANDING ANY NEGLIGENCE (WHETHER SOLE, CONCURRENT, ACTIVE OR PASSIVE) OR OTHER FAULT OR STRICT LIABILITY ON THE PART OF ANY OF THE CONTRIBUTING PARTIES, BUT EXCLUDING IN EACH CASE ANY DAMAGES TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE CONTRIBUTING PARTY WHO IS ENTITLED TO SUCH INDEMNIFICATION FROM COMPANY OR REMORA HOLDINGS, WHICH SHALL NOT BE COVERED BY THIS INDEMNIFICATION.

(b) The obligation of the Company and Remora Holdings to indemnify the Contributing Parties pursuant to Section 9.3(a) is subject to the following limitations:

(i) In no event shall the Company and Remora Holdings’ obligation to indemnify the Contributing Parties pursuant to Section 9.3(a)(i) exceed 10% of the Aggregate Consideration paid to the Contributing Parties.

(ii) In no event shall the Company and Remora Holdings’ aggregate obligation to indemnify the Contributing Parties pursuant to Section 9.3(a) exceed the Aggregate Consideration paid to the Contributing Parties.

(iii) The Company and Remora Holdings shall be obligated to indemnify the Contributing Parties pursuant to Section 9.3(a) only for those claims giving rise to Damages of the Contributing Parties as to which any such Contributing Party has given the Company written notice prior to the end of the applicable Survival Period. Any written notice delivered by any Contributing Party to the Company with respect to Damages of the Contributing Parties shall set forth with as much specificity as is reasonably practicable the basis of the claim for Damages of the Contributing Parties and, to the extent reasonably practicable, a reasonable estimate of the amount thereof.

9.4 Indemnification Procedures.

(a) Promptly after receipt by an Indemnified Party of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the Indemnifying Party under this ARTICLE IX, notify the Indemnifying Party in writing of the commencement thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to any Indemnified Party otherwise than under this ARTICLE IX. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the Indemnifying Party), and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this ARTICLE IX for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Party, in connection with the defense thereof other than reasonable costs of investigation. If the Indemnifying Party fails to notify the Indemnified Party within 15 days after receipt by the Indemnifying Party of written notice from the Indemnified Party of the commencement of such action that the Indemnifying Party elects to defend the Indemnified Party pursuant to this Section 9.4, or if the Indemnifying Party elects to defend the Indemnified Party pursuant to this Section 9.4 but fails diligently to prosecute the proceedings related to such claim as herein provided, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party (if the Indemnified Party is entitled to indemnification hereunder), such claim by all appropriate proceedings. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this ARTICLE IX (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

(b) In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder that does not involve a third-party claim, the Indemnified Party shall transmit to the Indemnifying Party a written notice (the “Indemnity Notice”) describing in reasonable detail the nature of the claim, an estimate of the amount of Damages attributable to such claim to the extent feasible (which estimate shall not be conclusive of the final amount of such claim) and the basis of the Indemnified Party’s request for indemnification under this Agreement. Except as provided in Section 9.2(b)(iv), if the Indemnifying Party does not notify the Indemnified Party within 15 days from its receipt of the Indemnity Notice that the Indemnifying Party disputes such claim, the claim specified by the Indemnified Party in the Indemnity Notice shall be deemed a liability of the Indemnifying Party hereunder.

(c) In determining the amount of any Damages for which the Indemnified Party is entitled to indemnification under this ARTICLE IX, the gross amount of the indemnification will be reduced by (i) any insurance proceeds realized by the Indemnified Party and (ii) all amounts actually recovered by the Indemnified Party under contractual indemnities from third Persons.

(d) The date on which notification of a claim for indemnification is received as provided in Section 11.2 by the Indemnifying Party shall determine whether such claim is timely made.

(e) From and after Closing, if any Party receives any refund of Indemnified Taxes, such Party shall remit any such refund to the Party responsible for such Taxes pursuant to ARTICLE VIII.

(f) To the extent that this Section 9.4 is inconsistent with the provisions of ARTICLE VIII, the provisions of ARTICLE VIII shall control.

9.5 No Duplication. Any liability for indemnification hereunder shall be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation, warranty, covenant or agreement. In this regard, there shall be no duplication of recovery under Article VIII and this ARTICLE IX.

9.6 Exclusive Remedies. Except as provided in Section 6.2, Section 10.3, and ARTICLE VIII and except with respect to claims or causes of action arising from actual fraud or claims by Remora Holdings under the special warranty of Defensible Title in the applicable Conveyance Documents, the Parties agree that, from and after the Closing, the sole and exclusive remedy of any Party or their respective Affiliates with respect to this Agreement or any other claims relating to the events giving rise to this Agreement and the transactions provided for herein or contemplated hereby shall be limited to the indemnification provisions set forth in this ARTICLE IX; provided that, for the avoidance of doubt, the foregoing shall not in any way limit the Company’s or Remora Holding’s remedies with respect to any rights to receive proceeds under any Contributed Interests.

9.7 No Exemplary or Punitive Damages. IN NO EVENT SHALL ANY PARTY BE LIABLE UNDER THIS ARTICLE IX OR OTHERWISE IN RESPECT OF THIS AGREEMENT FOR EXEMPLARY OR PUNITIVE DAMAGES, EXCEPT TO THE EXTENT ANY SUCH PARTY SUFFERS SUCH DAMAGES TO AN UNAFFILIATED THIRD PARTY IN CONNECTION WITH A THIRD-PARTY CLAIM, IN WHICH EVENT SUCH DAMAGES SHALL BE RECOVERABLE.

9.8 Preservation of Rights with respect to Representations. The representations and warranties of each of the Parties set forth in this Agreement, subject to the express exceptions thereto, shall not be affected by any information furnished to, or any investigation or audit conducted before or after the Closing Date by any of the Parties or their respective representatives in connection with the Transaction. In order to preserve the benefit of the bargain otherwise represented by this Agreement, each Party shall be entitled to rely upon the representations, warranties, covenants and agreements of the other Party set forth herein notwithstanding any investigation or audit conducted or any knowledge acquired (or capable of being acquired) before or after the Closing Date, or the decision of any Party to complete the Closing.

ARTICLE X

TERMINATION

10.1 Termination of Agreement.

(a) This Agreement and the transactions contemplated hereby may be terminated at any time before the Closing as follows:

(i) By the mutual written agreement of (i) the Company and (ii) the Contributing Parties holding at least a Supermajority Interest;

(ii) By the Company or by the Contributing Parties holding at least a Supermajority Interest, if any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable order, injunction or other legal restraint permanently enjoining or otherwise prohibiting the consummation of the transactions contemplated by ARTICLE II of this Agreement, provided that the Party seeking to terminate this Agreement pursuant to this Section 10.1(a)(ii) shall have complied with its obligations in Section 6.3, Section 6.4 and Section 6.10;

(iii) By the Company if there shall have been a breach of any of the covenants or agreements or any inaccuracy of any of the representations or warranties set forth in this Agreement on the part of the Contributing Parties, which breach or inaccuracy, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, a failure of the conditions set forth in Section 7.2 that is not capable of being satisfied or cured by the Closing Date;

(iv) By the Contributing Parties holding at least a Supermajority Interest if there shall have been a breach of any of the covenants or agreements or any inaccuracy of any of the representations or warranties set forth in this Agreement on the part of the Company or Remora Holdings, which breach or inaccuracy, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, a failure of the conditions set forth in Section 6.3 that is not capable of being satisfied or cured by the Closing Date;

(v) By any Party, upon written notice to the other Parties, if the transactions contemplated by ARTICLE II of this Agreement shall not have been consummated on or prior to such date that that is 90 days from the Execution Date (the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 10.1(a)(v) shall not be available to any such Party whose failure to perform or observe in any material respect any of its obligations under this Agreement proximately caused the failure to consummate the transactions contemplated by ARTICLE II of this Agreement on or before the End Date; or

(b) Prior to pricing the Initial Public Offering, the Company shall disclose to each Contributing Party the commercial terms on which the Company proposes to price the Initial Public Offering, including the number of shares to be sold, the price per share to the public and the amount of the underwriting discount and structuring fee (the “Proposed Pricing Terms”). Each of the Remora Contributing Parties, Vendera Contributing Parties and AVAD Contributing Parties shall have the right, in their sole discretion, to terminate this Agreement and the transactions contemplated hereby; provided, however, that such foregoing right to terminate shall irrevocably expire upon receipt by the Company of the affirmative consent of each of the Remora Contributing Parties, Vendera Contributing Parties and AVAD Contributing Parties to the Proposed Pricing Terms at the pricing of the Initial Public Offering.

10.2 Effect of Certain Terminations. In the event of termination of this Agreement pursuant to this ARTICLE X, all rights and obligations of the Parties under this Agreement shall terminate, except the provisions of Section 6.5, Section 6.6, this ARTICLE X and ARTICLE XI shall survive such termination; provided, however, that nothing herein shall relieve any Party from any liability for any intentional or willful and material breach by such Party of any of its representations, warranties, covenants or agreements set forth in this Agreement and all rights and remedies of a non-breaching Party under this Agreement in the case of such intentional or willful and material breach, at law or in equity, shall be preserved notwithstanding termination of this Agreement pursuant to this ARTICLE X.

10.3 Enforcement of this Agreement. The Parties acknowledge and agree that an award of money damages would be inadequate for any breach of this Agreement by any Party and any such breach would cause the non-breaching Parties irreparable harm. Accordingly, the Parties agree that prior to the termination of this Agreement, in the event of any breach or threatened breach of this Agreement by one of the Contributing Parties, the Company and Remora Holdings, to the fullest extent permitted by law, will also be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance. Such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at law or equity to each of the Parties.

ARTICLE XI

MISCELLANEOUS

11.1 Release. As of the Closing Date, each of the Contributing Parties (collectively, the “Releasing Parties”), hereby unconditionally and irrevocably releases and forever discharges, effective as of and forever after the Closing Date, to the fullest extent permitted by Law, the Company and Remora Holdings (collectively, the “Released Parties”) from any and all debts, liabilities, obligations, claims, demands, actions or causes of action, suits, judgments or controversies of any kind whatsoever that such Releasing Party may possess against each Released Party, if any, or any of them that arises out of or is based on any (collectively, “Pre-Transaction Claims”) agreement or understanding or act or failure to act (including any act or failure to act that constitutes ordinary or gross negligence or reckless or willful, wanton misconduct), misrepresentation, omission, transaction, fact, event or other matter occurring on or prior to the Closing Date (whether based at law or in equity or otherwise, foreseen or unforeseen, matured or unmatured, known or unknown, accrued or not accrued) (collectively “Pre-Transaction Matters”), including: (a) claims by such Releasing Party with respect to repayment of loans or indebtedness; (b) any rights, titles and interests in, to or under any agreements, arrangements or understandings to which such Releasing Party is a party (other than this Agreement or any Transaction Document); and (c) claims by such Releasing Party with respect to equity interests, dividends, distributions, violations of preemptive rights and such Releasing Party’s status as an officer, director, stockholder, member, option holder or other security holder of a Released Party; provided, however, that this Section 11.1 shall not apply to any claim to enforce this Agreement or any of the Transaction Documents. Each Releasing Party further agrees, from and after the Closing Date, not to file or bring any claim before any Governmental Entity on the basis of or respecting any Pre-Transaction Claim concerning any Pre-Transaction Matter against any Released Party. Each Releasing Party (i) acknowledges that such Releasing Party fully comprehends and understands all the terms of this Section 11.1 and their legal effects and (ii) expressly represents and warrants that (A) such Releasing Party is competent to effect the release made in this Section 11.1 knowingly and voluntarily and without reliance on any statement or representation of any Released Party or its representatives and (B) such Releasing Party had the opportunity to consult with an attorney of such Releasing Party’s choice regarding this Section 11.1.

11.2 Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by any party to another party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

If to the Company or Remora Holdings, addressed to:

Remora Royalties, Inc.

807 Las Cimas Parkway, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to AVAD Utah or AVAD North Texas, addressed to:

AVAD Energy Partners

500 N. Akard Street, Suite 2860

Dallas, Texas 75201

Attention: John N. David

Email: john@avadenergy.com

with copies, which shall not constitute notice, to:

Bracewell LLP

711 Louisiana Street, Suite 2300

Houston, Texas 77002

Attention: J.J. McAnelly

Email: James.McAnelly@bracewell.com

Attention: Jason Jean

Email: Jason.Jean@bracewell.com

and

Pearl Energy Investments

2100 McKinney Avenue, Suite 1675

Dallas, Texas 75201

Attention: David Levinson

Email: dlevinson@pearl-energy.com

If to any other Contributing Parties, addressed to the address set forth next to each Contributing Party in Schedule A-4.

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

11.3 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the Contributed Interests, which shall be governed by the Laws of the applicable state in which the interests constituting the Contributed Interests are located, as applicable. Each of the Parties agrees that this Agreement involves at least $100,000 and that this Agreement has been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

11.4 Entire Agreement. This Agreement, the exhibits, schedules and annexes hereto and the Transaction Documents constitute the entire agreement between and among the Parties pertaining to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, and there are no warranties, representations or other agreements between or among the Parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby. Except as expressly set forth in this Agreement (including the representations and warranties set forth in ARTICLE III, ARTICLE IV and ARTICLE V), (a) the Parties acknowledge and agree that none of the Contributing Parties, the Company or Remora Holdings or any other Person has made, and the Parties are not relying upon, any covenant, representation or warranty, written or oral, statutory, expressed or implied, as to the Contributing Parties, the Company or Remora Holdings or any other Person, as applicable, or as to the accuracy or completeness of any information regarding any Party furnished or made available to any other Party and (b) no Party shall have or be subject to any liability to any other Person, or any other remedy in connection herewith, based upon the distribution to any other Person of, or any other Person’s use of or reliance on, any such information or any information, documents or material made available to such Person in any management presentations or in any other form in expectation of, or in connection with, the transactions contemplated hereby.

11.5 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Agreement shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

11.6 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties and their respective permitted successors and assigns, any rights, benefits or obligations hereunder, except as set forth in ARTICLE IX and Section 11.1. No Party hereto may assign, transfer, dispose of or otherwise alienate this Agreement or any of its rights, interests or obligations under this Agreement (whether by operation of Law or otherwise) except that each of the Company and the Remora Holdings may transfer their respective rights and obligations hereunder to any Affiliate. Any attempted assignment, transfer, disposition or alienation in violation of this Agreement shall be null, void and ineffective.

11.7 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Agreement in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the fullest extent possible.

11.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the Parties. The exchange of copies of this Agreement and of signature pages by electronic transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by electronic transmission shall be deemed to be their original signatures for any purpose whatsoever.

11.9 Recourse Parties. Notwithstanding anything that may be expressed or implied in this Agreement or any Transaction Document, and notwithstanding the fact that some of the Parties may be a partnership or limited liability company, each Party, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the other Parties hereto (and their respective successors and assigns, collectively, the “Recourse Parties”) shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or under any Transaction Document delivered pursuant hereto or contemporaneously herewith or in respect of any oral representations made or alleged to be made in connection herewith or therewith against (a) any former, current or future director, officer, agent, Affiliate, manager, incorporator, controlling Person, fiduciary, representative or employee of the other Party (or any of the foregoing Persons successors or permitted assignees), (b) any former, current, or future general or limited partner, owner, manager, stockholder or member of the other Party (or any of the foregoing Persons successors or permitted assignees) or any Affiliate thereof or (c) any former, current or future director, owner, officer, agent, employee, Affiliate, manager, incorporator, controlling Person, fiduciary, representative, general or limited partner, stockholder, manager or member of any of the foregoing, but in each case not including the any Recourse Parties (each such Person, but excluding for the avoidance of doubt, the Recourse Parties, a “Party Affiliate”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of any Party against the Party Affiliates, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other Law, or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any Party Affiliate, as such, for any obligations of any Party under this Agreement or the transactions contemplated hereby, under any Transaction Documents, in respect of any oral representations made or alleged to be made in connection herewith or therewith, or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, such obligations or their creation.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Execution Date.

REMORA ROYALTIES, INC.

By:	/s/ George B. Peyton V
	Name:	George B. Peyton V
	Title:	Chief Executive Officer

REMORA HOLDINGS, LLC

By:	Remora Petroleum, L.P.,
its sole member

By:	Remora Petroleum GP, LLC,
its general partner

By:	/s/ George B. Peyton V
	Name:	George B. Peyton V
	Title:	Manager

REMORA PETROLEUM, L.P.

By:	Remora Petroleum GP, LLC,
its general partner

By:	/s/ George B. Peyton V
	Name:	George B. Peyton V
	Title:	Manager

REMORA OPERATING CA, LLC

By:	Remora Petroleum, L.P.,
its sole member

By:	Remora Petroleum GP, LLC,
its general partner

By:	/s/ George B. Peyton V
	Name:	George B. Peyton V
	Title:	Manager

[Signature Page to Contribution Agreement]

REMORA OPERATING, LLC

By:	Remora Petroleum, L.P.,
its sole member

By:	Remora Petroleum GP, LLC,
its general partner

By:	/s/ George B. Peyton V
	Name:	George B. Peyton V
	Title:	Manager

[Signature Page to Contribution Agreement]

VENDERA RESOURCES, LP

By:	Vendera Management, LLC,
its general partner

By:	/s/ A. Wood Brookshire
	Name:	A. Wood Brookshire
	Title:	Chief Executive Officer

VENDERA MANAGEMENT III, LLC

By:	/s/ A. Wood Brookshire
	Name:	A. Wood Brookshire
	Title:	Chief Executive Officer

VENDERA RESOURCES III, LP

By:	Vendera Management III, LLC,
its general partner

By:	/s/ A. Wood Brookshire
	Name:	A. Wood Brookshire
	Title:	Chief Executive Officer

VENDERA RESOURCES TXLA, LLC

By:	/s/ A. Wood Brookshire
	Name:	A. Wood Brookshire
	Title:	Manager

VENDERA RESOURCES II, LLC

By:	/s/ A. Wood Brookshire
	Name:	A. Wood Brookshire
	Title:	Chief Executive Officer

[Signature Page to Contribution Agreement]

AVAD UTAH, LLC

By:	AVAD Energy Partners, LLC, its sole member

By:	/s/ John N. Davis
	Name:	John N. Davis
	Title:	President

AVAD NORTH TEXAS, LLC

By:	AVAD Energy Partners, LLC, its sole member

By:	/s/ John N. Davis
	Name:	John N. Davis
	Title:	President

[Signature Page to Contribution Agreement]

OKSA MINERALS, LP

By:	OKSA Management, LLC, its general partner

By:	/s/ Bruce H.C. Hill
	Name:	Bruce H.C. Hill
	Title:	Manager

[Signature Page to Contribution Agreement]

BLG RESOURCES, LLC

By:	/s/ A. Wood Brookshire
	Name:	A. Wood Brookshire
	Title:	Chief Executive Officer

[Signature Page to Contribution Agreement]

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit A-1-A

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from REMORA PETROLEUM, L.P., a Texas limited partnership (“Assignor”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Assignor owns interests in and to certain oil and gas leases and wells as more specifically set forth herein; and

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

ARTICLE I

GRANT OF OVERRIDING ROYALTY INTEREST

SECTION 1.01 Assignment. NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and

CONVEY to Assignee and Assignee agrees to acquire an overriding royalty interest burdening the Leases and Wells equal to an undivided forty-five percent (45%) of Assignor’s Net Revenue Interest in and to the Leases and Wells (the “ORRI”), which ORRI shall be based on Assignor’s ownership in the Leases and Wells immediately prior to the conveyance hereunder. By way of example only, if immediately prior to this Assignment, Assignor held 100% of the working interest in and to an oil and gas lease from which a Lease was derived and such oil and gas lease covered 100% of the fee mineral interest in the lands covered by such oil and gas lease and Assignor had an 80% Net Revenue Interest in such oil and gas lease prior to the execution of this Assignment, then the amount of the ORRI (and the Net Revenue Interest attributable to such ORRI) assigned hereunder would be equal to 36% (on an 8/8ths basis), which is calculated as: 45.00% (the percentage of the ORRI burdening the Lease) multiplied by 80% (which represents the Net Revenue Interest on an 8/8ths basis that Assignor has in the Lease prior to giving effect to the conveyance hereunder. The references herein to the ORRI will be deemed a collective reference to all of the ORRIs in the Leases and Wells.

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE II

DEFINED TERMS; INTERPRETATION

SECTION 2.01 Definitions. As used herein, the following terms shall have the following meanings:

(a) “Net Revenue Interest” shall mean:

(i) with respect to any Well, Assignor’s interest (expressed as a percentage or a decimal) in and to the Hydrocarbons produced and saved or sold from or allocated to such Well from those formations in which such Well is currently producing or, with respect to a Well that is not currently producing, the last depth or formation from which it produced, in each case, after giving effect to all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments, carried interests, reversionary interests and other Production Burdens on, measured by or payable out of production from such Well which are held by Persons other than Assignor; and

(ii) with respect to any Lease, Assignor’s interest, or portion thereof, (expressed as a percentage or a decimal) in and to the Hydrocarbons produced and saved or sold from or allocated to such Lease at all depths covered by such Lease after giving effect to all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments, carried interests, reversionary interests and other Production Burdens on, measured by or payable out of production from such Lease which are held by Persons other than Assignor.

(b) “Leases” shall mean all of Assignor’s right, title and interest in and to the oil and gas leases, oil, gas, and mineral leases and subleases, carried interests, operating rights, and record title interests described on Exhibit A, and, without limiting the foregoing, all (i) rights, privileges, benefits and powers conferred upon the holder of such leases and interests with respect to the use and occupation of the lands covered thereby; (ii) royalties, overriding royalty interests,

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nonparticipating royalties, reversionary interests, carried interests, options, convertible interests, net profits interests, payments out of production, contractual rights to production, farmout rights, and other similar rights, properties and interests to Hydrocarbons produced or in place and any other interests in the lands described on Exhibit A; and (iii) tenements, hereditaments, and appurtenances belonging to such leases and such pooled areas or units and other rights (of whatever character, whether legal or equitable, vested or contingent, and whether or not the same are expired or terminated) in and to the Hydrocarbons in, on, under, and that may be produced from, the lands described on Exhibit A.

(c) “Wells” shall mean all of Assignor’s right, title and interest in and to any and all Hydrocarbon, water, CO2, or injection or disposal wells now or hereafter located on the Leases or on lands pooled, communitized, or unitized therewith, including the interests in the wells shown on Exhibit B, in each case, whether producing, non-producing, permanently or temporarily plugged and abandoned, and whether or not fully described on Exhibit B.

SECTION 2.02 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

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ARTICLE III

MATTERS RELATING TO THE ORRI

SECTION 3.01 Costs. Except as expressly provided in the remainder of this Section 3.01, the ORRI shall be considered a non-operating, non-expense bearing overriding royalty interest, free of all costs, risks and expenses of production, operations and delivery of Hydrocarbons. Further, except as expressly provided in the remainder of this Section 3.01, each such ORRI shall not bear any costs and expenses incurred by Assignor to gather and treat such Hydrocarbons, but shall bear (and the holder of the ORRI shall be responsible and liable for payment of) its proportionate share of ad valorem and production taxes (and similar taxes). Further, the ORRI shall bear (and the holder of the ORRI shall be responsible and liable for payment of) any and all post production costs after the tailgate of any natural gas treating plants (whether owned by Assignor or otherwise), including but not limited to, oil and gas differentials, fuel and compression, and firm and variable transportation charges.

SECTION 3.02 Lease Termination Rights. Assignor shall have the right without the joinder of Assignee to release, surrender and/or abandon its Leases, or any part thereof, or interest therein even though the effect of such release, surrender or abandonment will be to release, surrender or abandon the ORRI.

SECTION 3.03 Amendments; Renewals; Extensions. Assignor shall have the unrestricted right to renew, extend, modify, amend, or supplement the Leases with respect to any of the lands covered thereby without the consent of Assignee; provided, however, that the ORRI shall apply to all renewals, extensions, modifications, amendments, supplements and other similar arrangements (and/or interests therein) of the Leases, whether or not such renewals, extensions modifications, amendments, supplements or arrangements have heretofore been obtained, or are hereafter obtained, by Assignor and no renewal, extension, modification, amendment, or supplementation shall adversely affect any of Assignee’s rights hereunder, including, without limitation, the amount, computation, or method of payment of the ORRI. For purposes of this Section 3.03, any (a) oil, gas and/or other Hydrocarbon lease taken by Assignor or any controlled Affiliate of Assignor before the expiration of any Lease which covers the same interest (or any part thereof) covered by any Lease and which becomes effective or binding on such interest (or any part thereof) within one (1) year after expiration of such Lease and (b) oil, gas and/or other Hydrocarbon lease taken by Assignor or any controlled Affiliate of Assignor which covers the same interest (or any part thereof) which was covered by any Lease and which is executed and/or becomes binding on such interest (or any part thereof) within one (1) year after the expiration of such Lease, shall, in each case of the preceding clauses (a) and (b), be considered a renewal or extension of a Lease.

SECTION 3.04 Payments. Assignee shall be entitled to receive payment for all Hydrocarbons attributable to the ORRI directly from the purchasers thereof or from other parties obligated to make payment therefor. Assignor shall cause to be prepared and executed such division orders, transfer orders, or instructions in lieu thereof, as Assignee (or any third party) may reasonably request from time to time to cause payments to be made directly to Assignee. In the

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event that, for any reason, Assignee cannot (or does not) receive such payments directly, the same shall be collected by Assignor and shall constitute trust funds in Assignor’s hands and shall be paid over to Assignee in a reasonably prompt manner. Assignor shall keep full, true, and correct records of the Hydrocarbons produced from or attributable to the Leases each calendar month, and the revenues attributable to the ORRI. Such records may be inspected by Assignee or its authorized representatives and copies made thereof at all reasonable times. Assignee shall also have, upon request, access to review all reports, data and information relating to the Leases or to exploration, development, production and other operations conducted on the Leases, in each case, to the extent that Assignor has the authority to grant such access without breaching any obligation of confidentiality existing on the date hereof which is binding upon Assignor or any Affiliate of Assignor. Assignor shall, on or before the last day of each calendar month, send to Assignee a statement setting forth (a) the production from the Leases for the preceding calendar month and (b) such other data related to the ORRI and production of Hydrocarbons attributable to the Lease from which the ORRI is derived, in each case, as Assignee may reasonably request in such form as Assignee may reasonably request, to the extent that Assignor has the authority to disclose such data without breaching any obligation of confidentiality existing on the date hereof which is binding upon Assignor or any Affiliate of Assignor.

ARTICLE IV

SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 4.01 Special Warranty. Assignor warrants and forever defend Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 4.02 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 4.03 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 4.01 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE LEASES, WELLS OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE LEASES, WELLS OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE LEASES, WELLS OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING

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OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE LEASES, WELLS OR THE ORRI OR FUTURE REVENUES GENERATED BY THE LEASES, WELLS OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE LEASES, WELLS OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE LEASES, WELLS OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE LEASES, WELLS OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE V

MISCELLANEOUS

SECTION 5.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 5.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 5.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

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SECTION 5.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 5.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

Remora Petroleum, L.P.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

With a copy, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

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Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 5.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 5.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

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SECTION 5.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 5.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

SECTION 5.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 5.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

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SECTION 5.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 5.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 5.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:

REMORA PETROLEUM, L.P.

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, a Texas limited liability company, general partner of REMORA PETROLEUM, L.P., a Texas limited partnership, on behalf of said limited partnership.

Notary Public in and for The State of [•]

My commission expires:

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

Leases

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit B

Wells

[See Attached]

EXHIBIT B TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit A-1-B

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from REMORA PETROLEUM, L.P., a Texas limited partnership (“Assignor”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Assignor owns interests in and to certain oil and gas leases and wells as more specifically set forth herein; and

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

ARTICLE I

GRANT OF OVERRIDING ROYALTY INTEREST

SECTION 1.01 Assignment. NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire

(a) an overriding royalty interest burdening the Leases INSOFAR AS AND ONLY INSOFAR AS such Leases cover, relate to, or are necessary to produce, sell and/or market Hydrocarbons produced from the wellbores of the Wells set forth on Exhibit B (such wellbores and such interest in the Leases, each a “Wellbore”) equal to an undivided forty-five percent (45%) of Assignor’s Net Revenue Interest in and to the Wellbores (the “Wellbore ORRI”); and

(b) an overriding royalty interest burdening the Leases, excluding the Wellbores, and all wells drilled and completed on the Leases after the Effective Time (the “Subsequent Wells”) equal to an undivided ten percent (10%) of Assignor’s Net Revenue Interest in and to the Leases, excluding the Wellbores, and the Subsequent Wells (the “Leasehold ORRI” and together with the Wellbore ORRI, the “ORRI”, which ORRI shall be based on Assignor’s ownership in the Leases and Wells immediately prior to the conveyance hereunder).

By way of example only, if prior to this Assignment, Assignor held 100% of the Working Interest in and to Lease (as herein defined) and such Lease covered 100% of the fee mineral interest in the lands covered by such Lease and Assignor had an 80% Net Revenue Interest in such Lease prior to the execution of this Assignment and such Lease had just one existing Well on it, then the amount of the Wellbore ORRI in that existing Wellbore (and the Net Revenue Interest attributable to such Wellbore ORRI) reserved hereunder would be equal to a 36.00% (on an 8/8ths basis). The Wellbore ORRI noted in the preceding sentence would be calculated as: 45.00% (the percentage of the Wellbore ORRI burdening the existing Wellbore) multiplied by 80% (which represents the Net Revenue Interest on an 8/8ths basis that the Assignor has in the Wellbore before giving effect to this Assignment). Further the Leasehold ORRI in and to such Lease would be equal to 8.0% (on an 8/8ths basis). The Leasehold ORRI noted in the preceding sentence would burden the Lease (but excluding the wellbore of the existing Wellbore attributable thereto) and would be calculated as: 10.00% (the percentage of the Leasehold ORRI burdening the Lease) multiplied by 80.00% (which represents the Net Revenue Interest on an 8/8ths basis that the Assignor has in the Lease before giving effect to this Assignment). The references herein to the ORRI will be deemed a collective reference to all of the ORRIs in the Leases, Wellbores.

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE II

DEFINED TERMS; INTERPRETATION

SECTION 2.01 Definitions. As used herein, the following terms shall have the following meanings:

(a) “Net Revenue Interest” shall mean:

(i) with respect to any Well, Assignor’s interest (expressed as a percentage or a decimal) in and to the Hydrocarbons produced and saved or sold from or allocated to such Well from those formations in which such Well is currently producing or, with respect to a Well that is not currently producing, the last depth or formation from which it produced, in each case, after

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giving effect to all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments, carried interests, reversionary interests and other Production Burdens on, measured by or payable out of production from such Well which are held by Persons other than Assignor; and

(ii) with respect to any Lease, Assignor’s interest, or portion thereof, (expressed as a percentage or a decimal) in and to the Hydrocarbons produced and saved or sold from or allocated to such Lease at all depths covered by such Lease after giving effect to all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments, carried interests, reversionary interests and other Production Burdens on, measured by or payable out of production from such Lease which are held by Persons other than Assignor.

(b) “Leases” shall mean all of Assignor’s right, title and interest in and to the oil and gas leases, oil, gas, and mineral leases and subleases, carried interests, operating rights, and record title interests described on Exhibit A, and, without limiting the foregoing, all (i) rights, privileges, benefits and powers conferred upon the holder of such leases and interests with respect to the use and occupation of the lands covered thereby; (ii) royalties, overriding royalty interests, nonparticipating royalties, reversionary interests, carried interests, options, convertible interests, net profits interests, payments out of production, contractual rights to production, farmout rights, and other similar rights, properties and interests to Hydrocarbons produced or in place and any other interests in the lands described on Exhibit A; and (iii) tenements, hereditaments, and appurtenances belonging to such leases and such pooled areas or units and other rights (of whatever character, whether legal or equitable, vested or contingent, and whether or not the same are expired or terminated) in and to the Hydrocarbons in, on, under, and that may be produced from, the lands described on Exhibit A.

(c) “Wells” shall mean all of Assignor’s right, title and interest in and to any and all Hydrocarbon, water, CO2, or injection or disposal wells now or hereafter located on the Leases or on lands pooled, communitized, or unitized therewith, including the interests in the wells shown on Exhibit B, in each case, whether producing, non-producing, permanently or temporarily plugged and abandoned, and whether or not fully described on Exhibit B.

SECTION 2.02 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

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(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

ARTICLE III

MATTERS RELATING TO THE ORRI

SECTION 3.01 Costs. Except as expressly provided in the remainder of this Section 3.01, the ORRI shall be considered a non-operating, non-expense bearing overriding royalty interest, free of all costs, risks and expenses of production, operations and delivery of Hydrocarbons. Further, except as expressly provided in the remainder of this Section 3.01, each such ORRI shall not bear any costs and expenses incurred by Assignor to gather and treat such Hydrocarbons, but shall bear (and the holder of the ORRI shall be responsible and liable for payment of) its proportionate share of ad valorem and production taxes (and similar taxes). Further, the ORRI shall bear (and the holder of the ORRI shall be responsible and liable for payment of) any and all post production costs after the tailgate of any natural gas treating plants (whether owned by Assignor or otherwise), including but not limited to, oil and gas differentials, fuel and compression, and firm and variable transportation charges.

SECTION 3.02 Lease Termination Rights. Assignor shall have the right without the joinder of Assignee to release, surrender and/or abandon its Leases, or any part thereof, or interest therein even though the effect of such release, surrender or abandonment will be to release, surrender or abandon the ORRI.

SECTION 3.03 Amendments; Renewals; Extensions. Assignor shall have the unrestricted right to renew, extend, modify, amend, or supplement the Leases with respect to any of the lands covered thereby without the consent of Assignee; provided, however, that the ORRI shall apply to all renewals, extensions, modifications, amendments, supplements and other similar arrangements (and/or interests therein) of the Leases, whether or not such renewals, extensions modifications, amendments, supplements or arrangements have heretofore been obtained, or are hereafter obtained, by Assignor and no renewal, extension, modification, amendment, or

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supplementation shall adversely affect any of Assignee’s rights hereunder, including, without limitation, the amount, computation, or method of payment of the ORRI. For purposes of this Section 3.03, any (a) oil, gas and/or other Hydrocarbon lease taken by Assignor or any controlled Affiliate of Assignor before the expiration of any Lease which covers the same interest (or any part thereof) covered by any Lease and which becomes effective or binding on such interest (or any part thereof) within one (1) year after expiration of such Lease and (b) oil, gas and/or other Hydrocarbon lease taken by Assignor or any controlled Affiliate of Assignor which covers the same interest (or any part thereof) which was covered by any Lease and which is executed and/or becomes binding on such interest (or any part thereof) within one (1) year after the expiration of such Lease, shall, in each case of the preceding clauses (a) and (b), be considered a renewal or extension of a Lease.

SECTION 3.04 Payments. Assignee shall be entitled to receive payment for all Hydrocarbons attributable to the ORRI directly from the purchasers thereof or from other parties obligated to make payment therefor. Assignor shall cause to be prepared and executed such division orders, transfer orders, or instructions in lieu thereof, as Assignee (or any third party) may reasonably request from time to time to cause payments to be made directly to Assignee. In the event that, for any reason, Assignee cannot (or does not) receive such payments directly, the same shall be collected by Assignor and shall constitute trust funds in Assignor’s hands and shall be paid over to Assignee in a reasonably prompt manner. Assignor shall keep full, true, and correct records of the Hydrocarbons produced from or attributable to the Leases each calendar month, and the revenues attributable to the ORRI. Such records may be inspected by Assignee or its authorized representatives and copies made thereof at all reasonable times. Assignee shall also have, upon request, access to review all reports, data and information relating to the Leases or to exploration, development, production and other operations conducted on the Leases, in each case, to the extent that Assignor has the authority to grant such access without breaching any obligation of confidentiality existing on the date hereof which is binding upon Assignor or any Affiliate of Assignor. Assignor shall, on or before the last day of each calendar month, send to Assignee a statement setting forth (a) the production from the Leases for the preceding calendar month and (b) such other data related to the ORRI and production of Hydrocarbons attributable to the Lease from which the ORRI is derived, in each case, as Assignee may reasonably request in such form as Assignee may reasonably request, to the extent that Assignor has the authority to disclose such data without breaching any obligation of confidentiality existing on the date hereof which is binding upon Assignor or any Affiliate of Assignor.

ARTICLE IV

SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 4.01 Special Warranty. Assignor warrants and forever defend Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 4.02 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding

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sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 4.03 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 4.01 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE LEASES, WELLS OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE LEASES, WELLS OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE LEASES, WELLS OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE LEASES, WELLS OR THE ORRI OR FUTURE REVENUES GENERATED BY THE LEASES, WELLS OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE LEASES, WELLS OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE LEASES, WELLS OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE LEASES, WELLS OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

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ARTICLE V

MISCELLANEOUS

SECTION 5.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 5.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 5.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 5.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 5.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

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with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

Remora Petroleum, L.P.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

With a copy, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 5.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND

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SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 5.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 5.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 5.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

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SECTION 5.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 5.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 5.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 5.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 5.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:

REMORA PETROLEUM, L.P.

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, a Texas limited liability company, general partner of REMORA PETROLEUM, L.P., a Texas limited partnership, on behalf of said limited partnership.

Notary Public in and for
The State of [•]

My commission expires:

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

Leases

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit B

Wells

[See Attached]

EXHIBIT B TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit A-2-A

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
§ KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from REMORA OPERATING, LLC, a Texas limited liability company (“Assignor”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Assignor owns interests in and to certain oil and gas leases and wells as more specifically set forth herein; and

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

ARTICLE I

GRANT OF OVERRIDING ROYALTY INTEREST

SECTION 1.01 Assignment. NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and

CONVEY to Assignee and Assignee agrees to acquire an overriding royalty interest burdening the Leases and Wells equal to an undivided forty-five percent (45%) of Assignor’s Net Revenue Interest in and to the Leases and Wells (the “ORRI”), which ORRI shall be based on Assignor’s ownership in the Leases and Wells immediately prior to the conveyance hereunder. By way of example only, if immediately prior to this Assignment, Assignor held 100% of the working interest in and to an oil and gas lease from which a Lease was derived and such oil and gas lease covered 100% of the fee mineral interest in the lands covered by such oil and gas lease and Assignor had an 80% Net Revenue Interest in such oil and gas lease prior to the execution of this Assignment, then the amount of the ORRI (and the Net Revenue Interest attributable to such ORRI) assigned hereunder would be equal to 36% (on an 8/8ths basis), which is calculated as: 45.00% (the percentage of the ORRI burdening the Lease) multiplied by 80% (which represents the Net Revenue Interest on an 8/8ths basis that Assignor has in the Lease prior to giving effect to the conveyance hereunder. The references herein to the ORRI will be deemed a collective reference to all of the ORRIs in the Leases and Wells.

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE II

DEFINED TERMS; INTERPRETATION

SECTION 2.01 Definitions. As used herein, the following terms shall have the following meanings:

(a) “Net Revenue Interest” shall mean:

(i) with respect to any Well, Assignor’s interest (expressed as a percentage or a decimal) in and to the Hydrocarbons produced and saved or sold from or allocated to such Well from those formations in which such Well is currently producing or, with respect to a Well that is not currently producing, the last depth or formation from which it produced, in each case, after giving effect to all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments, carried interests, reversionary interests and other Production Burdens on, measured by or payable out of production from such Well which are held by Persons other than Assignor; and

(ii) with respect to any Lease, Assignor’s interest, or portion thereof, (expressed as a percentage or a decimal) in and to the Hydrocarbons produced and saved or sold from or allocated to such Lease at all depths covered by such Lease after giving effect to all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments, carried interests, reversionary interests and other Production Burdens on, measured by or payable out of production from such Lease which are held by Persons other than Assignor.

(b) “Leases” shall mean all of Assignor’s right, title and interest in and to the oil and gas leases, oil, gas, and mineral leases and subleases, carried interests, operating rights, and record title interests described on Exhibit A, and, without limiting the foregoing, all (i) rights, privileges, benefits and powers conferred upon the holder of such leases and interests with respect to the use and occupation of the lands covered thereby; (ii) royalties, overriding royalty interests,

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nonparticipating royalties, reversionary interests, carried interests, options, convertible interests, net profits interests, payments out of production, contractual rights to production, farmout rights, and other similar rights, properties and interests to Hydrocarbons produced or in place and any other interests in the lands described on Exhibit A; and (iii) tenements, hereditaments, and appurtenances belonging to such leases and such pooled areas or units and other rights (of whatever character, whether legal or equitable, vested or contingent, and whether or not the same are expired or terminated) in and to the Hydrocarbons in, on, under, and that may be produced from, the lands described on Exhibit A.

(c) “Wells” shall mean all of Assignor’s right, title and interest in and to any and all Hydrocarbon, water, CO2, or injection or disposal wells now or hereafter located on the Leases or on lands pooled, communitized, or unitized therewith, including the interests in the wells shown on Exhibit B, in each case, whether producing, non-producing, permanently or temporarily plugged and abandoned, and whether or not fully described on Exhibit B.

SECTION 2.02 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

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ARTICLE III

MATTERS RELATING TO THE ORRI

SECTION 3.01 Costs. Except as expressly provided in the remainder of this Section 3.01, the ORRI shall be considered a non-operating, non-expense bearing overriding royalty interest, free of all costs, risks and expenses of production, operations and delivery of Hydrocarbons. Further, except as expressly provided in the remainder of this Section 3.01, each such ORRI shall not bear any costs and expenses incurred by Assignor to gather and treat such Hydrocarbons, but shall bear (and the holder of the ORRI shall be responsible and liable for payment of) its proportionate share of ad valorem and production taxes (and similar taxes). Further, the ORRI shall bear (and the holder of the ORRI shall be responsible and liable for payment of) any and all post production costs after the tailgate of any natural gas treating plants (whether owned by Assignor or otherwise), including but not limited to, oil and gas differentials, fuel and compression, and firm and variable transportation charges.

SECTION 3.02 Lease Termination Rights. Assignor shall have the right without the joinder of Assignee to release, surrender and/or abandon its Leases, or any part thereof, or interest therein even though the effect of such release, surrender or abandonment will be to release, surrender or abandon the ORRI.

SECTION 3.03 Amendments; Renewals; Extensions. Assignor shall have the unrestricted right to renew, extend, modify, amend, or supplement the Leases with respect to any of the lands covered thereby without the consent of Assignee; provided, however, that the ORRI shall apply to all renewals, extensions, modifications, amendments, supplements and other similar arrangements (and/or interests therein) of the Leases, whether or not such renewals, extensions modifications, amendments, supplements or arrangements have heretofore been obtained, or are hereafter obtained, by Assignor and no renewal, extension, modification, amendment, or supplementation shall adversely affect any of Assignee’s rights hereunder, including, without limitation, the amount, computation, or method of payment of the ORRI. For purposes of this Section 3.03, any (a) oil, gas and/or other Hydrocarbon lease taken by Assignor or any controlled Affiliate of Assignor before the expiration of any Lease which covers the same interest (or any part thereof) covered by any Lease and which becomes effective or binding on such interest (or any part thereof) within one (1) year after expiration of such Lease and (b) oil, gas and/or other Hydrocarbon lease taken by Assignor or any controlled Affiliate of Assignor which covers the same interest (or any part thereof) which was covered by any Lease and which is executed and/or becomes binding on such interest (or any part thereof) within one (1) year after the expiration of such Lease, shall, in each case of the preceding clauses (a) and (b), be considered a renewal or extension of a Lease.

SECTION 3.04 Payments. Assignee shall be entitled to receive payment for all Hydrocarbons attributable to the ORRI directly from the purchasers thereof or from other parties obligated to make payment therefor. Assignor shall cause to be prepared and executed such division orders, transfer orders, or instructions in lieu thereof, as Assignee (or any third party) may reasonably request from time to time to cause payments to be made directly to Assignee. In the

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event that, for any reason, Assignee cannot (or does not) receive such payments directly, the same shall be collected by Assignor and shall constitute trust funds in Assignor’s hands and shall be paid over to Assignee in a reasonably prompt manner. Assignor shall keep full, true, and correct records of the Hydrocarbons produced from or attributable to the Leases each calendar month, and the revenues attributable to the ORRI. Such records may be inspected by Assignee or its authorized representatives and copies made thereof at all reasonable times. Assignee shall also have, upon request, access to review all reports, data and information relating to the Leases or to exploration, development, production and other operations conducted on the Leases, in each case, to the extent that Assignor has the authority to grant such access without breaching any obligation of confidentiality existing on the date hereof which is binding upon Assignor or any Affiliate of Assignor. Assignor shall, on or before the last day of each calendar month, send to Assignee a statement setting forth (a) the production from the Leases for the preceding calendar month and (b) such other data related to the ORRI and production of Hydrocarbons attributable to the Lease from which the ORRI is derived, in each case, as Assignee may reasonably request in such form as Assignee may reasonably request, to the extent that Assignor has the authority to disclose such data without breaching any obligation of confidentiality existing on the date hereof which is binding upon Assignor or any Affiliate of Assignor.

ARTICLE IV

SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 4.01 Special Warranty. Assignor warrants and forever defend Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 4.02 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 4.03 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 4.01 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE LEASES, WELLS OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE LEASES, WELLS OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE LEASES, WELLS OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING

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OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE LEASES, WELLS OR THE ORRI OR FUTURE REVENUES GENERATED BY THE LEASES, WELLS OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE LEASES, WELLS OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE LEASES, WELLS OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE LEASES, WELLS OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE V

MISCELLANEOUS

SECTION 5.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 5.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 5.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

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SECTION 5.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 5.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

Remora Operating, LLC

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

With a copy, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

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Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 5.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 5.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

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SECTION 5.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 5.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

SECTION 5.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 5.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

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SECTION 5.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 5.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 5.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:

REMORA OPERATING, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA OPERATING, LLC, a Texas limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires: ____________

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

Leases

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit B

Wells

[See Attached]

EXHIBIT B TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit A-2-B

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
§ KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from REMORA OPERATING, LLC, a Texas limited liability company (“Assignor”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Assignor owns interests in and to certain oil and gas leases and wells as more specifically set forth herein; and

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

ARTICLE I

GRANT OF OVERRIDING ROYALTY INTEREST

SECTION 1.01 Assignment. NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire

(a) an overriding royalty interest burdening the Leases INSOFAR AS AND ONLY INSOFAR AS such Leases cover, relate to, or are necessary to produce, sell and/or market Hydrocarbons produced from the wellbores of the Wells set forth on Exhibit B (such wellbores and such interest in the Leases, each a “Wellbore”) equal to an undivided forty-five percent (45%) of Assignor’s Net Revenue Interest in and to the Wellbores (the “Wellbore ORRI”); and

(b) an overriding royalty interest burdening the Leases, excluding the Wellbores, and all wells drilled and completed on the Leases after the Effective Time (the “Subsequent Wells”) equal to an undivided ten percent (10%) of Assignor’s Net Revenue Interest in and to the Leases, excluding the Wellbores, and the Subsequent Wells (the “Leasehold ORRI” and together with the Wellbore ORRI, the “ORRI”, which ORRI shall be based on Assignor’s ownership in the Leases and Wells immediately prior to the conveyance hereunder).

By way of example only, if prior to this Assignment, Assignor held 100% of the Working Interest in and to Lease (as herein defined) and such Lease covered 100% of the fee mineral interest in the lands covered by such Lease and Assignor had an 80% Net Revenue Interest in such Lease prior to the execution of this Assignment and such Lease had just one existing Well on it, then the amount of the Wellbore ORRI in that existing Wellbore (and the Net Revenue Interest attributable to such Wellbore ORRI) reserved hereunder would be equal to a 36.00% (on an 8/8ths basis). The Wellbore ORRI noted in the preceding sentence would be calculated as: 45.00% (the percentage of the Wellbore ORRI burdening the existing Wellbore) multiplied by 80% (which represents the Net Revenue Interest on an 8/8ths basis that the Assignor has in the Wellbore before giving effect to this Assignment). Further the Leasehold ORRI in and to such Lease would be equal to 8.0% (on an 8/8ths basis). The Leasehold ORRI noted in the preceding sentence would burden the Lease (but excluding the wellbore of the existing Wellbore attributable thereto) and would be calculated as: 10.00% (the percentage of the Leasehold ORRI burdening the Lease) multiplied by 80.00% (which represents the Net Revenue Interest on an 8/8ths basis that the Assignor has in the Lease before giving effect to this Assignment). The references herein to the ORRI will be deemed a collective reference to all of the ORRIs in the Leases, Wellbores.

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE II

DEFINED TERMS; INTERPRETATION

SECTION 2.01 Definitions. As used herein, the following terms shall have the following meanings:

(a) “Net Revenue Interest” shall mean:

(i) with respect to any Well, Assignor’s interest (expressed as a percentage or a decimal) in and to the Hydrocarbons produced and saved or sold from or allocated to such Well from those formations in which such Well is currently producing or, with respect to a Well that is not currently producing, the last depth or formation from which it produced, in each case, after

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giving effect to all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments, carried interests, reversionary interests and other Production Burdens on, measured by or payable out of production from such Well which are held by Persons other than Assignor; and

(ii) with respect to any Lease, Assignor’s interest, or portion thereof, (expressed as a percentage or a decimal) in and to the Hydrocarbons produced and saved or sold from or allocated to such Lease at all depths covered by such Lease after giving effect to all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments, carried interests, reversionary interests and other Production Burdens on, measured by or payable out of production from such Lease which are held by Persons other than Assignor.

(b) “Leases” shall mean all of Assignor’s right, title and interest in and to the oil and gas leases, oil, gas, and mineral leases and subleases, carried interests, operating rights, and record title interests described on Exhibit A, and, without limiting the foregoing, all (i) rights, privileges, benefits and powers conferred upon the holder of such leases and interests with respect to the use and occupation of the lands covered thereby; (ii) royalties, overriding royalty interests, nonparticipating royalties, reversionary interests, carried interests, options, convertible interests, net profits interests, payments out of production, contractual rights to production, farmout rights, and other similar rights, properties and interests to Hydrocarbons produced or in place and any other interests in the lands described on Exhibit A; and (iii) tenements, hereditaments, and appurtenances belonging to such leases and such pooled areas or units and other rights (of whatever character, whether legal or equitable, vested or contingent, and whether or not the same are expired or terminated) in and to the Hydrocarbons in, on, under, and that may be produced from, the lands described on Exhibit A.

(c) “Wells” shall mean all of Assignor’s right, title and interest in and to any and all Hydrocarbon, water, CO2, or injection or disposal wells now or hereafter located on the Leases or on lands pooled, communitized, or unitized therewith, including the interests in the wells shown on Exhibit B, in each case, whether producing, non-producing, permanently or temporarily plugged and abandoned, and whether or not fully described on Exhibit B.

SECTION 2.02 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

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(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

ARTICLE III

MATTERS RELATING TO THE ORRI

SECTION 3.01 Costs. Except as expressly provided in the remainder of this Section 3.01, the ORRI shall be considered a non-operating, non-expense bearing overriding royalty interest, free of all costs, risks and expenses of production, operations and delivery of Hydrocarbons. Further, except as expressly provided in the remainder of this Section 3.01, each such ORRI shall not bear any costs and expenses incurred by Assignor to gather and treat such Hydrocarbons, but shall bear (and the holder of the ORRI shall be responsible and liable for payment of) its proportionate share of ad valorem and production taxes (and similar taxes). Further, the ORRI shall bear (and the holder of the ORRI shall be responsible and liable for payment of) any and all post production costs after the tailgate of any natural gas treating plants (whether owned by Assignor or otherwise), including but not limited to, oil and gas differentials, fuel and compression, and firm and variable transportation charges.

SECTION 3.02 Lease Termination Rights. Assignor shall have the right without the joinder of Assignee to release, surrender and/or abandon its Leases, or any part thereof, or interest therein even though the effect of such release, surrender or abandonment will be to release, surrender or abandon the ORRI.

SECTION 3.03 Amendments; Renewals; Extensions. Assignor shall have the unrestricted right to renew, extend, modify, amend, or supplement the Leases with respect to any of the lands covered thereby without the consent of Assignee; provided, however, that the ORRI shall apply to all renewals, extensions, modifications, amendments, supplements and other similar arrangements (and/or interests therein) of the Leases, whether or not such renewals, extensions modifications, amendments, supplements or arrangements have heretofore been obtained, or are hereafter obtained, by Assignor and no renewal, extension, modification, amendment, or

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supplementation shall adversely affect any of Assignee’s rights hereunder, including, without limitation, the amount, computation, or method of payment of the ORRI. For purposes of this Section 3.03, any (a) oil, gas and/or other Hydrocarbon lease taken by Assignor or any controlled Affiliate of Assignor before the expiration of any Lease which covers the same interest (or any part thereof) covered by any Lease and which becomes effective or binding on such interest (or any part thereof) within one (1) year after expiration of such Lease and (b) oil, gas and/or other Hydrocarbon lease taken by Assignor or any controlled Affiliate of Assignor which covers the same interest (or any part thereof) which was covered by any Lease and which is executed and/or becomes binding on such interest (or any part thereof) within one (1) year after the expiration of such Lease, shall, in each case of the preceding clauses (a) and (b), be considered a renewal or extension of a Lease.

SECTION 3.04 Payments. Assignee shall be entitled to receive payment for all Hydrocarbons attributable to the ORRI directly from the purchasers thereof or from other parties obligated to make payment therefor. Assignor shall cause to be prepared and executed such division orders, transfer orders, or instructions in lieu thereof, as Assignee (or any third party) may reasonably request from time to time to cause payments to be made directly to Assignee. In the event that, for any reason, Assignee cannot (or does not) receive such payments directly, the same shall be collected by Assignor and shall constitute trust funds in Assignor’s hands and shall be paid over to Assignee in a reasonably prompt manner. Assignor shall keep full, true, and correct records of the Hydrocarbons produced from or attributable to the Leases each calendar month, and the revenues attributable to the ORRI. Such records may be inspected by Assignee or its authorized representatives and copies made thereof at all reasonable times. Assignee shall also have, upon request, access to review all reports, data and information relating to the Leases or to exploration, development, production and other operations conducted on the Leases, in each case, to the extent that Assignor has the authority to grant such access without breaching any obligation of confidentiality existing on the date hereof which is binding upon Assignor or any Affiliate of Assignor. Assignor shall, on or before the last day of each calendar month, send to Assignee a statement setting forth (a) the production from the Leases for the preceding calendar month and (b) such other data related to the ORRI and production of Hydrocarbons attributable to the Lease from which the ORRI is derived, in each case, as Assignee may reasonably request in such form as Assignee may reasonably request, to the extent that Assignor has the authority to disclose such data without breaching any obligation of confidentiality existing on the date hereof which is binding upon Assignor or any Affiliate of Assignor.

ARTICLE IV

SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 4.01 Special Warranty. Assignor warrants and forever defend Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 4.02 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding

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sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 4.03 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 4.01 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE LEASES, WELLS OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE LEASES, WELLS OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE LEASES, WELLS OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE LEASES, WELLS OR THE ORRI OR FUTURE REVENUES GENERATED BY THE LEASES, WELLS OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE LEASES, WELLS OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE LEASES, WELLS OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE LEASES, WELLS OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

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ARTICLE V

MISCELLANEOUS

SECTION 5.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 5.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 5.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 5.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 5.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

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with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

Remora Petroleum, L.P.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

With a copy, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 5.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND

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SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 5.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 5.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 5.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

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SECTION 5.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 5.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 5.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 5.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 5.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:

REMORA OPERATING, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the              day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA OPERATING, LLC, a Texas limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires:

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:

Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

Leases

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit B

Wells

[See Attached]

EXHIBIT B TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit A-3

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from REMORA OPERATING CA, LLC, a Texas limited liability company (“Assignor”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Assignor owns interests in and to certain oil and gas leases and wells as more specifically set forth herein; and

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

ARTICLE I

GRANT OF OVERRIDING ROYALTY INTEREST

SECTION 1.01 Assignment. NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and

CONVEY to Assignee and Assignee agrees to acquire an overriding royalty interest burdening the Leases and Wells equal to an undivided forty-five percent (45%) of Assignor’s Net Revenue Interest in and to the Leases and Wells (the “ORRI”), which ORRI shall be based on Assignor’s ownership in the Leases and Wells immediately prior to the conveyance hereunder. By way of example only, if immediately prior to this Assignment, Assignor held 100% of the working interest in and to an oil and gas lease from which a Lease was derived and such oil and gas lease covered 100% of the fee mineral interest in the lands covered by such oil and gas lease and Assignor had an 80% Net Revenue Interest in such oil and gas lease prior to the execution of this Assignment, then the amount of the ORRI (and the Net Revenue Interest attributable to such ORRI) assigned hereunder would be equal to 36% (on an 8/8ths basis), which is calculated as: 45.00% (the percentage of the ORRI burdening the Lease) multiplied by 80% (which represents the Net Revenue Interest on an 8/8ths basis that Assignor has in the Lease prior to giving effect to the conveyance hereunder. The references herein to the ORRI will be deemed a collective reference to all of the ORRIs in the Leases and Wells.

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE II

DEFINED TERMS; INTERPRETATION

SECTION 2.01 Definitions. As used herein, the following terms shall have the following meanings:

(a) “Net Revenue Interest” shall mean:

(i) with respect to any Well, Assignor’s interest (expressed as a percentage or a decimal) in and to the Hydrocarbons produced and saved or sold from or allocated to such Well from those formations in which such Well is currently producing or, with respect to a Well that is not currently producing, the last depth or formation from which it produced, in each case, after giving effect to all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments, carried interests, reversionary interests and other Production Burdens on, measured by or payable out of production from such Well which are held by Persons other than Assignor; and

(ii) with respect to any Lease, Assignor’s interest, or portion thereof, (expressed as a percentage or a decimal) in and to the Hydrocarbons produced and saved or sold from or allocated to such Lease at all depths covered by such Lease after giving effect to all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments, carried interests, reversionary interests and other Production Burdens on, measured by or payable out of production from such Lease which are held by Persons other than Assignor.

(b) “Leases” shall mean all of Assignor’s right, title and interest in and to the oil and gas leases, oil, gas, and mineral leases and subleases, carried interests, operating rights, and record title interests described on Exhibit A, and, without limiting the foregoing, all (i) rights, privileges, benefits and powers conferred upon the holder of such leases and interests with respect to the use and occupation of the lands covered thereby; (ii) royalties, overriding royalty interests,

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nonparticipating royalties, reversionary interests, carried interests, options, convertible interests, net profits interests, payments out of production, contractual rights to production, farmout rights, and other similar rights, properties and interests to Hydrocarbons produced or in place and any other interests in the lands described on Exhibit A; and (iii) tenements, hereditaments, and appurtenances belonging to such leases and such pooled areas or units and other rights (of whatever character, whether legal or equitable, vested or contingent, and whether or not the same are expired or terminated) in and to the Hydrocarbons in, on, under, and that may be produced from, the lands described on Exhibit A.

(c) “Wells” shall mean all of Assignor’s right, title and interest in and to any and all Hydrocarbon, water, CO2, or injection or disposal wells now or hereafter located on the Leases or on lands pooled, communitized, or unitized therewith, including the interests in the wells shown on Exhibit B, in each case, whether producing, non-producing, permanently or temporarily plugged and abandoned, and whether or not fully described on Exhibit B.

SECTION 2.02 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

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ARTICLE III

MATTERS RELATING TO THE ORRI

SECTION 3.01 Costs. Except as expressly provided in the remainder of this Section 3.01, the ORRI shall be considered a non-operating, non-expense bearing overriding royalty interest, free of all costs, risks and expenses of production, operations and delivery of Hydrocarbons. Further, except as expressly provided in the remainder of this Section 3.01, each such ORRI shall not bear any costs and expenses incurred by Assignor to gather and treat such Hydrocarbons, but shall bear (and the holder of the ORRI shall be responsible and liable for payment of) its proportionate share of ad valorem and production taxes (and similar taxes). Further, the ORRI shall bear (and the holder of the ORRI shall be responsible and liable for payment of) any and all post production costs after the tailgate of any natural gas treating plants (whether owned by Assignor or otherwise), including but not limited to, oil and gas differentials, fuel and compression, and firm and variable transportation charges.

SECTION 3.02 Lease Termination Rights. Assignor shall have the right without the joinder of Assignee to release, surrender and/or abandon its Leases, or any part thereof, or interest therein even though the effect of such release, surrender or abandonment will be to release, surrender or abandon the ORRI.

SECTION 3.03 Amendments; Renewals; Extensions. Assignor shall have the unrestricted right to renew, extend, modify, amend, or supplement the Leases with respect to any of the lands covered thereby without the consent of Assignee; provided, however, that the ORRI shall apply to all renewals, extensions, modifications, amendments, supplements and other similar arrangements (and/or interests therein) of the Leases, whether or not such renewals, extensions modifications, amendments, supplements or arrangements have heretofore been obtained, or are hereafter obtained, by Assignor and no renewal, extension, modification, amendment, or supplementation shall adversely affect any of Assignee’s rights hereunder, including, without limitation, the amount, computation, or method of payment of the ORRI. For purposes of this Section 3.03, any (a) oil, gas and/or other Hydrocarbon lease taken by Assignor or any controlled Affiliate of Assignor before the expiration of any Lease which covers the same interest (or any part thereof) covered by any Lease and which becomes effective or binding on such interest (or any part thereof) within one (1) year after expiration of such Lease and (b) oil, gas and/or other Hydrocarbon lease taken by Assignor or any controlled Affiliate of Assignor which covers the same interest (or any part thereof) which was covered by any Lease and which is executed and/or becomes binding on such interest (or any part thereof) within one (1) year after the expiration of such Lease, shall, in each case of the preceding clauses (a) and (b), be considered a renewal or extension of a Lease.

SECTION 3.04 Payments. Assignee shall be entitled to receive payment for all Hydrocarbons attributable to the ORRI directly from the purchasers thereof or from other parties obligated to make payment therefor. Assignor shall cause to be prepared and executed such division orders, transfer orders, or instructions in lieu thereof, as Assignee (or any third party) may reasonably request from time to time to cause payments to be made directly to Assignee. In the

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event that, for any reason, Assignee cannot (or does not) receive such payments directly, the same shall be collected by Assignor and shall constitute trust funds in Assignor’s hands and shall be paid over to Assignee in a reasonably prompt manner. Assignor shall keep full, true, and correct records of the Hydrocarbons produced from or attributable to the Leases each calendar month, and the revenues attributable to the ORRI. Such records may be inspected by Assignee or its authorized representatives and copies made thereof at all reasonable times. Assignee shall also have, upon request, access to review all reports, data and information relating to the Leases or to exploration, development, production and other operations conducted on the Leases, in each case, to the extent that Assignor has the authority to grant such access without breaching any obligation of confidentiality existing on the date hereof which is binding upon Assignor or any Affiliate of Assignor. Assignor shall, on or before the last day of each calendar month, send to Assignee a statement setting forth (a) the production from the Leases for the preceding calendar month and (b) such other data related to the ORRI and production of Hydrocarbons attributable to the Lease from which the ORRI is derived, in each case, as Assignee may reasonably request in such form as Assignee may reasonably request, to the extent that Assignor has the authority to disclose such data without breaching any obligation of confidentiality existing on the date hereof which is binding upon Assignor or any Affiliate of Assignor.

ARTICLE IV

SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 4.01 Special Warranty. Assignor warrants and forever defend Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 4.02 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 4.03 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 4.01 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE LEASES, WELLS OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE LEASES, WELLS OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE LEASES, WELLS OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING

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OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE LEASES, WELLS OR THE ORRI OR FUTURE REVENUES GENERATED BY THE LEASES, WELLS OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE LEASES, WELLS OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE LEASES, WELLS OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE LEASES, WELLS OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE V

MISCELLANEOUS

SECTION 5.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 5.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 5.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

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SECTION 5.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 5.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

Remora Operating CA, LLC

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

With a copy, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

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Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 5.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 5.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

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SECTION 5.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 5.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

SECTION 5.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 5.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

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SECTION 5.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 5.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 5.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:

REMORA OPERATING CA, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA OPERATING CA, LLC, a Texas limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires:

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

Leases

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit B

Wells

[See Attached]

EXHIBIT B TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit B-1

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from VENDERA RESOURCES, LP, a Delaware limited partnership (“Assignor”), whose address is 2602 McKinney Avenue, Suite 200, Dallas, Texas 75204, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire the overriding royalty interests described and reserved under the terms of the instruments described in Exhibit A (such overriding royalty interests, collectively, the “ORRI” and such instruments described in Exhibit A, collectively the “Underlying Assignment”).

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

SECTION 1.02 Special Warranty. Assignor warrants and forever defends:

(a) Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens; and

(b) title to an interest in and to the Oil and Gas Properties from which the ORRI was reserved, created or derived that, prior to the reservation of the ORRI in the Underlying Assignment, was sufficient to allow Assignor to reserve the ORRI under the Underlying Assignment in an amount that results in Assignor having Defensible Title to the ORRI in each

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case, free and clear of all liens and encumbrances other than Permitted Encumbrances (with such term Permitted Encumbrances having the meaning given to such term in the Underlying Assignment and applied mutatis mutandis as if the applicable Oil and Gas Property in question were a Lease (as such term is defined in the Underlying Assignment) and ignoring components of the definition of such term which refer to a specific quantum of interest that is defined in reference to any Exhibit noted in such definition), in each case of (a) and (b), unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE ORRI OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL

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AND GAS PROPERTIES OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI IS BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

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If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

Vendera Resources, LP

2602 McKinney Avenue, Suite 200

Dallas, Texas 75204

Attention: A. Wood Brookshire

Email: abrookshire@venderaresources.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of

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Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

6

SECTION 2.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 2.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 2.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

7

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:[1]

VENDERA RESOURCES, LP

By: Vendera Management, LLC its general partner

By:
Name:	A. Wood Brookshire
Title:	Chief Executive Officer

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of ________________, 2018 by A. Wood Brookshire, Chief Executive Officer of Vendera Management, LLC, the general partner of Vendera Resources, LP, a Delaware limited partnership, on behalf of said limited partnership

Notary Public in and for The State of [•]

My commission expires:

[1]

Note to Draft: Local counsel to confirm requirements for recordation in local jurisdictions, including appropriate form(s) of acknowledgement, jurats, requirements for witness signature blocks (if any), etc.

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

[Attach Applicable WI Conveyance with ORRI Reservation.]

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit B-2

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from VENDERA MANAGEMENT III, LLC, a Delaware limited liability company (“Assignor”), whose address is 2602 McKinney Avenue, Suite 200, Dallas, Texas 75204, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire the overriding royalty interests described and reserved under the terms of the instruments described in Exhibit A (such overriding royalty interests, collectively, the “ORRI” and such instruments described in Exhibit A, collectively the “Underlying Assignment”).

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

SECTION 1.02 Special Warranty. Assignor warrants and forever defends:

(a) Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens; and

(b) title to an interest in and to the Oil and Gas Properties from which the ORRI was reserved, created or derived that, prior to the reservation of the ORRI in the Underlying Assignment, was sufficient to allow Assignor to reserve the ORRI under the Underlying Assignment in an amount that results in Assignor having Defensible Title to the ORRI in each

2

case, free and clear of all liens and encumbrances other than Permitted Encumbrances (with such term Permitted Encumbrances having the meaning given to such term in the Underlying Assignment and applied mutatis mutandis as if the applicable Oil and Gas Property in question were a Lease (as such term is defined in the Underlying Assignment) and ignoring components of the definition of such term which refer to a specific quantum of interest that is defined in reference to any Exhibit noted in such definition), in each case of (a) and (b), unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE ORRI OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL

3

AND GAS PROPERTIES OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI IS BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

4

If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

Vendera Management III, LLC

2602 McKinney Avenue, Suite 200

Dallas, Texas 75204

Attention: A. Wood Brookshire

Email: abrookshire@venderaresources.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of

5

Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

6

SECTION 2.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 2.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 2.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

7

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:[1]

VENDERA MANAGEMENT III, LLC

By:

Name:	A. Wood Brookshire
Title:	Chief Executive Officer

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of ________________, 2018 by A. Wood Brookshire, Chief Executive Officer of Vendera Management III, LLC, a Delaware limited liability company, on behalf of said limited liability company

Notary Public in and for The State of [•]

My commission expires:

[1]

Note to Draft: Local counsel to confirm requirements for recordation in local jurisdictions, including appropriate form(s) of acknowledgement, jurats, requirements for witness signature blocks (if any), etc.

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By:	Remora Petroleum, L.P., its sole member
By:	Remora Petroleum GP, LLC, its general partner

By:

Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

[Attach Applicable WI Conveyance with ORRI Reservation.]

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit B-3

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from VENDERA RESOURCES TXLA, LLC, a Texas limited liability company (“Assignor”), whose address is 2602 McKinney Avenue, Suite 200, Dallas, Texas 75204, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire the overriding royalty interests described and reserved under the terms of the instruments described in Exhibit A (such overriding royalty interests, collectively, the “ORRI” and such instruments described in Exhibit A, collectively the “Underlying Assignment”).

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

SECTION 1.02 Special Warranty. Assignor warrants and forever defends:

(a) Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens; and

(b) title to an interest in and to the Oil and Gas Properties from which the ORRI was reserved, created or derived that, prior to the reservation of the ORRI in the Underlying Assignment, was sufficient to allow Assignor to reserve the ORRI under the Underlying Assignment in an amount that results in Assignor having Defensible Title to the ORRI in each

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case, free and clear of all liens and encumbrances other than Permitted Encumbrances (with such term Permitted Encumbrances having the meaning given to such term in the Underlying Assignment and applied mutatis mutandis as if the applicable Oil and Gas Property in question were a Lease (as such term is defined in the Underlying Assignment) and ignoring components of the definition of such term which refer to a specific quantum of interest that is defined in reference to any Exhibit noted in such definition), in each case of (a) and (b), unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE ORRI OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL

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AND GAS PROPERTIES OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI IS BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

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If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

Vendera Resources TXLA, LLC

2602 McKinney Avenue, Suite 200

Dallas, Texas 75204

Attention: A. Wood Brookshire

Email: abrookshire@venderaresources.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of

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Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

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SECTION 2.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 2.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 2.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:[1]

VENDERA RESOURCES TXLA, LLC

By:

Name:	A. Wood Brookshire
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of ________________, 2018 by A. Wood Brookshire, Manager of Vendera Resources TXLA, LLC, a Texas limited liability company, on behalf of said limited liability company

Notary Public in and for The State of [•]

My commission expires:

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Note to Draft: Local counsel to confirm requirements for recordation in local jurisdictions, including appropriate form(s) of acknowledgement, jurats, requirements for witness signature blocks (if any), etc.

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By:	Remora Petroleum, L.P., its sole member

By:	Remora Petroleum GP, LLC, its general partner

By:

Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

[Attach Applicable WI Conveyance with ORRI Reservation.]

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit B-4

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
§ KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from VENDERA RESOURCES III, LP, a Delaware limited partnership (“Assignor”), whose address is 2602 McKinney Avenue, Suite 200, Dallas, Texas 75204, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire the overriding royalty interests described and reserved under the terms of the instruments described in Exhibit A (such overriding royalty interests, collectively, the “ORRI” and such instruments described in Exhibit A, collectively the “Underlying Assignment”).

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

SECTION 1.02 Special Warranty. Assignor warrants and forever defends:

(a) Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens; and

(b) title to an interest in and to the Oil and Gas Properties from which the ORRI was reserved, created or derived that, prior to the reservation of the ORRI in the Underlying Assignment, was sufficient to allow Assignor to reserve the ORRI under the Underlying Assignment in an amount that results in Assignor having Defensible Title to the ORRI in each

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case, free and clear of all liens and encumbrances other than Permitted Encumbrances (with such term Permitted Encumbrances having the meaning given to such term in the Underlying Assignment and applied mutatis mutandis as if the applicable Oil and Gas Property in question were a Lease (as such term is defined in the Underlying Assignment) and ignoring components of the definition of such term which refer to a specific quantum of interest that is defined in reference to any Exhibit noted in such definition), in each case of (a) and (b), unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE ORRI OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL

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AND GAS PROPERTIES OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI IS BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

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If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

Vendera Resources III, LP

2602 McKinney Avenue, Suite 200

Dallas, Texas 75204

Attention: A. Wood Brookshire

Email: abrookshire@venderaresources.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of

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Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

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SECTION 2.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 2.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 2.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

7

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:[1]

VENDERA RESOURCES III, LP

By: Vendera Management III, LLC its general partner

By:
Name:	A. Wood Brookshire
Title:	Chief Executive Officer

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the ______ day of __________________, 2018 by A. Wood Brookshire, Chief Executive Officer of Vendera Management III, LLC, the general partner of Vendera Resources III, LP, on behalf of said limited partnership.

Notary Public in and for The State of [•]

My commission expires: __________________

[1]

Note to Draft: Local counsel to confirm requirements for recordation in local jurisdictions, including appropriate form(s) of acknowledgement, jurats, requirements for witness signature blocks (if any), etc.

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:

Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires: ____________

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

[Attach Applicable WI Conveyance with ORRI Reservation.]

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit B-5

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
§ KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from VENDERA RESOURCES II, LLC, a Delaware limited liability company (“Assignor”), whose address is 2602 McKinney Avenue, Suite 200, Dallas, Texas 75204, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire the overriding royalty interests described and reserved under the terms of the instruments described in Exhibit A (such overriding royalty interests, collectively, the “ORRI” and such instruments described in Exhibit A, collectively the “Underlying Assignment”).

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

SECTION 1.02 Special Warranty. Assignor warrants and forever defends:

(a) Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens; and

(b) title to an interest in and to the Oil and Gas Properties from which the ORRI was reserved, created or derived that, prior to the reservation of the ORRI in the Underlying Assignment, was sufficient to allow Assignor to reserve the ORRI under the Underlying Assignment in an amount that results in Assignor having Defensible Title to the ORRI in each

2

case, free and clear of all liens and encumbrances other than Permitted Encumbrances (with such term Permitted Encumbrances having the meaning given to such term in the Underlying Assignment and applied mutatis mutandis as if the applicable Oil and Gas Property in question were a Lease (as such term is defined in the Underlying Assignment) and ignoring components of the definition of such term which refer to a specific quantum of interest that is defined in reference to any Exhibit noted in such definition), in each case of (a) and (b), unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE ORRI OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL

3

AND GAS PROPERTIES OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI IS BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

4

If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

Vendera Resources II, LLC

2602 McKinney Avenue, Suite 200

Dallas, Texas 75204

Attention: A. Wood Brookshire

Email: abrookshire@venderaresources.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of

5

Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

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SECTION 2.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 2.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 2.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

7

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:[1]

VENDERA RESOURCES II, LLC

By:
Name:	A. Wood Brookshire
Title:	Chief Executive Officer

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of ________________, 2018 by A. Wood Brookshire, Chief Executive Officer of Vendera Resources II, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires: ____________

[1]

Note to Draft: Local counsel to confirm requirements for recordation in local jurisdictions, including appropriate form(s) of acknowledgement, jurats, requirements for witness signature blocks (if any), etc.

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:

Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires: ____________

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

[Attach Applicable WI Conveyance with ORRI Reservation.]

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit B-6

FORM OF

ASSIGNMENT OF CONTRACTUAL PAYMENT OBLIGATION

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from VENDERA RESOURCES III, LP, a Delaware limited partnership (“Assignor”), whose address is 2602 McKinney Avenue, Suite 200, Dallas, Texas 75204,, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire all right, title and interest of Assignor in and to the “CPO” as such term is defined in the applicable instruments described in Exhibit A (such right, title and interest, collectively, the “CPO” and such instruments described in Exhibit A, collectively the “Underlying Assignment”).

TO HAVE AND TO HOLD the Assignor’s right, title and interest in and to the CPO unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

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SECTION 1.02 Special Warranty. Assignor warrants and forever defends:

(a) Defensible Title to the CPO free and clear of all liens and encumbrances other than Permitted Liens; and

(b) title to an interest in and to the Oil and Gas Properties from which the CPO was created or derived that, prior to the creation of the CPO in the Underlying Assignment, was sufficient to allow Assignor to reserve the CPO under the Underlying Assignment in an amount that results in Assignor having Defensible Title to the CPO in each case, free and clear of all liens and encumbrances other than Permitted Encumbrances (with such term Permitted Encumbrances having the meaning given to such term in the Underlying Assignment and applied mutatis mutandis as if the applicable Oil and Gas Property in question were a Lease (as such term is defined in the Underlying Assignment) and ignoring components of the definition of such term which refer to a specific quantum of interest that is defined in reference to any Exhibit noted in such definition), in each case of (a) and (b), unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the CPO. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the CPO.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE CPO, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE CPO, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE CPO, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE CPO OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE CPO, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE CPO, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE CPO, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS

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ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL AND GAS PROPERTIES OR THE CPO, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE CPO IS BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the CPO have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the Assignor’s right, title and interest in and to the CPO herein made and shall not constitute any additional assignment of the Assignor’s right, title and interest in and to the CPO, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

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SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

Vendera Resources III, LP

2602 McKinney Avenue, Suite 200

Dallas, Texas 75204

Attention: A. Wood Brookshire

Email: abrookshire@venderaresources.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the Oil and Gas Properties from which the CPO was created, which shall be governed by the Laws of the applicable state in which the Oil and Gas Properties from which the CPO was created are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and

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address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the Assignor’s right, title and interest in and to the CPO (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

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SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

SECTION 2.10 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.11 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the Assignor’s right, title and interest in and to the CPO assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.12 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 2.13 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:

VENDERA RESOURCES III, LP

By: Vendera Management III, LLC its general partner

By:
Name:	A. Wood Brookshire
Title:	Chief Executive Officer

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the                  day of                         , 2018 by A. Wood Brookshire, Chief Executive Officer of Vendera Management III, LLC, the general partner of Vendera Resources III, LP, on behalf of said limited partnership.

Notary Public in and for
The State of [•]

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF CONTRACTUAL PAYMENT OBLIGATION

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the              day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF CONTRACTUAL PAYMENT OBLIGATION

Exhibit A

[Attach Applicable WI Conveyance with CPO.]

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF CONTRACTUAL PAYMENT OBLIGATION

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit B-7

FORM OF

ASSIGNMENT OF CONTRACTUAL PAYMENT OBLIGATION

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
§ KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from VENDERA MANAGEMENT III, LLC, a Delaware limited liability company (“Assignor”), whose address is 2602 McKinney Avenue, Suite 200, Dallas, Texas 75204, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire all right, title and interest of Assignor in and to the “CPO” as such term is defined in the applicable instruments described in Exhibit A (such right, title and interest, collectively, the “CPO” and such instruments described in Exhibit A, collectively the “Underlying Assignment”).

TO HAVE AND TO HOLD the Assignor’s right, title and interest in and to the CPO unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

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SECTION 1.02 Special Warranty. Assignor warrants and forever defends:

(a) Defensible Title to the CPO free and clear of all liens and encumbrances other than Permitted Liens; and

(b) title to an interest in and to the Oil and Gas Properties from which the CPO was created or derived that, prior to the creation of the CPO in the Underlying Assignment, was sufficient to allow Assignor to reserve the CPO under the Underlying Assignment in an amount that results in Assignor having Defensible Title to the CPO in each case, free and clear of all liens and encumbrances other than Permitted Encumbrances (with such term Permitted Encumbrances having the meaning given to such term in the Underlying Assignment and applied mutatis mutandis as if the applicable Oil and Gas Property in question were a Lease (as such term is defined in the Underlying Assignment) and ignoring components of the definition of such term which refer to a specific quantum of interest that is defined in reference to any Exhibit noted in such definition), in each case of (a) and (b), unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the CPO. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the CPO.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE CPO, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE CPO, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE CPO, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE CPO OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE CPO, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE CPO, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE CPO, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS

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ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL AND GAS PROPERTIES OR THE CPO, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE CPO IS BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the CPO have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the Assignor’s right, title and interest in and to the CPO herein made and shall not constitute any additional assignment of the Assignor’s right, title and interest in and to the CPO, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

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SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

Vendera Management III, LLC

2602 McKinney Avenue, Suite 200

Dallas, Texas 75204

Attention: A. Wood Brookshire

Email: abrookshire@venderaresources.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the Oil and Gas Properties from which the CPO was created, which shall be governed by the Laws of the applicable state in which the Oil and Gas Properties from which the CPO was created are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and

5

address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the Assignor’s right, title and interest in and to the CPO (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

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SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

SECTION 2.10 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.11 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the Assignor’s right, title and interest in and to the CPO assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.12 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 2.13 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR: [1]

VENDERA MANAGEMENT III, LLC

By:
Name:	A. Wood Brookshire
Title:	Chief Executive Officer

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the              day of                     , 2018 by A. Wood Brookshire, Chief Executive Officer of Vendera Management III, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires:

[1]

Note to Draft: Local counsel to confirm requirements for recordation in local jurisdictions, including appropriate form(s) of acknowledgement, jurats, requirements for witness signature blocks (if any), etc.

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the              day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF CONTRACTUAL PAYMENT OBLIGATION

Exhibit A

[Attach Applicable WI Conveyance with CPO.]

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF CONTRACTUAL PAYMENT OBLIGATION

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit C-1

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from AVAD UTAH, LLC, a Delaware limited liability company (“Assignor”), whose address is 500 N. Akard Street, STE 2860, Dallas, Texas 75201, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire the overriding royalty interests described and reserved under the terms of the instruments described in Exhibit A (such overriding royalty interests, collectively, the “ORRI” and such instruments described in Exhibit A, collectively the “Underlying Assignment”).

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

SECTION 1.02 Special Warranty. Assignor warrants and forever defends:

(a) Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens; and

(b) title to an interest in and to the Oil and Gas Properties from which the ORRI was reserved, created or derived that, prior to the reservation of the ORRI in the Underlying Assignment, was sufficient to allow Assignor to reserve the ORRI under the Underlying Assignment in an amount that results in Assignor having Defensible Title to the ORRI in each

2

case, free and clear of all liens and encumbrances other than Permitted Encumbrances (with such term Permitted Encumbrances having the meaning given to such term in the Underlying Assignment and applied mutatis mutandis as if the applicable Oil and Gas Property in question were a Lease (as such term is defined in the Underlying Assignment) and ignoring components of the definition of such term which refer to a specific quantum of interest that is defined in reference to any Exhibit noted in such definition), in each case of (a) and (b), unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE ORRI OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL

3

AND GAS PROPERTIES OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI IS BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

4

If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

AVAD Utah, LLC

500 N. Akard Street, STE 2860

Dallas, Texas 75201

Attention: John N. Davis

Email: john@avadenergy.com

With a copy, which shall not constitute notice, to each party listed below:

BRACEWELL LLP

711 Louisiana Street STE 2300

Houston, Texas 77002

Attention: Austin Lee

Email: Austin.Lee@bracewell.com

PEARL ENERGY INVESTMENTS

2100 McKinney Ave., Suite 1675

Dallas, Texas 75201

Attention: David Levinson

Email: dlevinson@pearl-energy.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the

5

interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without

6

rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

SECTION 2.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 2.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

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SECTION 2.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

8

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:[1]

AVAD UTAH, LLC

By:	AVAD Energy Partners, LLC, its sole member

By:
Name: John N. Davis
Title: President

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the              day of                         , 2018 by John N. Davis, President of AVAD Energy Partners, LLC, the sole member of AVAD Utah, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires:

[1]

Note to Draft: Local counsel to confirm requirements for recordation in local jurisdictions, including appropriate form(s) of acknowledgement, jurats, requirements for witness signature blocks (if any), etc.

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By:	Remora Petroleum, L.P., its sole member

By:	Remora Petroleum GP, LLC, its general partner

By:
Name: George B. Peyton V
Title: Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the              day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

[Attach Applicable WI Conveyance with ORRI Reservation.]

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit C-2

FORM OF

ASSIGNMENT OF CONTRACTUAL PAYMENT OBLIGATION

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from AVAD UTAH, LLC, a Delaware limited liability company (“Assignor”), whose address is 500 N. Akard Street, STE 2860, Dallas, Texas 75201, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire all right, title and interest of Assignor in and to the “CPO” as such term is defined in the applicable instruments described in Exhibit A (such right, title and interest, collectively, the “CPO” and such instruments described in Exhibit A, collectively the “Underlying Assignment”).

TO HAVE AND TO HOLD the Assignor’s right, title and interest in and to the CPO unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

SECTION 1.02 Special Warranty. Assignor warrants and forever defends:

(a) Defensible Title to the CPO free and clear of all liens and encumbrances other than Permitted Liens; and

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(b) title to an interest in and to the Oil and Gas Properties from which the CPO was created or derived that, prior to the creation of the CPO in the Underlying Assignment, was sufficient to allow Assignor to reserve the CPO under the Underlying Assignment in an amount that results in Assignor having Defensible Title to the CPO in each case, free and clear of all liens and encumbrances other than Permitted Encumbrances (with such term Permitted Encumbrances having the meaning given to such term in the Underlying Assignment and applied mutatis mutandis as if the applicable Oil and Gas Property in question were a Lease (as such term is defined in the Underlying Assignment) and ignoring components of the definition of such term which refer to a specific quantum of interest that is defined in reference to any Exhibit noted in such definition), in each case of (a) and (b), unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the CPO. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the CPO.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE CPO, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE CPO, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE CPO, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE CPO OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE CPO, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE CPO, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE CPO, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS

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ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL AND GAS PROPERTIES OR THE CPO, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE CPO IS BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the CPO have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the Assignor’s right, title and interest in and to the CPO herein made and shall not constitute any additional assignment of the Assignor’s right, title and interest in and to the CPO, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

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SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

AVAD Utah, LLC

500 N. Akard Street, STE 2860

Dallas, Texas 75201

Attention: John N. Davis

Email: john@avadenergy.com

With a copy, which shall not constitute notice, to each party listed below:

BRACEWELL LLP

711 Louisiana Street STE 2300

Houston, Texas 77002

Attention: Austin Lee

Email: Austin.Lee@bracewell.com

PEARL ENERGY INVESTMENTS

2100 McKinney Ave., Suite 1675

Dallas, Texas 75201

Attention: David Levinson

Email: dlevinson@pearl-energy.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

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SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the Oil and Gas Properties from which the CPO was created, which shall be governed by the Laws of the applicable state in which the Oil and Gas Properties from which the CPO was created are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

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SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the Assignor’s right, title and interest in and to the CPO (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

SECTION 2.10 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.11 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the Assignor’s right, title and interest in and to the CPO assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.12 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 2.13 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:[1]

AVAD UTAH, LLC

By:	AVAD Energy Partners, LLC, its sole member

By:
Name: John N. Davis
Title: President

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the              day of                         , 2018 by John N. Davis, President of AVAD Energy Partners, LLC, the sole member of AVAD Utah, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires:

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Note to Draft: Local counsel to confirm requirements for recordation in local jurisdictions, including appropriate form(s) of acknowledgement, jurats, requirements for witness signature blocks (if any), etc.

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By:	Remora Petroleum, L.P., its sole member

By:	Remora Petroleum GP, LLC, its general partner

By:
Name: George B. Peyton V
Title: Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the              day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF CONTRACTUAL PAYMENT OBLIGATION

Exhibit A

[Attach Applicable WI Conveyance with CPO.]

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF CONTRACTUAL PAYMENT OBLIGATION

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit C-3

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from AVAD NORTH TEXAS, LLC, a Delaware limited liability company (“Assignor”), whose address is 500 N. Akard Street, STE 2860, Dallas, Texas 75201, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire the overriding royalty interests described and reserved under the terms of the instruments described in Exhibit A (such overriding royalty interests, collectively, the “ORRI” and such instruments described in Exhibit A, collectively the “Underlying Assignment”).

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

SECTION 1.02 Special Warranty. Assignor warrants and forever defends:

(a) Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens; and

(b) title to an interest in and to the Oil and Gas Properties from which the ORRI was reserved, created or derived that, prior to the reservation of the ORRI in the Underlying Assignment, was sufficient to allow Assignor to reserve the ORRI under the Underlying Assignment in an amount that results in Assignor having Defensible Title to the ORRI in each

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case, free and clear of all liens and encumbrances other than Permitted Encumbrances (with such term Permitted Encumbrances having the meaning given to such term in the Underlying Assignment and applied mutatis mutandis as if the applicable Oil and Gas Property in question were a Lease (as such term is defined in the Underlying Assignment) and ignoring components of the definition of such term which refer to a specific quantum of interest that is defined in reference to any Exhibit noted in such definition), in each case of (a) and (b), unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE ORRI OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL

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AND GAS PROPERTIES OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI IS BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

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If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

AVAD North Texas, LLC

500 N. Akard Street, STE 2860

Dallas, Texas 75201

Attention: John N. Davis

Email: john@avadenergy.com

With a copy, which shall not constitute notice, to each party listed below:

BRACEWELL LLP

711 Louisiana Street STE 2300

Houston, Texas 77002

Attention: Austin Lee

Email: Austin.Lee@bracewell.com

PEARL ENERGY INVESTMENTS

2100 McKinney Ave., Suite 1675

Dallas, Texas 75201

Attention: David Levinson

Email: dlevinson@pearl-energy.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters

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concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that

6

jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

SECTION 2.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 2.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

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SECTION 2.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:[1]

AVAD NORTH TEXAS, LLC

By:	AVAD Energy Partners, LLC, its sole member

By:
Name:	John N. Davis
Title:	President

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of                            , 2018 by John N. Davis, President of AVAD Energy Partners, LLC, the sole member of AVAD North Texas, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires: ____________

[1]

Note to Draft: Local counsel to confirm requirements for recordation in local jurisdictions, including appropriate form(s) of acknowledgement, jurats, requirements for witness signature blocks (if any), etc.

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By:	Remora Petroleum, L.P., its sole member

By:	Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

[Attach Applicable WI Conveyance with ORRI Reservation.]

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit D-1

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF OKLAHOMA	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF [•]	§

This Assignment (this “Assignment”) is from OKSA MINERALS, LP, a Texas limited partnership (“Assignor”), whose address is 5111 Broadway, San Antonio, Texas 78209, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire the overriding royalty interests described and reserved under the terms of the instruments described in Exhibit A (such overriding royalty interests, collectively, the “ORRI” and such instruments described in Exhibit A, collectively the “Underlying Assignment”).

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

SECTION 1.02 Special Warranty. Assignor warrants and forever defends:

(a) Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens and

(b) title to an interest in and to the Oil and Gas Properties from which the ORRI was reserved, created or derived that, prior to the reservation of the ORRI in the Underlying Assignment, was sufficient to allow Assignor to reserve the ORRI under the Underlying Assignment in an amount that results in Assignor having Defensible Title to the ORRI in each

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case, free and clear of all liens and encumbrances other than Permitted Encumbrances (with such term Permitted Encumbrances having the meaning given to such term in the Underlying Assignment and applied mutatis mutandis as if the applicable Oil and Gas Property in question were a Lease (as such term is defined in the Underlying Assignment) and ignoring components of the definition of such term which refer to a specific quantum of interest that is defined in reference to any Exhibit noted in such definition), in each case of (a) and (b), unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE ORRI OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL

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AND GAS PROPERTIES OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

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If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

OKSA Minerals, LP

OKSA Management, LLC

5111 Broadway

San Antonio, Texas 78209

Attention: Bruce H. C. Hill

Email: bruce@hillassoc.net

With a copy, which shall not constitute notice, to:

Haynes and Boone, LLP

2323 Victory Avenue, Suite 700

Dallas, Texas 75219

Attention: Michael H. Cooper

Email: Michael.Cooper@haynesboone.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and

5

of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

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SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

SECTION 2.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 2.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 2.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

7

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:

OKSA MINERALS, LP

By:	OKSA Management, LLC, its general partner

By:
Name:	Bruce H. C. Hill
Title:	Manager

THE STATE OF TEXAS	§
§
COUNTY OF BEXAR	§

The foregoing instrument was acknowledged before me on this the _____ day of _____________________________, 2018, by Bruce H. C. Hill, Manager of OKSA Management, LLC, a Texas limited liability company, general partner of OKSA MINERALS, LP, a Texas limited partnership, on behalf of said limited liability company and limited partnership.

Notary Public in and for The State of [•]

My commission expires: ____________

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By:	Remora Petroleum, L.P., its sole member

By:	Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires: ____________

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit D-2

FORM OF

ASSIGNMENT OF ROYALTY INTERESTS

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF OKLAHOMA	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF [•]	§

This Assignment (this “Assignment”) is from OKSA MINERALS, LP, a Texas limited partnership (“Assignor”), whose address is 5111 Broadway, San Antonio, Texas 78209, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire all of Assignor’s right, title and interest in and to all oil, gas, and other mineral royalty interests in and to the certain oil and gas properties, rights, interests and related rights, including the lands, in each case which are described on Exhibit A (the “Lands”) INSOFAR AS AND ONLY INSOFAR AS such Lands cover, relate to or are necessary to produce, sell and/or market Hydrocarbons produced from the wellbores of the wells on the Lands drilled prior to May 1, 2017, and set forth on Exhibit B (the “Wells”). The leasehold interest and related real property rights assigned herein shall be referred to, collectively, as the “Royalty Interests”.

TO HAVE AND TO HOLD the Royalty Interests unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

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SECTION 1.02 Special Warranty. Assignor warrants and forever defends title to the Royalty Interests free and clear of all liens and encumbrances other than Permitted Liens unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the Royalty Interests. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the Royalty Interests.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE ROYALTY INTERESTS, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE ROYALTY INTERESTS, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE ROYALTY INTERESTS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE ROYALTY INTERESTS OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE ROYALTY INTERESTS, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE ROYALTY INTERESTS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE ROYALTY INTERESTS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL AND GAS PROPERTIES OR THE ROYALTY INTERESTS, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE

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PARTIES THAT THE ROYALTY INTERESTS ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the Royalty Interests have been or will be executed for filing in other recording jurisdictions or counties or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the Royalty Interests herein made and shall not constitute any additional assignment of the Royalty Interests, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

4

If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

OKSA Minerals, LP

OKSA Management, LLC

5111 Broadway

San Antonio, Texas 78209

Attention: Bruce H. C. Hill

Email: bruce@hillassoc.net

With a copy, which shall not constitute notice, to:

Haynes and Boone, LLP

2323 Victory Avenue, Suite 700

Dallas, Texas 75219

Attention: Michael H. Cooper

Email: Michael.Cooper@haynesboone.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the Royalty Interests, which shall be governed by the Laws of the applicable state in which the interests constituting the Royalty Interests are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of

5

Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the Royalty Interests (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

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SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

SECTION 2.10 Rule Against Perpetuities. The conveyance of the Royalty Interests pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 2.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the Royalty Interests assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 2.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

7

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

8

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:

OKSA MINERALS, LP

By:	OKSA Management, LLC,
its general partner

By:
Name:	Bruce H. C. Hill
Title:	Manager

THE STATE OF TEXAS	§
§
COUNTY OF BEXAR	§

The foregoing instrument was acknowledged before me on this the              day of                                                  , 2018, by Bruce H. C. Hill, Manager of OKSA Management, LLC, a Texas limited liability company, general partner of OKSA MINERALS, LP, a Texas limited partnership, on behalf of said limited liability company and limited partnership.

Notary Public in and for
The State of Texas

My commission expires:

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF ROYALTY INTERESTS

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By:	Remora Petroleum, L.P.,
its sole member

By:	Remora Petroleum GP, LLC,
its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF ROYALTY INTERESTS

Exhibit A

Lands

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF ROYALTY INTERESTS

Exhibit B

Wells

[See Attached]

EXHIBIT B TO

ASSIGNMENT OF ROYALTY INTERESTS

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit D-3

FORM OF

CONVEYANCE OF LEASEHOLD AND MINERAL INTERESTS

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF OKLAHOMA	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF [•]	§

This Assignment (this “Assignment”) is from OKSA MINERALS, LP, a Texas limited partnership (“Assignor”), whose address is 5111 Broadway, San Antonio, Texas 78209, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire an undivided five percent (5%) of Assignor’s right, title, and interest in any oil and gas leasehold estate and any mineral fee estate owned by Assignor in those lands described in Exhibit C in Le Flore County, Oklahoma to the extent that such oil and gas leasehold estate and/or mineral fee estate is not attributable to the wellbores of the Wells described under the terms of the instruments described on Exhibit A or Exhibit B (collectively, the “Leasehold and Mineral Interests”).

TO HAVE AND TO HOLD the Leasehold and Mineral Interests unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

SECTION 1.02 Special Warranty. Assignor warrants and forever defends title to the Leasehold and Mineral Interests free and clear of all liens and encumbrances other than Permitted Liens unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

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SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the Leasehold and Mineral Interests. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the Leasehold and Mineral Interests.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE LEASEHOLD AND MINERAL INTERESTS, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE LEASEHOLD AND MINERAL INTERESTS, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE LEASEHOLD AND MINERAL INTERESTS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE LEASEHOLD AND MINERAL INTERESTS OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE LEASEHOLD AND MINERAL INTERESTS, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE LEASEHOLD AND MINERAL INTERESTS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE LEASEHOLD AND MINERAL INTERESTS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL AND GAS PROPERTIES OR THE LEASEHOLD AND MINERAL INTERESTS, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE LEASEHOLD AND MINERAL INTERESTS

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ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the Leasehold and Mineral Interests have been or will be executed for filing in other recording jurisdictions or counties or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the Leasehold and Mineral Interests herein made and shall not constitute any additional assignment of the Leasehold and Mineral Interests, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

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If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

OKSA Minerals, LP

OKSA Management, LLC

5111 Broadway

San Antonio, Texas 78209

Attention: Bruce H. C. Hill

Email: bruce@hillassoc.net

With a copy, which shall not constitute notice, to:

Haynes and Boone, LLP

2323 Victory Avenue, Suite 700

Dallas, Texas 75219

Attention: Michael H. Cooper

Email: Michael.Cooper@haynesboone.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the Leasehold and Mineral Interests, which shall be governed by the Laws of the applicable state in which the interests constituting the Leasehold and Mineral Interests are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the

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jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the Leasehold and Mineral Interests (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

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SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

SECTION 2.10 Rule Against Perpetuities. The conveyance of the Leasehold and Mineral Interests pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 2.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the Leasehold and Mineral Interests assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 2.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

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(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:

OKSA MINERALS, LP

By:	OKSA Management, LLC,
its general partner

By:
Name:	Bruce H. C. Hill
Title:	Manager

THE STATE OF TEXAS	§
§
COUNTY OF BEXAR	§

The foregoing instrument was acknowledged before me on this the              day of                                                          , 2018, by Bruce H. C. Hill, Manager of OKSA Management, LLC, a Texas limited liability company, general partner of OKSA MINERALS, LP, a Texas limited partnership, on behalf of said limited liability company and limited partnership.

Notary Public in and for
The State of Texas

My commission expires:

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

CONVEYANCE OF LEASEHOLD AND MINERAL INTERESTS

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By:	Remora Petroleum, L.P.,
its sole member

By:	Remora Petroleum GP, LLC,
its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the              day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for
The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

CONVEYANCE OF LEASEHOLD AND MINERAL INTERESTS

Exhibit A

[Attach Applicable WI Conveyance with ORRI Reservation.]

[See Attached]

EXHIBIT A TO

CONVEYANCE OF LEASEHOLD AND MINERAL INTERESTS

Exhibit B

[Attach OKSA Royalty Conveyance]

[See Attached]

EXHIBIT B TO

CONVEYANCE OF LEASEHOLD AND MINERAL INTEREST

Exhibit C

Lands

[See Attached]

EXHIBIT C TO

CONVEYANCE OF LEASEHOLD AND MINERAL INTEREST

Exhibit Version

When recorded return to:

Remora Holdings, LLC

Attention: George B. Peyton V

807 Las Cimas Parkway, Building II

Suite 275

Austin, Texas 78746

Exhibit E

FORM OF

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

STATE OF [•]	§
§ KNOW ALL PERSONS BY THESE PRESENTS:
[COUNTY/PARISH] OF [•]	§

This Assignment (this “Assignment”) is from BLG RESOURCES, LLC, a Delaware limited liability company (“Assignor”), whose address is 2602 McKinney Avenue, Suite 200, Dallas, Texas 75204, to REMORA HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is 807 Las Cimas Parkway, Building II, Suite 275, Austin, Texas 78746, and effective as of 12:01 a.m., New York City, New York time, on [•], 2018 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Assignment is being made pursuant to the terms of that certain Contribution, Conveyance, Assignment and Assumption Agreement dated [•], 2018, by and among Assignor and certain other parties, as Contributing Parties, Remora Royalties, Inc., a Delaware corporation, and Assignee (the “Contribution Agreement”), and capitalized terms used but not defined herein shall, unless otherwise indicated, have the meanings given to such terms in the Contribution Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00), the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER and CONVEY to Assignee and Assignee agrees to acquire the overriding royalty interests described and reserved under the terms of the instruments described in Exhibit A (such overriding royalty interests, collectively, the “ORRI” and such instruments described in Exhibit A, collectively the “Underlying Assignment”).

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE I

INTERPRETATION; SPECIAL WARRANTY; SUBROGATION OF WARRANTIES

SECTION 1.01 Interpretation.

(a) The division of this Assignment into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Assignment. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Assignment. The terms “this Assignment,” “hereof,” “herein” and “hereunder” and similar expressions refer to this Assignment, including the exhibits and schedules hereto, and not to any particular Article, Section or other portion hereof. The words “shall” and “will” are used interchangeably throughout this Assignment and shall accordingly be given the same meaning, regardless of which word is used.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) ”include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (iv) all words used as accounting terms shall have the meanings assigned to them under United States generally accepted accounting principles, as amended from time to time, applied on a consistent basis, (v) “ordinary course of business” means, with respect to a Person, the ordinary course of business of such Person consistent with past practices of such Person, and (vi) the word “or” shall be disjunctive but not exclusive. If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day. Reference to any Party hereto is also a reference to such Party’s permitted successors and assigns. The Exhibit attached to this Assignment is hereby incorporated herein by reference and made a part hereof for all purposes.

(c) The Parties have participated jointly in the negotiation and drafting of this Assignment. No provision of this Assignment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Assignment, and no rule of strict construction will be applied against any Party hereto. This Assignment will not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

SECTION 1.02 Special Warranty. Assignor warrants and forever defends:

(a) Defensible Title to the ORRI free and clear of all liens and encumbrances other than Permitted Liens; and

(b) title to an interest in and to the Oil and Gas Properties from which the ORRI was reserved, created or derived that, prior to the reservation of the ORRI in the Underlying Assignment, was sufficient to allow Assignor to reserve the ORRI under the Underlying Assignment in an amount that results in Assignor having Defensible Title to the ORRI in each

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case, free and clear of all liens and encumbrances other than Permitted Encumbrances (with such term Permitted Encumbrances having the meaning given to such term in the Underlying Assignment and applied mutatis mutandis as if the applicable Oil and Gas Property in question were a Lease (as such term is defined in the Underlying Assignment) and ignoring components of the definition of such term which refer to a specific quantum of interest that is defined in reference to any Exhibit noted in such definition), in each case of (a) and (b), unto Assignee against every Person whomsoever lawfully claims the same or any part thereof by, through or under Assignor and its Affiliates, but not otherwise.

SECTION 1.03 Subrogation of Warranties. To the extent transferrable, Assignee shall be and is hereby subrogated to all representations, covenants and warranties of title by parties (other than Assignor’s Affiliates) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the ORRI. To the extent provided in the preceding sentence, Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferrable and permitted by applicable Laws, the benefit of and the right to enforce all representations, warranties and covenants, if any, which Assignor is entitled to enforce with respect to the ORRI.

SECTION 1.04 Disclaimer of other Warranties. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 1.02 OF THIS ASSIGNMENT OR ARTICLE 3 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY AS TO (I) TITLE TO ANY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (II) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OF ASSIGNOR, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL AND GAS PROPERTIES OR THE ORRI, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE OIL AND GAS PROPERTIES OR THE ORRI, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE OIL AND GAS PROPERTIES OR THE ORRI OR FUTURE REVENUES GENERATED BY THE OIL AND GAS PROPERTIES OR THE ORRI, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE OIL AND GAS PROPERTIES OR THE ORRI, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, MARKETABILITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE OIL AND GAS PROPERTIES OR THE ORRI, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR THE ENVIRONMENTAL CONDITION OF THE OIL

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AND GAS PROPERTIES OR THE ORRI, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ORRI IS BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMED APPROPRIATE TO ENTER INTO THE CONTRIBUTION AGREEMENT.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Separate Assignments. Where separate assignments of the ORRI have been or will be executed for filing in other recording jurisdictions or counties [or parishes] or for filing with, and approval by, any applicable Governmental Entity, any such separate assignments (a) shall evidence this Assignment and assignment of the ORRI herein made and shall not constitute any additional assignment of the ORRI, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

SECTION 2.02 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 2.03 Assignment. This Assignment shall inure to the benefit of and be binding on the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.04 Amendments and Modifications; Waivers.

(a) No amendment, modification or waiver of this Assignment shall be binding unless executed in writing by the Party to be bound thereby.

(b) The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 2.05 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by e-mail, as follows, provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

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If to Assignee:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: George@RemoraPetroleum.com

with copies, which shall not constitute notice, to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: George.Vlahakos@sidley.com

If to Assignor:

BLG Resources, LLC

2602 McKinney Avenue, Suite 200

Dallas, Texas 75204

Attention: A. Wood Brookshire

Email: abrookshire@venderaresources.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice sent by e-mail (including e-mail of a PDF attachment) shall be deemed to have been given and received at the time of transmission. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 2.06 Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, except with regard to issues relating to real property matters concerning the ORRI, which shall be governed by the Laws of the applicable state in which the interests constituting the ORRI are located, as applicable. Each of the Parties agrees that the transactions contemplated by the Contribution Agreement involve at least $100,000 and that the Contribution Agreement and this Assignment have been entered into in express reliance upon 6 Del. C. § 2708. Each of the Parties irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH

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PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT.

SECTION 2.07 Further Cooperation. Subject to the terms and conditions of this Assignment, at any time or from time to time after the date hereof, at any Party’s request and without further consideration, the other Party shall take such other actions as such requesting Party may reasonably request, at such requesting Party’s expense, in order to effectuate the transactions contemplated herein.

SECTION 2.08 Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the grant of the ORRI (i.e., the granting clause of this Assignment) is valid and enforceable and the economic or legal substance of the transactions contemplated by this Assignment are not affected in any manner materially adverse to any Party hereto. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable such term or provision as to any other jurisdiction or any of the remaining terms and provisions of this Assignment in that or any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Assignment are consummated as originally contemplated to the fullest extent possible.

SECTION 2.09 Parties in Interest. The terms and provisions of this Assignment are binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Notwithstanding anything contained in this Assignment to the contrary, nothing in this Assignment, expressed or implied, is intended to confer on any Person other than the Parties or their successors and permitted assigns hereunder any rights, remedies, obligations or liabilities under or by reason of this Assignment; provided, that only a Party and its successors and assigns will have the right to enforce the provisions of this Assignment.

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SECTION 2.10 Rule Against Perpetuities. The conveyance of the ORRI pursuant to the Assignment is an absolute conveyance of an interest in real property. It is not the intent of the Parties that any provision herein violate any applicable Law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Assignment shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, the 35th President of the United States of America) living as of the Effective Time.

SECTION 2.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS ASSIGNMENT IN ALL CAPITAL LETTERS ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

SECTION 2.12 Subject to the Contribution Agreement. This Assignment is expressly subject to the terms and conditions of the Contribution Agreement, the terms and provisions of which are incorporated herein for all purposes, including with respect to the ORRI assigned hereby. If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

SECTION 2.13 No Partnership. It is not the purpose or intention to create any mining partnership, joint venture, general partnership or other partnership relation between the Parties and none shall be inferred.

SECTION 2.14 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all of such counterparts will constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

*****

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR:[1]

BLG RESOURCES, LLC

By:
Name:	A. Wood Brookshire
Title:	Chief Executive Officer

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of ________________, 2018 by A. Wood Brookshire, Chief Executive Officer of BLG Resources, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires:

[1]

Note to Draft: Local counsel to confirm requirements for recordation in local jurisdictions, including appropriate form(s) of acknowledgement, jurats, requirements for witness signature blocks (if any), etc.

ASSIGNOR SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the dates set forth in the acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNEE:

REMORA HOLDINGS, LLC

By: Remora Petroleum, L.P., its sole member

By: Remora Petroleum GP, LLC, its general partner

By:
Name:	George B. Peyton V
Title:	Manager

THE STATE OF [•]	§
§
[COUNTY/PARISH] OF [•]	§

The foregoing instrument was acknowledged before me on this the _____ day of [•], 2018 by George B. Peyton V, Manager of Remora Petroleum GP, LLC, general partner of Remora Petroleum, L.P., the sole member of REMORA HOLDINGS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for The State of [•]

My commission expires:

ASSIGNEE SIGNATURE & ACKNOWLEDGEMENT PAGE TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit A

[Attach Applicable WI Conveyance with ORRI Reservation.]

[See Attached]

EXHIBIT A TO

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

Exhibit Version

Exhibit F

CLASS B SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is dated as of [•], 2018, by and between [•], a [•] (“Subscriber”), and Remora Royalties, Inc., a Delaware corporation (the “Company”). The parties to this Agreement are sometimes referred to herein, individually, as a “Party” and, together, as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Contribution, Conveyance, Assignment and Assumption Agreement, dated as of [•], 2018, by and among the Subscriber, the Company, Remora Petroleum, L.P., Remora Holdings, LLC and the other parties thereto (the “Contribution Agreement”).

RECITALS

WHEREAS, Subscriber desires to subscribe for and purchase, and the Company desires to issue, sell and deliver to Subscriber, [•] shares of Class B common stock, par value $0.01 per share, of the Company (the “Purchased Interests”) having the terms set forth in the Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate”);

WHEREAS, concurrently with the Parties’ entrance into this Agreement and the closing of the transactions contemplated hereby, the Company, Subscriber, and certain other parties that are parties to the Contribution Agreement are closing the transactions contemplated thereby; and

WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated hereby.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual representations, warranties, promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

I.	PURCHASE AND SALE

1.1. Purchase of Purchased Interests.

(a) Upon the terms and subject to the conditions set forth in this Agreement, in reliance on the representations, warranties and agreements of the Company contained herein, Subscriber hereby purchases from the Company, and the Company hereby sells and will issue and deliver to Subscriber, the Purchased Interests for a purchase price of $[•]1 (the “Purchase Price”).

[1]	Note to Draft: Purchase price to equal the par value of the Class B common stock ($0.01) times the number of shares.

(b) At the Closing, (i) Subscriber will deliver by wire transfer to the Company immediately available funds in the amount of the Purchase Price, and (ii) the Company will issue and deliver to Subscriber the Purchased Interests, free and clear of all liens and encumbrances (other than restrictions on transfer of securities under applicable U.S. state and federal securities laws and restrictions contained in the A&R Certificate).

(c) The obligations of Subscriber to purchase the Purchased Interests and deliver the Purchase Price to the Company at the Closing are conditioned upon the contemporaneous closing of the transactions contemplated by the Contribution Agreement.

1.2. Closing. The closing of the purchase and sale of the Purchased Interests (the “Closing”) shall take place on the date hereof (the “Closing Date”) and will be deemed to have occurred at 12:01 a.m. Eastern Time on the Closing Date.

II.	THE COMPANY’S REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to Subscriber as of the date hereof as follows:

2.1. Organization. The Company has been duly formed and is validly existing and in good standing under the DGCL with all requisite corporate power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted.

2.2. Authorization. The Company has the requisite corporate power and authority to execute, deliver and carry out this Agreement and all other instruments, documents and agreements contemplated or required by the provisions of any such documents to be executed, delivered or carried out by the Company hereunder. The issuance and delivery of the Purchased Interests, the execution and delivery of all other instruments, documents and agreements contemplated or required by the provisions hereof or thereof to be executed and delivered by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all requisite action on the part of the Company, and no other corporate or similar proceeding on the part of the Company is necessary to consummate the transactions contemplated by this Agreement.

2.3. Brokers’ Fee. Except for any fees paid to the Underwriters in connection with the Initial Public Offering, neither the Company nor any of its Affiliates has employed any broker, finder or other person or incurred any liability on behalf of the Company for any advisory, brokerage, finder, success, deal completion, promote or similar fees or commissions in connection with the transactions contemplated by this Agreement.

III.	SUBSCRIBER’S REPRESENTATIONS AND WARRANTIES

Subscriber represents and warrants to the Company as of the date hereof as follows:

3.1. Authorization. Subscriber has all requisite power and authority to execute and deliver this Agreement and to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Subscriber of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Subscriber, and no other corporate, limited liability company, partnership or similar proceeding on the part of Subscriber is necessary to consummate the transactions contemplated by this Agreement.

2

3.2. Investment.

(a) Subscriber is an Accredited Investor (as such term is used in Rule 501 under the Securities Act), is able to bear the economic risk of its investment contemplated hereby and has sufficient net worth to sustain a loss of its entire investment in the Company without economic hardship if such loss should occur. Subscriber understands and acknowledges that the Company and its directors, Affiliates, attorneys and agents are relying on this certification.

(b) Subscriber has had an opportunity to discuss the Company’s business, management and financial affairs with the members of the Company’s management. Subscriber has also had an opportunity to ask questions of the officers of the Company, which questions were answered to its satisfaction. Subscriber acknowledges that it is familiar with all aspects of the Company’s business.

(c) Subscriber is acquiring the Purchased Interests for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof that would cause Subscriber to be deemed an “underwriter”, as defined in Section 2(11) of the Securities Act, or that would require registration under the Securities Act or applicable state or other securities laws. Subscriber acknowledges and understands that the Purchased Interests have not been registered under the Securities Act or applicable state and other securities laws and that any certificate representing such Purchased Interests will bear the legend specified in Section 4.1.

(d) Subscriber acknowledges that the Purchased Interests being acquired by Subscriber were not offered to Subscriber by means of publicly disseminated advertisements or sales literature.

(e) Subscriber acknowledges and understands that it must bear the economic risk of its investment in the Purchased Interests for an indefinite period of time because the Purchased Interests must be held indefinitely unless subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available.

3.3. Brokers’ Fee. Neither Subscriber nor any of its Affiliates has employed any broker, finder or other person or incurred any liability on behalf of Subscriber for any advisory, brokerage, finder, success, deal completion, promote or similar fees or commissions in connection with the transactions contemplated by this Agreement.

3

IV.	MISCELLANEOUS

4.1. Legend. The certificates representing the Purchased Interests sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS IT MAY BE AMENDED AND/OR RESTATED FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR) AND THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF REMORA HOLDINGS, LLC, AS IT MAY BE AMENDED AND/OR RESTATED FROM TIME TO TIME.”

4.2. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

4.3. Entire Agreement. This Agreement and the Transaction Documents constitute the entire agreement between the Parties hereto and supersede any prior understandings, agreements or representations by or between such Parties, written or oral, that may have related in any way to the subject matter hereof.

4.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns, but neither this Agreement nor any of the rights or obligations hereunder may be assigned (whether by operation of law, through a change in control or otherwise) by any Party without the prior written consent of the other Party.

4.5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, portable document format (.pdf) or other electronic means shall be effective as delivery of a manually executed counterpart to this Agreement.

4.6. Titles. The titles, captions or headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

4.7. Notices. All notices, requests, demands, claims and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by facsimile (with written confirmation of transmission); when transmitted if transmitted by electronic mail; the business day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and five business days after the date mailed by certified or registered mail, postage prepaid, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

4

If to Subscriber:

[•]

[•]

[•]

Attention: [•]

Facsimile: [•]

Email: [•]

with a copy (which shall not constitute notice) to:

[•]

[•]

[•]

Attention: [•]

Facsimile: [•]

Email: [•]

If to the Company:

Remora Royalties, Inc.

807 Las Cimas Parkway, Building II, Suite 275

Austin, Texas 78746

Attention: George B. Peyton V

Email: george@remorapetroleum.com

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

1000 Louisiana Street, Suite 6000

Houston, Texas 77002

Attention: George J. Vlahakos

Email: george.vlahakos@sidley.com

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means, but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address or facsimile number to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving each other Party notice in the manner herein set forth.

4.8. Governing Law. This Agreement (and any claim or controversy arising out of or relating to this Agreement) shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.

5

4.9. Dispute Resolution. Any controversy, claim or dispute arising out of or relating to this Agreement or any breach hereof, including any dispute concerning the scope of this Section 4.9, shall be resolved exclusively by a court located in New Castle County, Delaware, and the Company and Subscriber hereby consent and submit to the jurisdiction of such court.

4.10. Waiver of Trial by Jury. Each of the Parties irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement.

4.11. Amendment or Modification. This Agreement may not be amended except in a written instrument executed by each of the Parties. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the Party to be bound thereby.

4.12. Waivers. Except where a specific period for action or inaction is provided herein, neither the failure nor any delay on the part of any Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. The failure of a Party to exercise any right conferred herein within the time required shall cause such right to terminate with respect to the transaction or circumstances giving rise to such right, but not to any such right arising as a result of any other transactions or circumstances.

4.13. Cumulative Remedies. All rights and remedies of any Party are cumulative of each other and of every other right or remedy such Party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies; provided, however, that in no event shall the aggregate liability of Subscriber and its affiliates arising from any breach of this Agreement exceed the Purchase Price.

4.14. Severability of Provisions. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced as a result of any rule of law or public policy, all other terms and other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner material adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, such term or provision (or portion thereof as applicable) will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, to the end that the transactions contemplated by this Agreement are fulfilled to the greatest extent possible.

4.15. Confidentiality of Terms of the Transaction. Except as permitted under the terms of the Contribution Agreement, each Party will keep confidential the terms of this Agreement and the transactions contemplated hereby and thereby.

6

4.16. Further Actions. In case at any time after the Closing any further actions are necessary to carry out the purposes of this Agreement, each Party will take such further actions (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party.

[Signature Page Follows]

7

IN WITNESS WHEREOF, Subscriber and the Company have executed this Agreement as of the day and year first above written.

SUBSCRIBER:

[•]

By:

Name:
Title:

COMPANY:

Remora Royalties, Inc.

By:

Name:
Title:

[Signature Page to Subscription Agreement]

Exhibit Version

Exhibit G

ROFO Assets

Pursuant and subject to Section 6.9, each Party set forth below hereby grants to the Company and Remora Holdings a right of first offer on all Hydrocarbon interests (whether leasehold, fee mineral or otherwise) owned as of the Execution Date in the counties set forth below each Party’s name.

BLG Resources, LLC:

Wheeler Co., TX

Washita Co., OK

Roger Mills Co., OK

Roberts Co., TX

Lipscomb Co., TX

Kiowa Co., OK

Gray Co., TX

Ellis Co., OK

Dewey Co., OK

Custer Co., OK

Beckham Co., OK

Hemphill Co., OK

Sherman Co., OK

Potter Co., OK

Ochiltree Co., TX

Moore Co., TX

Hutchinson Co., TX

Hansford Co., TX

Carson Co., TX

Texas Co., OK

Harper Co., OK

Beaver Co., OK

Clarke Co., MS

Jasper Co., MS

Jefferson Davis Co., MS

Jones Co., MS

Lamar Co., MS

LeFlore Co., MS

Walthall Co., MS

Wayne Co., MS

Madison Co., TX

Lafayette Co., AR

Bossier Pa., LA

Terrebone Pa., LA

Hardeman Co., TX

Webster Pa., LA

Brazos Co., TX

Jefferson Co., OK

Jackson Pa., LA

Van Buren Co., AR

White Co., AR

Cleburne Co., AR

Conway Co., AR

Jefferson Co., TX

Jackson Co., AR

Matagorda Co., TX

Bienville Pa., LA

De Soto Pa., LA

Stephens Co., TX

Baylor Co., TX

Young Co., TX

Nolan Co., TX

Shackelford Co., TX

Throckmorton Co., TX

Lavaca Co., TX

Knox Co., TX

Clay Co., TX

Archer Co., TX

Ector Co., TX

Reeves Co., TX

Cottle Co., TX

Rusk Co., TX

Harrison Co., TX

Yoakum, Co., TX

Carbon Co., UT

Crockett Co., TX

Dewitt Co., TX

Emery Co., UT

Kingfisher Co., OK

Lea Co., NM

Major Co., OK

Red River Pa., LA

Sabine Pa., LA

San Augustine Co., TX

Shelby Co., TX

Upton Co., TX

2

Vendera Resources, LP:

Wheeler Co., TX

Washita Co., OK

Roger Mills Co., OK

Roberts Co., TX

Lipscomb Co., TX

Kiowa Co., OK

Gray Co., TX

Ellis Co., OK

Dewey Co., OK

Custer Co., OK

Beckham Co., OK

Hemphill Co., OK

Sherman Co., OK

Potter Co., OK

Ochiltree Co., TX

Moore Co., TX

Hutchinson Co., TX

Hansford Co., TX

Carson Co., TX

Texas Co., OK

Harper Co., OK

Beaver Co., OK

Clarke Co., MS

Jasper Co., MS

Jefferson Davis Co., MS

Jones Co., MS

Lamar Co., MS

LeFlore Co., MS

Walthall Co., MS

Wayne Co., MS

Madison Co., TX

Lafayette Co., AR

Bossier Pa., LA

Terrebone Pa., LA

Hardeman Co., TX

Webster Pa., LA

Brazos Co., TX

Jefferson Co., OK

Jackson Pa., LA

Van Buren Co., AR

White Co., AR

Cleburne Co., AR

Conway Co., AR

Jefferson Co., TX

Jackson Co., AR

3

Matagorda Co., TX

Bienville Pa., LA

De Soto Pa., LA

Stephens Co., TX

Baylor Co., TX

Young Co., TX

Nolan Co., TX

Shackelford Co., TX

Throckmorton Co., TX

Lavaca Co., TX

Knox Co., TX

Clay Co., TX

Archer Co., TX

Ector Co., TX

Reeves Co., TX

Cottle Co., TX

Rusk Co., TX

Harrison Co., TX

Yoakum, Co., TX

Carbon Co., UT

Crockett Co., TX

Dewitt Co., TX

Emery Co., UT

Kingfisher Co., OK

Lea Co., NM

Major Co., OK

Red River Pa., LA

Sabine Pa., LA

San Augustine Co., TX

Shelby Co., TX

Upton Co., TX

4

Vendera Resources II, LLC:

Wheeler Co., TX

Washita Co., OK

Roger Mills Co., OK

Roberts Co., TX

Lipscomb Co., TX

Kiowa Co., OK

Gray Co., TX

Ellis Co., OK

Dewey Co., OK

Custer Co., OK

Beckham Co., OK

Hemphill Co., OK

Sherman Co., OK

Potter Co., OK

Ochiltree Co., TX

Moore Co., TX

Hutchinson Co., TX

Hansford Co., TX

Carson Co., TX

Texas Co., OK

Harper Co., OK

Beaver Co., OK

Clarke Co., MS

Jasper Co., MS

Jefferson Davis Co., MS

Jones Co., MS

Lamar Co., MS

LeFlore Co., MS

Walthall Co., MS

Wayne Co., MS

Madison Co., TX

Lafayette Co., AR

Bossier Pa., LA

Terrebone Pa., LA

Hardeman Co., TX

Webster Pa., LA

Brazos Co., TX

Jefferson Co., OK

Jackson Pa., LA

Van Buren Co., AR

White Co., AR

Cleburne Co., AR

Conway Co., AR

Jefferson Co., TX

Jackson Co., AR

5

Matagorda Co., TX

Bienville Pa., LA

De Soto Pa., LA

Stephens Co., TX

Baylor Co., TX

Young Co., TX

Nolan Co., TX

Shackelford Co., TX

Throckmorton Co., TX

Lavaca Co., TX

Knox Co., TX

Clay Co., TX

Archer Co., TX

Ector Co., TX

Reeves Co., TX

Cottle Co., TX

Rusk Co., TX

Harrison Co., TX

Yoakum, Co., TX

Carbon Co., UT

Crockett Co., TX

Dewitt Co., TX

Emery Co., UT

Kingfisher Co., OK

Lea Co., NM

Major Co., OK

Red River Pa., LA

Sabine Pa., LA

San Augustine Co., TX

Shelby Co., TX

Upton Co., TX

6

Vendera Resources TXLA, LLC:

Wheeler Co., TX

Washita Co., OK

Roger Mills Co., OK

Roberts Co., TX

Lipscomb Co., TX

Kiowa Co., OK

Gray Co., TX

Ellis Co., OK

Dewey Co., OK

Custer Co., OK

Beckham Co., OK

Hemphill Co., OK

Sherman Co., OK

Potter Co., OK

Ochiltree Co., TX

Moore Co., TX

Hutchinson Co., TX

Hansford Co., TX

Carson Co., TX

Texas Co., OK

Harper Co., OK

Beaver Co., OK

Clarke Co., MS

Jasper Co., MS

Jefferson Davis Co., MS

Jones Co., MS

Lamar Co., MS

LeFlore Co., MS

Walthall Co., MS

Wayne Co., MS

Madison Co., TX

Lafayette Co., AR

Bossier Pa., LA

Terrebone Pa., LA

Hardeman Co., TX

Webster Pa., LA

Brazos Co., TX

Jefferson Co., OK

Jackson Pa., LA

Van Buren Co., AR

White Co., AR

Cleburne Co., AR

Conway Co., AR

Jefferson Co., TX

Jackson Co., AR

7

Matagorda Co., TX

Bienville Pa., LA

De Soto Pa., LA

Stephens Co., TX

Baylor Co., TX

Young Co., TX

Nolan Co., TX

Shackelford Co., TX

Throckmorton Co., TX

Lavaca Co., TX

Knox Co., TX

Clay Co., TX

Archer Co., TX

Ector Co., TX

Reeves Co., TX

Cottle Co., TX

Rusk Co., TX

Harrison Co., TX

Yoakum, Co., TX

Carbon Co., UT

Crockett Co., TX

Dewitt Co., TX

Emery Co., UT

Kingfisher Co., OK

Lea Co., NM

Major Co., OK

Red River Pa., LA

Sabine Pa., LA

San Augustine Co., TX

Shelby Co., TX

Upton Co., TX

8

Vendera Resources III, LP:

Wheeler Co., TX

Washita Co., OK

Roger Mills Co., OK

Roberts Co., TX

Lipscomb Co., TX

Kiowa Co., OK

Gray Co., TX

Ellis Co., OK

Dewey Co., OK

Custer Co., OK

Beckham Co., OK

Hemphill Co., OK

Sherman Co., OK

Potter Co., OK

Ochiltree Co., TX

Moore Co., TX

Hutchinson Co., TX

Hansford Co., TX

Carson Co., TX

Texas Co., OK

Harper Co., OK

Beaver Co., OK

Clarke Co., MS

Jasper Co., MS

Jefferson Davis Co., MS

Jones Co., MS

Lamar Co., MS

LeFlore Co., MS

Walthall Co., MS

Wayne Co., MS

Madison Co., TX

Lafayette Co., AR

Bossier Pa., LA

Terrebone Pa., LA

Hardeman Co., TX

Webster Pa., LA

Brazos Co., TX

Jefferson Co., OK

Jackson Pa., LA

Van Buren Co., AR

White Co., AR

Cleburne Co., AR

Conway Co., AR

Jefferson Co., TX

Jackson Co., AR

9

Matagorda Co., TX

Bienville Pa., LA

De Soto Pa., LA

Stephens Co., TX

Baylor Co., TX

Young Co., TX

Nolan Co., TX

Shackelford Co., TX

Throckmorton Co., TX

Lavaca Co., TX

Knox Co., TX

Clay Co., TX

Archer Co., TX

Ector Co., TX

Reeves Co., TX

Cottle Co., TX

Rusk Co., TX

Harrison Co., TX

Yoakum, Co., TX

Carbon Co., UT

Crockett Co., TX

Dewitt Co., TX

Emery Co., UT

Kingfisher Co., OK

Lea Co., NM

Major Co., OK

Red River Pa., LA

Sabine Pa., LA

San Augustine Co., TX

Shelby Co., TX

Upton Co., TX

10

Vendera Management III, LLC:

Wheeler Co., TX

Washita Co., OK

Roger Mills Co., OK

Roberts Co., TX

Lipscomb Co., TX

Kiowa Co., OK

Gray Co., TX

Ellis Co., OK

Dewey Co., OK

Custer Co., OK

Beckham Co., OK

Hemphill Co., OK

Sherman Co., OK

Potter Co., OK

Ochiltree Co., TX

Moore Co., TX

Hutchinson Co., TX

Hansford Co., TX

Carson Co., TX

Texas Co., OK

Harper Co., OK

Beaver Co., OK

Clarke Co., MS

Jasper Co., MS

Jefferson Davis Co., MS

Jones Co., MS

Lamar Co., MS

LeFlore Co., MS

Walthall Co., MS

Wayne Co., MS

Madison Co., TX

Lafayette Co., AR

Bossier Pa., LA

Terrebone Pa., LA

Hardeman Co., TX

Webster Pa., LA

Brazos Co., TX

Jefferson Co., OK

Jackson Pa., LA

Van Buren Co., AR

White Co., AR

Cleburne Co., AR

Conway Co., AR

Jefferson Co., TX

Jackson Co., AR

11

Matagorda Co., TX

Bienville Pa., LA

De Soto Pa., LA

Stephens Co., TX

Baylor Co., TX

Young Co., TX

Nolan Co., TX

Shackelford Co., TX

Throckmorton Co., TX

Lavaca Co., TX

Knox Co., TX

Clay Co., TX

Archer Co., TX

Ector Co., TX

Reeves Co., TX

Cottle Co., TX

Rusk Co., TX

Harrison Co., TX

Yoakum, Co., TX

Carbon Co., UT

Crockett Co., TX

Dewitt Co., TX

Emery Co., UT

Kingfisher Co., OK

Lea Co., NM

Major Co., OK

Red River Pa., LA

Sabine Pa., LA

San Augustine Co., TX

Shelby Co., TX

Upton Co., TX

12

AVAD North Texas, LLC:

Wheeler Co., TX

Washita Co., OK

Roger Mills Co., OK

Roberts Co., TX

Lipscomb Co., TX

Kiowa Co., OK

Gray Co., TX

Ellis Co., OK

Dewey Co., OK

Custer Co., OK

Beckham Co., OK

Hemphill Co., OK

Sherman Co., OK

Potter Co., OK

Ochiltree Co., TX

Moore Co., TX

Hutchinson Co., TX

Hansford Co., TX

Carson Co., TX

Texas Co., OK

Harper Co., OK

Beaver Co., OK

Clarke Co., MS

Jasper Co., MS

Jefferson Davis Co., MS

Jones Co., MS

Lamar Co., MS

LeFlore Co., MS

Walthall Co., MS

Wayne Co., MS

Stephens Co., TX

Baylor Co., TX

Young Co., TX

Nolan Co., TX

Shackelford Co., TX

Throckmorton Co., TX

Lavaca Co., TX

Knox Co., TX

Clay Co., TX

Archer Co., TX

Ector Co., TX

Reeves Co., TX

Cottle Co., TX

Carbon Co., UT

Crockett Co., TX

Emery Co., UT

13

AVAD Utah, LLC:

Wheeler Co., TX

Washita Co., OK

Roger Mills Co., OK

Roberts Co., TX

Lipscomb Co., TX

Kiowa Co., OK

Gray Co., TX

Ellis Co., OK

Dewey Co., OK

Custer Co., OK

Beckham Co., OK

Hemphill Co., OK

Sherman Co., OK

Potter Co., OK

Ochiltree Co., TX

Moore Co., TX

Hutchinson Co., TX

Hansford Co., TX

Carson Co., TX

Texas Co., OK

Harper Co., OK

Beaver Co., OK

Clarke Co., MS

Jasper Co., MS

Jefferson Davis Co., MS

Jones Co., MS

Lamar Co., MS

LeFlore Co., MS

Walthall Co., MS

Wayne Co., MS

Stephens Co., TX

Baylor Co., TX

Young Co., TX

Nolan Co., TX

Shackelford Co., TX

Throckmorton Co., TX

Lavaca Co., TX

Knox Co., TX

Clay Co., TX

Archer Co., TX

Ector Co., TX

Reeves Co., TX

Cottle Co., TX

Carbon Co., UT

Crockett Co., TX

Emery Co., UT

14

OKSA Minerals, LP:

Le Flore Co., OK

15